Exhibit 10.1

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LICENSE AND COLLABORATION AGREEMENT

by and between

Protagonist Therapeutics, Inc.

and

Takeda Pharmaceuticals USA, Inc.

Dated as of January 31, 2024

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-i-

(continued)

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-ii-

(continued)

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-iii-

(continued)

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-iv-

(continued)

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-v-

(continued)

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		Page
14.16	FURTHER ASSURANCES	116
14.17	COUNTERPARTS; ELECTRONIC SIGNATURES	116

-vi-

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LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (this “Agreement”) is entered into as of January 31, 2024 (the “Execution Date”), by and between Takeda Pharmaceuticals USA, Inc., a Delaware corporation having a place of business at 95 Hayden Avenue, Lexington, MA 02421, United States (“Takeda”), and Protagonist Therapeutics, Inc., a Delaware corporation, having a place of business at 7707 Gateway Blvd., Suite 410, Newark, CA 94560 (“Protagonist”).  Takeda and Protagonist are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

WHEREAS, Takeda is a pharmaceutical company in the business of research, developing, and commercializing new treatments in multiple therapeutic areas, including rare diseases.

WHEREAS, Protagonist is a biopharmaceutical company developing peptide-based therapeutic drugs to address hematology and blood disorders, including Rusfertide (as defined below).

WHEREAS, Takeda and Protagonist desire to collaborate with respect to the Development and Commercialization of the Licensed Products in the United States, and Takeda desires to obtain and Protagonist is willing to grant exclusive rights to Develop and Commercialize the Licensed Products in the Ex-U.S. Territory, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Protagonist and Takeda agree as follows:

ARTICLE I
DEFINITIONS

1.1Definitions. For the purpose of this Agreement, the following terms, whether used in singular or plural form, shall have the respective meanings set forth below:

1.1.1“Acquirer” means, with respect to a Change of Control of a Party, the Third Party that acquires such Party or its direct or indirect controlling Affiliate, or that acquires all or substantially all of the assets of such Party or its direct or indirect controlling Affiliate, including any Affiliates of such Third Party as determined immediately prior to the closing of such Change of Control.

1.1.2“Acquirer Competing Program” has the meaning set forth in Section 1.1.225.

1.1.3“Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.1.4“Action” means any legal action, claim, suit or proceeding.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.5“Additional LP Development” has the meaning set forth in Section 4.2(b).

1.1.6“Additional Product” has the meaning set forth in Section 2.9.

1.1.7“Additional Product Transaction” has the meaning set forth in Section 2.9.

1.1.8“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).  The Parties acknowledge that in the case of certain entities organized under the Laws of certain countries outside of the United States, the maximum percentage ownership permitted by Applicable Law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence; provided that such foreign investor has the power to direct the management and policies of such entity.  For clarity, a Person may be or become an Affiliate of another Person and may cease to be an Affiliate of such Person, in each case, during the Term of this Agreement.

1.1.9“Agreement” has the meaning set forth in the Preamble, and shall include, for the avoidance of doubt, all schedules hereto.

1.1.10“Alliance Manager” has the meaning set forth in Section 3.10(a).

1.1.11“Applicable Accounting Standards” means (a) with respect to Takeda, International Financial Reporting Standards (“IFRS”), (b) with respect to Protagonist, United States generally accepted accounting principles (“GAAP”), and (c) with respect to any Affiliate or Sublicensee, GAAP or IFRS, as applicable, in each case as generally and consistently applied throughout Takeda’s or its Affiliate’s or Sublicensee’s organization.

1.1.12“Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, including GCP, GLP, GMP, and GPP, major national securities exchanges or major securities listing organizations, and orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.1.13“Approved Commercialization Subcontractors” means (a) with respect to Takeda, the Persons set forth in Section I of Schedule 1.1.13, and (b) with respect to Protagonist, the Persons set forth in Section II of Schedule 1.1.13.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.14“Approved Development Subcontractors” means (a) with respect to Takeda, the Persons set forth in Section I of Schedule 1.1.14 and (b) with respect to Protagonist the Persons set forth in Section II of Schedule 1.1.14.

1.1.15“Approved Manufacturing Subcontractors” means (a) with respect to Takeda, the Persons set forth in Section I of Schedule 1.1.15, and (b) with respect to Protagonist, the Persons set forth in Section II of Schedule 1.1.15.

1.1.16“Arising IP” means Arising Patents and Arising Know-How.

1.1.17“Arising Know-How”, with respect to a Party, means any and all Know-How conceived, discovered, developed, or otherwise made solely by or on behalf of such Party or any of its Affiliates, Sublicensees or Subcontractors during the Term under or in connection with this Agreement, where such Party is Takeda, “Arising Takeda Know-How” and, where such Party is Protagonist, “Arising Protagonist Know-How”.  For clarity, “Arising Know-How” excludes any Joint Know-How.

1.1.18“Arising Patents”, with respect to a Party, means any and all Patent Rights claiming Arising Know-How of such Party.  For clarity, “Arising Patents” excludes any Joint Patents.

1.1.19“Arising Protagonist IP” means, collectively, the Arising Protagonist Know-How and the Arising Protagonist Patents.

1.1.20“Arising Protagonist Know-How” has the meaning set forth in Section 1.1.17.

1.1.21“Arising Protagonist Patents” means any and all Arising Patents claiming Arising Protagonist Know-How.

1.1.22“Arising Takeda IP” means, collectively, the Arising Takeda Know-How and the Arising Takeda Patents.

1.1.23“Arising Takeda Know-How” has the meaning set forth in Section 1.1.17.

1.1.24“Arising Takeda Patents” means any and all Arising Patents claiming Arising Takeda Know-How.

1.1.25“Assumed Pre-OIOO Date U.S. Regulatory Activities” has the meaning set forth in Section 5.1(a)(i).

1.1.26“Audit Arbitrator” has the meaning set forth in Section 8.11.

1.1.27“Bankrupt Party” has the meaning set forth in Section 12.10.

1.1.28“Blocking New Technology” has the meaning set forth in Section 2.10(b)(ii)A.

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1.1.29“Breaching Party” has the meaning set forth in Section 12.4(a).

1.1.30“Business Day” means a day on which banking institutions in New York, New York and Tokyo, Japan are open for business.

1.1.31“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year; provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and (b) the last Calendar Quarter of the Term shall end on the last day of the Term.

1.1.32“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and (b) the last Calendar Year of the Term shall end on the last day of the Term.

1.1.33“Change of Control” means, with respect to a Person, any of the following:  (a) the sale or disposition of all or substantially all of the assets of such Person or its direct or indirect controlling Affiliate to a Third Party, other than to an entity of which more than fifty percent (50%) of the voting capital stock are owned after such sale or disposition by shareholders of such Person or its direct or indirect controlling Affiliate (in either case, whether directly or indirectly through any parent entity); or (b) (i) the acquisition by a Third Party, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such Person or any of its Affiliates, of more than fifty percent (50%) of the outstanding shares of voting capital stock of such Person or its direct or indirect controlling Affiliate, or (ii) the acquisition, merger or consolidation of such Person or its direct or indirect controlling Affiliate with or into another Person, other than, in the case of this clause (b), an acquisition or a merger or consolidation of such Person or its controlling Affiliate in which the holders of shares of voting capital stock of such Person or its controlling Affiliate, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation, and in each case (a) or (b), whether through a single transaction or a series of related transactions.

1.1.34“Clinical Trial” means (a) any Phase 1 Clinical Trial, Phase 2 Clinical Trial, Phase 2b Clinical Trial or Phase 3 Clinical Trial, (b) such other tests and studies in human subjects that are required by Applicable Law or otherwise recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a product for one or more indications, and (c) any open label extension study of a product; provided, however, that, solely for the purposes of determining milestone payments required under Article VIII, “Clinical Trial” shall exclude any investigator initiated sponsored research.

1.1.35“CMC Development” means all research and development activities conducted in respect of the Manufacture of the Licensed Products, including chemistry, manufacturing and control (CMC), test method development and stability testing, device development, process development, manufacturing scale-up, qualification and validation, quality assurance and quality control processes and techniques.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.36“Co-Detail and Co-Scientific Exchange Opt-Out Option” has the meaning set forth in Section 7.7(a).

1.1.37“Co-Detail and Co-Scientific Exchange Option” has the meaning set forth in Section 7.7(a).

1.1.38“Co-Promotion Agreement” has the meaning set forth in Section 7.7(c).

1.1.39“Combination Product” means any product that (a) comprises a Licensed Compound and one (1) or more other active component(s), whether packaged together or co-formulated in the same therapeutic formulation, or (b) meets the criteria of a “combination product” by the FDA pursuant to 21 C.F.R. §3.2(e) or its foreign equivalent, and in each case ((a) and (b)) is sold as a single unit for a single price, but excluding devices, drug delivery vehicles, adjuvants, solubilizers and excipients.

1.1.40“Commercialization” or “Commercialize” means, with respect to a product, any and all activities directed to the preparation for sale or sale of such product, including activities related to marketing, advertising, promoting, detailing, distributing, importing, having imported, exporting, having exported, using, selling or offering to sell, or seeking to obtain reimbursement for, such product, whether before or after Regulatory Approval for such product has been obtained, but excluding, in each case, any activities directed to Manufacturing, Development or Scientific Exchange Activities.

1.1.41“Commercialization Event” has the meaning set forth in Section 3.6(c)(v)A.

1.1.42“Commercialization Wind-Down Period” has the meaning set forth in Section 12.11(f)(iii).

1.1.43“Commercially Reasonable Efforts” means, with respect to the efforts to be expended, or considerations to be undertaken, by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder [***].

1.1.44“Confidential Information”, with respect to a Party, means all Know-How and other information that is of a confidential or proprietary nature to such Party (including Know-How and information of Third Parties) and that is disclosed to the other Party or its Affiliates under this Agreement, in any form (written, oral, electronic, photographic, or otherwise).  Confidential Information includes Know-How or other information (whether or not patentable) regarding such Party’s technology, products, business information, business objectives, reports and audits under this Agreement, as well as all proprietary materials (and data and information associated therewith) of such Party.  Confidential Information shall include:  (a) the terms and conditions of this Agreement, which shall be the Confidential Information of both Parties; and (b) Confidential Information disclosed by either Party pursuant to the Confidentiality Agreement, which shall be the Confidential Information of such Party.

1.1.45“Confidentiality Agreement” means that certain Confidentiality Agreement by and between Protagonist and Millennium Pharmaceuticals, Inc., dated of as July 15, 2021, as amended on August 13, 2021 and August 14, 2022.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.46“Control” or “Controlled” means, with respect to any (a) Know-How, Patents, or other Intellectual Property rights, or (b) product, compound, or component thereof, the legal authority or right (whether by ownership, license, or otherwise, but without taking into account any rights granted by one (1) Party to the other Party pursuant to this Agreement) of a Party to grant rights of access and use, a license, or a sublicense, in each case of the scope granted to such other Party pursuant to this Agreement of or under (i) in the case of the foregoing clause (a), such Know-How, Patents, or other Intellectual Property rights, or (ii) in the case of the foregoing clause (b), Patents that claim or cover or Know-How or other Intellectual Property rights that are incorporated in or embody such product, compound, or component ((i) and (ii) collectively, the “Intellectual Property Rights”), in each case ((i) and (ii)), to the other Party, without (x) breaching the terms of any agreement with a Third Party in existence as of the time such Party would be required hereunder to grant such rights of access and use, license, or sublicense, (y) misappropriating the proprietary or trade secret information of a Third Party, or (z) violating any Applicable Laws. [***]

1.1.47“Co-Promotion Agreement” has the meaning set forth in Section 7.7(c).

1.1.48“Cover” or “Covered” means that, with respect to any Patent Right and product (including a Licensed Product) in the Territory, but for a license or sublicense granted to Takeda, its Affiliates or its Sublicensees under any claim included in such Patent Right, the Development, Manufacture, Commercialization, and other Exploitation of such product (including a Licensed Product) in the Field in the Territory by Takeda, its Affiliates or its Sublicensees would infringe such claim, or in the case of a claim that has not yet issued, would infringe such claim if it were to issue.

1.1.49“CRO” means contract research organization.

1.1.50“Data Read-Out” means, with respect to the VERIFY Clinical Trial, the date that [***].

1.1.51“Detail” means, with respect to a Licensed Product, the communication by a Sales Representative to a medical professional during a sales call (a) involving face-to-face contact or by means of an e-detail or detailing through video, (b) describing in a fair and balanced manner the FDA-approved indicated uses and other relevant characteristics of such Licensed Product, (c) using Promotional Materials in an effort to increase the prescribing and/or hospital ordering preferences of such Licensed Product for its regulatory-approved indicated uses, and (d) made at such medical professional’s office, in a hospital, at marketing meetings sponsored by a Party for such Licensed Product or other appropriate venues conducive to pharmaceutical product informational communication where the principal objective is to place an emphasis, either primary or secondary, on such Licensed Product and not simply to discuss such Licensed Product with such medical professional.  For the avoidance of doubt, (a) discussions at conventions or other meetings not specifically sponsored by a Party for a Licensed Product or (b) the drop off of a Licensed Product sample made by a Sales Representative shall not constitute “Detail” or “Detailing”.

1.1.52“Detail Costs” means with respect to a Detail provided by either Party in the U.S., the cost-per-Detail as set forth in the budget within the applicable Joint Commercialization Plan, which cost-per-Detail shall be based on the position of the Licensed Product during such Detail.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.53“Develop” or “Development” means, with respect to a product, discovery, research, preclinical development, clinical development, and regulatory activities with respect to such product, including test method development and development stability testing, design, compatibility testing, toxicology, animal efficacy studies, formulation, quality assurance/quality control development, statistical analysis, clinical studies, regulatory affairs, regulatory approval (including the preparation and submission of applications for such regulatory approval) and registration, chemical development, whether before or after regulatory approval for such product has been obtained; but excluding, in each case, any CMC Development or any activities directed to Commercialization or Manufacturing.

1.1.54“Development Event” means, with respect to the Development of a Licensed Product, [***].

1.1.55“Disclosing Party” has the meaning set forth in Section 10.2(a).

1.1.56“Disputes” has the meaning set forth in Section 14.2(a).

1.1.57“Distribution Costs” means, to the extent not included in a Party’s Manufacturing Costs, the [***] incurred, and the [***] recorded as an expense by a Party or any of its Affiliates, in accordance with its Applicable Accounting Standards, during the Term of and pursuant to this Agreement (as agreed to by the Parties from time to time), [***], but expressly excluding [***].

1.1.58“Distribution Matters” means all issues and decisions regarding the distribution of the Licensed Products, including decisions as to whether and with which wholesalers, specialty pharmacies and distributors to contract, and the terms of contracts with such wholesalers and distributors.

1.1.59“Divest” means, with respect to a Protagonist Competing Program or a Takeda Competing Program, as the case may be, a divestiture of such Protagonist Competing Program or Takeda Competing Program to a Third Party by sale, license or otherwise; provided that, if such divestiture is made by way of one (1) or more licenses or sublicenses, then the divesting Party and its Affiliates shall not hold or retain any rights to Develop, Manufacture, Commercialize or otherwise Exploit such Protagonist Competing Program or Takeda Competing Program, as applicable, including the right to consult with respect to, or otherwise participate in, any decisions, or otherwise collaborate with any Third Party, with respect to the Development, Manufacture, Commercialization or other Exploitation of such Protagonist Competing Program or Takeda Competing Program, as applicable (other than with respect to reasonable transition periods or as may be required by relevant Governmental Authorities in connection with such divestiture).  “Divestiture” has a correlative meaning.

1.1.60“Dollars” and “$” means United States dollars.

1.1.61“Drug Approval Application” means a Biologics License Application (BLA), NDA, Marketing Authorization Application (MAA) or similar application or submission filed with a Regulatory Authority in a country or group of countries to obtain Regulatory Approval for a biological, pharmaceutical or other therapeutic or prophylactic product in that country or in

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

that group of countries, and all supplements and amendments that may be filed with respect to the foregoing.

1.1.62“Effective Date” has the meaning set forth in Section 12.1(b).

1.1.63“EMA” means the European Medicines Agency and any successor Regulatory Authority having substantially the same function.

1.1.64“Enrollment” means the [***].

1.1.65“[***]” has the meaning set forth in Section 4.5(b)(ii).

1.1.66“European Countries” means [***].

1.1.67“European Union” means the organization of member states as it may be constituted from time to time, which as of the Execution Date consists of Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

1.1.68“Execution Date” has the meaning set forth in the Preamble.

1.1.69“Executive Officer” means, for Protagonist, its Chief Executive Officer or another senior executive designee with decision-making authority and responsibilities comparable thereto, and for Takeda, a designated senior executive officer above Vice President with decision-making authority and responsibilities related to the issue which is being referred to the Executive Officers.  In the event that the position of any of the Executive Officers identified in this Section 1.1.69 no longer exists due to a Change of Control, corporate reorganization, corporate restructuring or the like, then the applicable Executive Officer will be replaced with another executive officer with decision-making authority and responsibilities comparable to the eliminated Executive Officer.

1.1.70“Existing Patents” has the meaning set forth in Section 11.2(a).

1.1.71“Expense Report” has the meaning set forth in Section 8.7(a).

1.1.72“Expert” has the meaning set forth in Section 14.2(c)(i).

1.1.73“Exploit” or “Exploitation” means to Develop, have Developed, use, Manufacture, have Manufactured, sell, have sold, offer for sale, Commercialize, import, export, register, and otherwise exploit a product.

1.1.74“Ex-U.S. Territory” means all countries in the world excluding the United States.

1.1.75“FDA” means the United States Food and Drug Administration or any successor Regulatory Authority having substantially the same function.

1.1.76“Field” means any and all indications and uses in humans or animals.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.77“Field Medical Team” means account medical leads (AMLs) and medical science liaisons (MSLs).

1.1.78“Finance Officers” has the meaning set forth in Section 8.7(a).

1.1.79“Firewall” means, with respect to any Licensed Compound or Licensed Product under this Agreement, Protagonist or Takeda, as applicable, and a Protagonist Competing Program or Takeda Competing Program, respectively, of an Acquirer of such Party:  (a) to ensure that no personnel (whether employees, consultants, Third Party contractors, or others (for the purposes of this definition, “Personnel”)) working on or involved with the clinical Development or Commercialization of the product constituting such Protagonist Competing Program or Takeda Competing Program, as applicable, has access to non-public plans or non-public information relating to the Development or Commercialization of any Licensed Compound or Licensed Product; (b) to ensure that Personnel that are performing or are otherwise involved in activities under this Agreement shall not simultaneously work on, or subsequently be assigned to work on, such Protagonist Competing Program or Takeda Competing Program, as applicable; (c) to ensure that no Confidential Information of Takeda or Protagonist relating to any Licensed Compound or Licensed Product is shared with or accessed or used by Personnel that are working on, respectively, a Protagonist Competing Program and a Takeda Competing Program; and (d) to provide information reasonably requested by the other Party relating to the foregoing items (a) through (c), and to reasonably cooperate to enable such Party to verify that such restrictions are in place and sufficient to achieve the foregoing (a) through (c).  For clarity, the foregoing restrictions shall not prevent employees of either Party that are at or above the vice president level (with respect to Protagonist), and at or above the senior director level (with respect to Takeda), as applicable, or members of the Board of Directors of either Party, from receiving financial, scientific, technical, strategy, or patent-related information about Licensed Compounds or Licensed Products under this Agreement; provided that such employees or members of the Board of Directors do not perform any day-to-day responsibilities for either such Licensed Compounds or Licensed Products or a Protagonist Competing Program or Takeda Competing Program, as applicable, and that Protagonist or Takeda, as the case may be, ensures such employees and members of its Board of Directors understand and comply with Protagonist’s or Takeda’s, respectively, obligations of confidentiality and non-use as set forth in this Agreement.

1.1.80“First Commercial Sale” means, with respect to a Licensed Product and a country, the first [***].

1.1.81“FTE” means the equivalent of the work of one (1) employee full time for one (1) Calendar Year (consisting of at least a total of [***] hours per Calendar Year) of work directly related to the Development, Commercialization or Manufacturing of a Licensed Compound or Licensed Product.  No additional payment shall be made with respect to any person who works more than [***] hours per Calendar Year and any person who devotes less than [***] hours per Calendar Year (or such other number as may be agreed by the JDC or JCC, as applicable) shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [***].

1.1.82“FTE Costs” means, with respect to a Party for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of such Party performing Development, Commercialization or Manufacturing activities for a Licensed Product during such period in

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

accordance with its applicable Joint Global Development Plan or Joint Commercialization Plan, as applicable, or otherwise as set forth in this Agreement.

1.1.83“FTE Rate” means (a) for [***] personnel, [***] Dollars ($[***]) per one (1) full [***] FTE per Calendar Year, and (b) for all [***] personnel, [***] Dollars ($[***]) per one (1) such FTE per Calendar Year, which rates in both subsections (a) and (b) include all direct and indirect costs of the performing Party’s FTE, including personnel and travel expenses.  Starting [***], (i) the foregoing rate in clauses (a) and (b) will adjust on January 1 of each Calendar Year by an amount equal to the increase, if any, in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, calculated by the Bureau of Labor Statistics during the immediately preceding Calendar Year, and (ii) the rate in clause (b) will be also subject to annual reassessments and recommendations of the Joint Finance Committee as approved by the JSC.  Notwithstanding the foregoing, for any Calendar Year during the Term that is less than a full year, the referenced rate in clauses (a) and (b) will be proportionately reduced to reflect such portion of such full Calendar Year.

1.1.84“GAAP” has the meaning set forth in Section 1.1.11.

1.1.85“Generic Product” means, means, on a Licensed Product-by-Licensed Product and country-by-country basis, a product that (a) contains the same active ingredient(s) as such Licensed Product, (b) is approved for use in such country by the applicable Regulatory Authority in such country [***].  For purposes of this Agreement, biosimilar products are Generic Products.

1.1.86“Good Clinical Practices” or “GCP” means the applicable then-current standards for clinical activities for pharmaceuticals or biologicals, as set forth in the Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the U.S., any similar standards of good clinical practice as are required by any Regulatory Authority in such country, to the extent such standards are not less stringent than applicable U.S. standards or ICH Guidelines, including ICH E6.

1.1.87“Good Laboratory Practices” or “GLP” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the U.S., any similar standards of good laboratory practice as are required by any Regulatory Authority in such country.

1.1.88“Good Manufacturing Practices” or “GMP” means the applicable then-current standards for conducting Manufacturing activities for pharmaceuticals or biologicals (or active pharmaceutical ingredients) as are required by any applicable Regulatory Authority in the Territory, to the extent such standards are not less stringent than applicable U.S. standards as provided in, but not limited to, 21 C.F.R. Parts 210 and 211, or ICH Guidelines, including ICH Q7.

1.1.89“Good Publication Practices” or “GPP” means the applicable then-current recommendations for publishing company-sponsored biomedical research published by the Annals of Internal Medicine.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.90“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof, or (c) any multinational or supranational body.

1.1.91“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.1.92“HSR Filing” has the meaning set forth in Section 12.1(a).

1.1.93“IND” means an application submitted to a Regulatory Authority to initiate human clinical trials, including (a) an Investigational New Drug application or any successor application or procedure filed with the FDA, (b) any equivalent of a U.S. Investigational New Drug application in any country outside the United States, and (c) all supplements and amendments that may be filed with respect to the foregoing.

1.1.94“Indemnified Party” has the meaning set forth in Section 13.4.

1.1.95“Indemnifying Party” has the meaning set forth in Section 13.4.

1.1.96“Indication” means a separate and distinct disease or medical condition in humans for a pharmaceutical or biological product that: [***].

1.1.97“Initial Indication” means polycythemia vera (PV).

1.1.98“Initiation” means, with respect to a Clinical Trial, the [***] with the applicable Licensed Product pursuant to the protocol for such Clinical Trial.

1.1.99“In-License Agreement” has the meaning set forth in Section 11.2(b).

1.1.100“In-Licensed Patents” has the meaning set forth in Section 11.2(b).

1.1.101“Inventory Build Costs” means the Manufacturing Costs incurred in connection with the production or acquisition of supplies of a Licensed Product prior to First Commercial Sale of such Licensed Product, to the extent that (a) such costs and expenses are not incurred in connection with the performance of a Clinical Trial and would ordinarily be included as a cost of Development under Applicable Accounting Standards and (b) such supplies are able to be sold in the Commercialization of such Licensed Product.

1.1.102“Intellectual Property” means all intellectual property and proprietary rights, including (a) all Patent Rights, (b) all trademarks, service marks, trade dress, logos, slogans, brand names, trade names, domain names, and business and product names, and all applications and registrations therefor, and all extensions and renewals thereof, and all goodwill of the business connected with the use of and symbolized by the foregoing, (c) all copyrights and copyrightable works, all mask works, industrial designs, and protectable designs, and all applications and registrations therefor, and all extensions and renewals thereof, (d) all Know-How and confidential business information (including designs, industrial models, manufacturing, engineering and technical drawings, specifications, customer and supplier lists, customer data, pricing and cost

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

information, and business and marketing plans and proposals), and (e) all rights to use all of the foregoing and all other rights in, to, and under the foregoing.

1.1.103“IP Expert” means an independent Third Party expert who is an attorney having practiced United States patent law for at least [***] (or who has such other similar credentials as agreed by the Parties) selected by the Parties through the JIPC within [***] of the Effective Date, and, unless otherwise agreed in writing by the Parties, is not a current or former employee, contractor, agent or consultant of either Party or any of its Affiliates.

1.1.104“IP Head” means (a) with respect to Takeda, the representative designated by Takeda via the JIPC and (b) with respect to Protagonist, the representative designated by Protagonist via the JIPC, in each case, as confirmed by the Parties to the JSC.

1.1.105“IP Strategic Reason” means a reason to [***].

1.1.106“IRA” has the meaning set forth in Section 8.6(d)(v).

1.1.107“Japan Clinical Supply Agreement” has the meaning set forth in Section 6.2(a)(ii).

1.1.108“JCC” has the meaning set forth in Section 3.3(a).

1.1.109“JDC” has the meaning set forth in Section 3.2(a).

1.1.110“JIPC” has the meaning set forth in Section 9.5(a).

1.1.111“Joint Commercialization Plan” has the meaning set forth in Section 7.3.

1.1.112“Joint Committee” means the JSC, the JDC, the JCC, the Joint Manufacturing Working Group, the Joint Finance Committee, or any committees formed by the JSC pursuant to Section 3.1(d), as applicable.

1.1.113“Joint Finance Committee” has the meaning set forth in Section 8.8.

1.1.114“Joint Global Development Plan” has the meaning set forth in Section 4.2(a).

1.1.115“Joint IP” has the meaning set forth in Section 9.1(c).

1.1.116“Joint Know-How” has the meaning set forth in Section 9.1(d).

1.1.117“Joint Manufacturing Working Group” has the meaning set forth in Section 3.1(e).

1.1.118“Joint Patent” has the meaning set forth in Section 9.1(d).

1.1.119“JSC” has the meaning set forth in Section 3.1(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.120“Know-How” means any intangible information, including data, inventions, practices, methods, protocols, formulas, knowledge, know-how, trade secrets, processes, results, assays, skills, experience, techniques, governmental or regulatory information (including all regulatory materials submitted or required to be submitted to a Regulatory Authority, or received from a Regulatory Authority, in connection with a clinical trial, manufacturing or marketing authorization), and results of experimentation and testing, including pharmacological, toxicological and pre-clinical and clinical data and analytical and quality control data, patentable or otherwise.

1.1.121“Knowledge” means, with respect to a Party, after performing reasonably diligent investigation, the actual knowledge of the chief executive officer; the president; any executive vice president, senior vice president or vice president of research, intellectual property or regulatory affairs; the chief scientific officer; the internal patent counsel; the general counsel; or the chief medical officer; in each case, of such Party, or any personnel holding positions equivalent to such job titles (but only to the extent such positions exist at such Party).

1.1.122“Licensed Compound” means the following molecules: (a) the compound known internally at Protagonist as “PTG-300”; (b) the second generation injectable hepcidin mimetic compounds Controlled by Protagonist existing as of the Execution Date as listed on Schedule 1.1.122 (the “Second Generation Compounds”, and together with PTG-300, the “Rusfertide Program”); (c) any injectable hepcidin mimetic compounds arising from research conducted by Protagonist during the [***] period after the Effective Date; and (d) any active metabolite, salt, ester, hydrate, solvate, free acid form, free base form, crystalline form, co-crystalline form, amorphous form, pro-drug (including ester pro-drug) form, polymorph, or tautomer of the foregoing.

1.1.123“Licensed Know-How” means any and all Know-How that is (a) Controlled by Protagonist or any of its Affiliates as of the Effective Date or during the Term and (b) necessary or reasonably useful for the Development, Manufacture, Commercialization, or other Exploitation of the Licensed Compounds or Licensed Products in the Field in the Territory, including Know-How within the Protagonist Background IP, the Arising Protagonist Know-How and Protagonist’s interest in the Joint Know-How.

1.1.124“Licensed Patents” means any and all Patent Rights that are (a) Controlled by Protagonist or any of its Affiliates as of the Effective Date or during the Term and (b) necessary or reasonably useful for the Development, Manufacture, Commercialization, or other Exploitation of the Licensed Compounds or Licensed Products in the Field in the Territory, including Patent Rights within the Protagonist Background IP, the Arising Protagonist Patents and Protagonist’s interest in the Joint Patents.

1.1.125“Licensed Product” means (a) the product containing the compound known internally at Protagonist as “PTG-300” (“Rusfertide”), and (b) any and all products containing any other Licensed Compound in any injectable formulation, dosage strength or other injectable product presentation, in each case ((a) and (b)), whether alone or in combination with one or more other active ingredients, including for clarity a Combination Product.

1.1.126“Licensed Technology” means, collectively, the Licensed Know-How and the Licensed Patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.127“Losses” means liabilities, damages, costs, fees and expenses, and losses, including reasonable litigation expenses and attorneys’ fees.

1.1.128“Major Markets” means [***].

1.1.129“Manufacture” or “Manufacturing” means, with respect to a product and as applicable, any and all activities associated with the production, manufacture, supply, processing, filling, packaging, labeling, shipping, and storage of such product or any components thereof, including process and formulation development, process validation, stability testing, manufacturing scale-up, preclinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release, manufacturing development, and packaging development, but excluding any CMC Development or any activities directed to Development, Scientific Exchange Activities or Commercialization of such product.

1.1.130“Manufacturing Costs” means, with respect to a Licensed Product Manufactured by a Party:

(a)if such Licensed Product is Manufactured by such Party’s Third Party manufacturer, (i) such Party’s actual Third Party costs solely and specifically related to the Manufacture of such Licensed Product, and (ii) any FTE Costs incurred by such Party allocated thereto, including for Manufacturing oversight and quality assurance with respect thereto as determined in accordance with Applicable Accounting Standards; or

(b)if, in the case of Takeda, such Licensed Product is Manufactured by Takeda itself, the actual, fully-burdened cost incurred in the performance of such Manufacturing, including direct material cost, direct labor and benefits, variances, write-off and inventory provisions, disposal cost, and the proportionate share of indirect manufacturing costs, including fixed asset depreciation but excluding capital expenditures, which, for clarity, will be included on an amortized basis.  Such fully-burdened cost shall be calculated in accordance with Takeda’s Applicable Accounting Standards.  For clarity, Manufacturing Costs shall exclude corporate overhead and any other costs not allocable to the Manufacture of the Licensed Products.

1.1.131“Manufacturing Technology Transfer” has the meaning set forth in Section 6.3.

1.1.132“Manufacturing Technology Transfer Plan” has the meaning set forth in Section 6.3.

1.1.133“Material Adverse Product Effect” means (a) a Safety Concern, or (b) a material adverse effect on the strategy and success of the Development or Commercialization, as applicable, of the Licensed Compound or Licensed Product in its Indication as a result of the disputed matter or proposed change, respectively, proposed under its applicable Joint Global Development Plan or Joint Commercialization Plan, respectively.

1.1.134“MHRA” means the United Kingdom’s Medicines and Healthcare products Regulatory Agency and any successor Regulatory Authority having substantially the same function.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.135“Net Revenue” means, to the extent allocable to a Licensed Product in the U.S., and, if applicable, for one or more such Licensed Products: (a) the total Net Sales of all such Licensed Products in the U.S. plus (b) Other Income received in connection with such Licensed Product in the U.S.  Net Revenues will be accounted for in accordance with Applicable Accounting Standards, as consistently applied by the applicable Party in the U.S.

1.1.136“Net Sales” means with respect to a Licensed Product, the gross amount invoiced in a country in the Territory by or on behalf of Takeda or its Affiliates or its Sublicensees (each of the foregoing Persons, a “Selling Party”) for the sale or other disposition of such Licensed Product in such country to Third Parties (including Third Party Distributors), less the following deductions calculated in accordance with the Applicable Accounting Standards, consistently applied throughout the Territory by the relevant Selling Party, to the extent allocated to such Licensed Product and actually taken, paid, accrued, allocated or allowed based on good faith estimates, and not otherwise recovered by or reimbursed to the Selling Party, as set forth below:

(a)cash, trade, or quantity discounts, charge-back payments, and rebates actually granted to trade customers, managed health care organizations, pharmaceutical benefit managers, group purchasing organizations, and national, state or local governments;

(b)credits, rebates, or allowances actually allowed upon prompt payment or on account of claims, damaged goods, rejections, or returns of such Licensed Product, including in connection with recalls and retroactive price reductions;

(c)amounts actually written off as uncollectible to the extent consistent with the Selling Party’s business practices for its other products; provided, however, that such amounts shall be added back to Net Sales if and when actually collected;

(d)that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and reasonably allocable to the sale of such Licensed Product;

(e)packaging, freight, postage, shipping, transportation, warehousing, handling and insurance charges, in each case, actually allowed or paid for delivery of such Licensed Product, and any customary payments with respect to such Licensed Product actually made to wholesalers or other distributors, in each case, actually allowed or paid for distribution and delivery of such Licensed Product, to the extent billed on the gross sales invoice or recognized; and

(f)Taxes to the extent included in the gross amount invoiced (excluding income, franchise or similar taxes of any kind), duties, tariffs, mandated contribution, or other governmental charges levied on the sale of such Licensed Product, including VAT (net of reimbursement of any value added taxes actually received), excise taxes and sales taxes, that the Selling Party allocates to sales of such Licensed Product in accordance with its standard policies and procedures consistently applied across its products, as applicable.

All allocations of discounts, allowance, credits, rebates and other deductions must be reasonable.  Notwithstanding the foregoing, amounts received or invoiced by Takeda, or its Affiliates, or their respective Sublicensees for the sale of such Licensed Product among Takeda or its Affiliates, or their respective Sublicensees, for resale will not be included in the computation of

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Net Sales hereunder, provided that Net Sales will be based only on any subsequent sales or dispositions to a non-Selling Party.  In any event, any amounts received or invoiced by Takeda or its Affiliates, or their respective Sublicensees, will be accounted for only once.  For purposes of determining Net Sales, a Product will be deemed to be sold when recorded as a sale by Takeda or its Affiliates, or their respective Sublicensees, in accordance with such Selling Party’s applicable Accounting Standards.  For clarity, a particular deduction may only be accounted for once in the calculation of Net Sales.  To the extent that any Selling Party receives consideration other than or in addition to cash upon the sale or disposition of a Licensed Product to a non-Selling Party, Net Sales will be calculated based on the average price charged for such Licensed Product, during the preceding royalty period, or in the absence of such sales, based on the Selling Party’s reasonable determination of the fair market value of such Licensed Product.  For clarity, Net Sales will not include amounts or other consideration received by a Selling Party from a non-Selling Party in consideration of the grant of a sublicense or co-promotion or distribution right to such non-Selling Party, provided that such consideration is not in lieu of all or a portion of the transfer price of the Licensed Product.

Net Sales will exclude any samples of Licensed Product transferred or disposed of for Clinical Trials or at or below costs of goods therefor for any so-called treatment investigational new drug sales, named patient sales, expanded access program, compassionate or emergency use sales or compassionate purpose, or any indigent program or promotional or educational purposes, in all cases if such sale or disposition is at or below costs of goods therefor.

In the case of any Combination Product sold in a given country in the Territory and reporting period, Net Sales for the purpose of determining royalties and sales milestone events of such Combination Product in such country will be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Licensed Product included in such Combination Product if sold separately as a stand-alone Licensed Product in such country, and B is the total invoice price of the other active component(s) in the Combination Product, if sold separately in the same Indication in such country.

If, on a country-by-country basis in a particular reporting period, the Licensed Product included in the Combination Product is sold separately as a stand-alone Licensed Product in the same Indication in such country, but the other active component(s) included in the Combination Product are not sold separately in the same Indication in such country, then Net Sales for the purpose of determining royalties and sales milestone events of the Combination Product for such country will be calculated by multiplying actual Net Sales of the Combination Product in such country by the fraction A/C, where A is the invoice price of the Licensed Product if sold separately as a stand-alone Licensed Product in such country, and C is the invoice price of the Combination Product in such country.

If, on a country-by-country basis in a particular reporting period, the Licensed Product included in the Combination Product is not sold separately as a stand-alone Licensed Product in the same Indication in such country, but the other active component(s) included in the Combination Product are sold separately in the same Indication in such country, then Net Sales for the purpose of determining royalties and sales milestone events of the Combination Product for such country will be calculated by multiplying actual Net Sales of the Combination Product in such country by the fraction (C-B)/C, where B is the invoice price of the other active component(s) included in such

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Combination Product if sold separately in the same Indication in such country, and C is the invoice price of the Combination Product in such country.

If neither the Licensed Product nor the other active component(s) included in the Combination Product are sold separately in the same Indication in a given country, then Net Sales for the purpose of determining royalties and sales milestone events in such country will be determined by agreement of the Parties based on the relative contribution of the Licensed Product and the other active component(s) in the Combination Product.

1.1.137“NDA” means any New Drug Application as described in 21 C.F.R. § 314, or any corresponding application for Regulatory Approval in any country or jurisdiction other than the United States.

1.1.138“New Technology” has the meaning set forth in Section 2.10(b)(i).

1.1.139“New Technology Agreements” has the meaning set forth in Section 11.4(c).

1.1.140“Non-Bankrupt Party” has the meaning set forth in Section 12.10.

1.1.141“Non-Breaching Party” has the meaning set forth in Section 12.4(a).

1.1.142“Opt-In/Out Date” means the date that is the earliest of (a) the date on which Takeda receives an Opt-Out Notice from Protagonist, (b) the date on which the Rusfertide Opt-Out Period expires without Takeda having received an Opt-Out Notice from Protagonist exercising the Rusfertide Opt-Out Right during such period, or (c) in the case of a Rusfertide Failure prior to the commencement of the Rusfertide Opt-Out Period, [***] following such event, but in no event earlier than [***].

1.1.143“Opt-Out Notice” has the meaning set forth in Section 4.4(b).

1.1.144“Opt-Out Product(s)” has the meaning set forth in Section 4.4(c).

1.1.145“Opt-Out Right” means, as the context requires, the Rusfertide Opt-Out Right or a Partial Opt-Out Right, as applicable.

1.1.146“Opt-Out Wind-Down Activities” has the meaning set forth in Section 4.4(c)(i).

1.1.147“Opt-Out Wind-Down Costs” has the meaning set forth in Section 4.4(c)(i).

1.1.148“Opt-Out Wind-Down Period” has the meaning set forth in Section 4.4(c)(i).

1.1.149“Other Income” means, with respect to a Licensed Product, any payment received by a Party or its Affiliate from a Sublicensee prior to Protagonist’s exercise of the Rusfertide Opt-Out Right impacting such Licensed Product or a Partial Opt-Out Right with respect to such Licensed Product in consideration for the grant of rights (including an option to obtain

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rights) to Develop, Manufacture, Commercialize or otherwise Exploit such Licensed Product in the U.S.; provided, however, that Other Income will not include any such payments received by such Party or its Affiliate from a Sublicensee as a bona fide payment or reimbursement specifically for or in respect of:  [***].  Other Income expressly excludes [***].

1.1.150“Out-of-Pocket Costs” means, with respect to certain activities for a Licensed Product hereunder, amounts paid to permitted Subcontractors (without mark-up) by a Party or its Affiliates under an arm’s length arrangement between such Party or its Affiliate and such Subcontractor for services or material provided by such Subcontractor in performance of such activities assigned to such Party under this Agreement.

1.1.151“Owned Patents” has the meaning set forth in Section 11.2(b).

1.1.152“Partial Opt-Out Right” has the meaning set forth in Section 4.4(a).

1.1.153“Party” or “Parties” means Protagonist or Takeda.

1.1.154“Patent Costs” means the direct Out-Of-Pocket Costs (including the reasonable fees and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance fees paid to Governmental Authorities) recorded as an expense by a Party or any of its Affiliates in accordance with Applicable Accounting Standards after the Effective Date, during the Term of and pursuant to this Agreement, (a) in connection with the prosecution and maintenance of rights, including costs of patent interference, opposition, reissue, or re-examination proceedings and filing and registration fees with respect to the Licensed Patents or Joint Patents, in each case to the extent that they claim the composition of matter, article of manufacture, method of use or treatment, or method of manufacture of a Licensed Product in the Territory, and (b) the costs of litigation (enforcement or defense) or other proceedings, under the Licensed Patents or Joint Patents, in each case only to the extent related to a Licensed Product in the Territory and not reimbursed by a Third Party.

1.1.155“Patent Rights” means patents, patent applications, provisional and non-provisional patent applications, patent cooperation treaty (PCT) applications, utility models and utility model applications, design patents or registered industrial designs and design applications or applications for registration of industrial designs, and all substitutions, divisionals, continuations, continuation-in-part applications, continued prosecution applications, requests for continued examinations, patents-of-addition, reissues, reexaminations, renewals, extensions and restorations by existing or future extension or restoration mechanisms (including any supplementary protection certificate or equivalents thereof), inventor’s certificates or letters patent, and all other counterparts and substantially equivalent form of government issued right substantially similar to any of the foregoing in any country of the world.  For clarity, any Patent Rights shall include any future Patent Rights that claim priority to or common priority with such Patent Rights.

1.1.156“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association or organization, sole proprietorship, Governmental Authority, or any other entity or body, or an individual.

1.1.157“Phase 1 Clinical Trial” means a human clinical trial of the safety, tolerability, pharmacological activity and pharmacokinetics of a product, that is prospectively

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designed to generate sufficient data (if successful) to commence a Phase 2 Clinical Trial (or foreign equivalent) of such product, as further defined in 21 C.F.R. § 312.21(a) or the corresponding regulation in jurisdictions other than the United States.

1.1.158“Phase 2 Clinical Trial” means a human clinical trial of the initial efficacy, safety and dose range of a product, that is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Clinical Trial (or foreign equivalent) of such product, as further defined in 21 C.F.R. 312.21(b) or the corresponding regulation in jurisdictions other than the United States.

1.1.159“Phase 2b Clinical Trial” means a human clinical trial of the feasibility, safety, dose ranging and efficacy of a product, that is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Clinical Trial (or foreign equivalent) of such product, as further defined in 21 C.F.R. 312.21(b) or the corresponding regulation in jurisdictions other than the United States.  A Phase 2b Clinical Trial shall be deemed initiated upon the dosing of the first patient.

1.1.160“Phase 3 Clinical Trial” means a human clinical trial that is prospectively designed to demonstrate whether a product is safe and effective for use in humans in a manner to meet the evidentiary requirements sufficient to obtain Regulatory Approval to market such product in patients having the disease or condition being studied as described in U.S. 21 C.F.R. § 312.21(c), or an equivalent Clinical Trial required by a Regulatory Authority in jurisdictions other than the United States.

1.1.161“Phase 4 Clinical Trial” means:  (a) a post-approval clinical trial for a Licensed Product with respect to any Indication for which Regulatory Approval has been received or that is required or agreed to be conducted as a condition of receiving Regulatory Approval in a country; as well as (b) any marketing study, epidemiological study, modeling and pharmacoeconomic study, investigator-initiated clinical trial or post-marketing surveillance study of a Licensed Product or a registry study, in each case (of this clause (b)) that is not intended for use as a basis for obtaining Regulatory Approval (including expanded Product Labeling) with respect to such Licensed Product.

1.1.162“Phase 4 Costs” means those [***] and the [***] recorded as an expense by a Party or any of its Affiliates in accordance with its Applicable Accounting Standards, during the Term of and pursuant to this Agreement, prior to Protagonist’s exercise of the Opt-Out Right, that are directly attributable or reasonably allocable to a Phase 4 Clinical Trial, wherever conducted, of a Licensed Product but solely in support of obtaining and maintaining Regulatory Approval for such Licensed Product in the U.S. to Commercialize such Licensed Product in the U.S. in accordance with its applicable Joint Commercialization Plan.  Phase 4 Costs shall include [***].

1.1.163“PhRMA Code” means the Code of the Pharmaceutical Research and Manufacturers of America.

1.1.164“PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor Regulatory Authority having substantially the same function.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.165“Pre-OIOO Date Development Activities” has the meaning set forth in Section 4.1(a).

1.1.166“Pricing and Reimbursement Approval” means an approval, agreement, determination or other decision by the applicable Governmental Authority of a country or jurisdiction that establishes prices charged to end-users for pharmaceutical or biologic products at which a particular pharmaceutical or biologic product will be reimbursed by the Regulatory Authority or other applicable Governmental Authority in such country or jurisdiction.

1.1.167“Pricing Matters” means, with respect to a Licensed Product for which Protagonist has not exercised an Opt-Out Right, the [***], in each case, in respect of such Licensed Product.

1.1.168“Product Information” has the meaning set forth in Section 10.1.

1.1.169“Product Labeling” means, with respect to a Licensed Product, (a) the Regulatory Authority-approved full prescribing information for such Licensed Product, including any required patient information, and (b) all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilized with or for such Licensed Product.

1.1.170“Product Trademark” means any trademark or service mark for use in connection with the distribution, marketing, promotion and sale of Licensed Products, or accompanying logos, trade dress or indicia of origin, but specifically excluding the corporate names and logos of the Parties and their Affiliates.

1.1.171“Promotional Materials” means all written, printed, graphic, digital, electronic, audio or video matter, including journal advertisements, sales visual aids, leave-behind items, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings and sites and broadcast advertisements, for use or used by Sales Representatives of either Party or their respective Affiliates in connection with any promotion of a Licensed Product.

1.1.172“Protagonist” has the meaning set forth in the Preamble.

1.1.173“Protagonist Background IP” has the meaning set forth in Section 9.1(b)(i).

1.1.174“Protagonist Competing Program” has the meaning set forth in Section 2.7(a)(i)A.

1.1.175“Protagonist Indemnitee” has the meaning set forth in Section 13.2.

1.1.176“Publications” means any and all publications, abstracts, posters and other presentations in scientific or medical journals or forums of data and results generated from activities in furtherance of this Agreement.

1.1.177“PVA” has the meaning set forth in Section 5.6.

1.1.178“Receiving Party” has the meaning set forth in Section 10.2(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.179“Redomiciliation” means a reincorporation or other action resulting in a change in Tax residence of the applicable Party, its assignee or any Person making a payment on behalf of such Party, or the formation of a branch of any such Party or Person in a jurisdiction other than the United States, but only to the extent that a payment under this Agreement is made by such Party that changed its Tax residence or branch.

1.1.180“Region” means each of (a) the U.S., (b) Europe (including all members of the European Economic Area, the United Kingdom, and Switzerland), (c) Japan, (d) People’s Republic of China, and (e) other countries and regions in the rest of the world.

1.1.181“Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations, or authorizations of the Regulatory Authority of such country or other jurisdiction necessary to Commercialize a product in such country or other jurisdiction, excluding, where applicable, Pricing and Reimbursement Approval in such country or other jurisdiction.

1.1.182“Regulatory Authority” means any Governmental Authority (e.g., the FDA, EMA, PMDA and MHRA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of the Licensed Compounds or the Licensed Products in the Territory.

1.1.183“Regulatory Documentation” means all (a) applications (including all INDs and Drug Approval Applications and other regulatory filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals, Pricing and Reimbursement Approvals and Product Labeling) and designations (including designations of a product as an “orphan” drug or its equivalent outside of the United States), (b) correspondence, communication, materials, documentation and reports submitted to or received from Regulatory Authorities (including meeting requests, pre-meeting submissions, minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (c) clinical data and other data contained or relied upon in any of the foregoing, in each case ((a), (b), and (c)) relating to Developing, Manufacturing, obtaining marketing authorization, marketing, selling or otherwise Commercializing a Licensed Product in the Territory.

1.1.184“Regulatory Exclusivity” means with respect to any country or other jurisdiction in the Territory and a Licensed Product, an additional market protection, other than Patent Rights protection, granted by a Regulatory Authority in such country or other jurisdiction which confers exclusive marketing rights or data exclusivity rights with respect to such Licensed Product in such country or other jurisdiction (e.g., new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity).

1.1.185“Regulatory Expenses” means those [***] incurred and the [***] recorded as an expense by a Party or any of its Affiliates in accordance with its Applicable Accounting Standards, during the Term and pursuant to this Agreement, prior to Protagonist’s exercise of the Opt-Out Right, that are directly attributable or reasonably allocable to the preparation of regulatory submissions for, and the obtaining and maintenance of Regulatory

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Approval of, a Licensed Product in the U.S., including compliance with Regulatory Approvals and requirements of such Regulatory Authorities, adverse event recordation and reporting and regulatory affairs activities, in accordance with the regulatory strategy specified for such Licensed Product in its Joint Global Development Plan or Joint Commercialization Plan, as applicable.

1.1.186“Related Party(ies)” means Takeda’s Affiliates and Sublicensees.

1.1.187“Replacement Licensed Product” means the first (1st) Licensed Product being advanced for Development or Commercialization by Takeda or its Affiliates or Sublicensees after Rusfertide has suffered a Rusfertide Failure and containing a different Licensed Compound from Rusfertide.

1.1.188“Revenue Report” has the meaning set forth in Section 8.7(b).

1.1.189“Reversion License” has the meaning set forth in Section 12.11(d)(i).

1.1.190“Reversion Trademarks” has the meaning set forth in Section 12.11(f)(vi).

1.1.191“Royalty Term” has the meaning set forth in Section 8.6(c).

1.1.192“Rules” has the meaning set forth in Section 14.2(c)(i).

1.1.193“Rusfertide” has the meaning set forth in Section 1.1.125.

1.1.194“Rusfertide Failure” means [***].

1.1.195“Rusfertide IND” means that certain Investigational New Drug Application No. 152414.

1.1.196“Rusfertide NDA” means an NDA for Rusfertide for the Initial Indication filed with the FDA.

1.1.197“Rusfertide OLE” means that certain open label extension trial for Rusfertide ongoing as of the Execution Date having Protocol No. PTG-300-21 and titled “An Extension Study to Evaluate the Long-term Safety of Rusfertide (PTG-300) in Subjects with Polycythemia Vera”.

1.1.198“Rusfertide Opt-Out First-Half Payment” has the meaning set forth in Section 8.3.

1.1.199“Rusfertide Opt-Out Payment” has the meaning set forth in Section 8.3.

1.1.200“Rusfertide Opt-Out Period” has the meaning set forth in Section 4.4(a).

1.1.201“Rusfertide Opt-Out Right” has the meaning set forth in Section 4.4(a).

1.1.202“Rusfertide Opt-Out Second-Half Payment” has the meaning set forth in Section 8.3.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.203“Rusfertide PV Development Program” means the ongoing VERIFY Clinical Trial for the Initial Indication and related Clinical Trials, as set forth in the Joint Global Development Plan for Rusfertide.

1.1.204“Safety Concern” means, with respect to any Licensed Product, (a) any safety concern [***] in connection with, as applicable, Development or Commercialization activities with respect to such Licensed Product.

1.1.205“Sales and Marketing Costs” means those [***] incurred and the [***] recorded as an expense by a Party or any of its Affiliates in accordance with its Applicable Accounting Standards, during the Term of and pursuant to this Agreement, prior to Protagonist’s exercise of the Opt-Out Right pursuant to Section 4.4, in the performance of the sales and marketing activities for a Licensed Product set forth in its applicable Joint Commercialization Plan to the extent in accordance with Applicable Law and applicable industry codes, including the PhRMA Code, including: [***].

1.1.206“Sales Representative” means a pharmaceutical sales representative engaged or employed by either Party to conduct Detailing and other promotional efforts in the U.S. in accordance with the terms of this Agreement with respect to a Licensed Product for which Protagonist has not exercised an Opt-Out Right.

1.1.207“Scientific Exchange Activities” means activities performed by or on behalf of a Party’s or its Affiliates’ medical affairs departments directed to interacting with physicians and other healthcare professionals who utilize or conduct research related to a drug or biological product, including medical and scientific information and response to external inquiries or complaints, post-approval investigator initiated research and or scientific research agreements, life cycle management activities and clinical research, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), Investigator Initiated Research (IIR), symposia, advisory boards, educational grants and fellowships, medical affairs clinical trial management, publications group, medical communications group and field medical education group.  For purposes of this Agreement, Scientific Exchange Activities may be included in Development or, although not involving the promotion, marketing or sales of any Licensed Product, in Commercialization based on the definitions of those terms or the Joint Global Development Plan or the Joint Commercialization Plan.  For the avoidance of doubt, Scientific Exchange Activities do not include any activities involving the marketing, promotion or sale of any product.  To engage in “Scientific Exchange” means to conduct Scientific Exchange Activities by Field Medical Team.

1.1.208“Selling Party” has the meaning set forth in Section 1.1.136.

1.1.209“Shared Commercialization Costs” means:

(a)the [***] and the [***] that are directly attributable or reasonably allocable, in accordance with such Party’s Applicable Accounting Standards, to the performance by or on behalf of a Party or its Affiliates of Commercialization activities for a Licensed Product in the U.S. and incurred by or on behalf of such Party or any of its Affiliates in accordance with the applicable Joint Commercialization Plan and the amounts budgeted for the performance of such activities in such Joint Commercialization Plan, whether incurred by such Party or its Affiliates

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

prior to or after receipt of Regulatory Approval, including Sales and Marketing Costs and Distribution Costs;

(b)Detail Costs;

(c)Inventory Build Costs of a Licensed Product for use in the U.S. under its applicable Joint Commercialization Plan;

(d)Manufacturing Costs to be treated as Shared Commercialization Costs pursuant to Section 6.3(c) and in accordance with the applicable Joint Commercialization Plan, including [***];

(e)Patent Costs to be treated as Shared Commercialization Costs pursuant to Section 9.12;

(f)Shared Scientific Exchange Costs;

(g)costs associated with recall or withdrawal of Licensed Products in the U.S. to be treated as Shared Commercialization Costs pursuant to Section 5.5, calculated on an FTE cost and Out-of-Pocket Cost basis;

(h)(i) [***], and (ii) any and all amounts paid to any other Third Party for New Technology to be treated as Shared Commercialization Costs pursuant to Section 2.10(b);

(i)Losses from Third Party Claims to be treated as Shared Commercialization Costs pursuant to Section 13.3;

(j)Regulatory Expenses to be treated as Shared Commercialization Costs pursuant to Section 5.3;

(k)Phase 4 Costs;

(l)Costs associated with patient assistance programs, including in relation to patient advocacy, calculated on an FTE cost and Out‐of‐Pocket Cost basis;

(m)Product liability insurance with respect to Licensed Products in the U.S. in the event the Parties obtain a joint policy; and

(n)any other costs and expenses of a Party or its Affiliates, that are directly attributable or reasonably allocable to the Commercialization of Licensed Products in the U.S., in accordance with the Shared Commercialization Budget of the Joint Commercialization Plan.

Shared Commercialization Costs specifically exclude any [***].

If any cost or expense is directly attributable or reasonably allocable to more than one Shared Commercialization Cost category above, then such cost or expense will only be counted once (i.e., as a Shared Commercialization Cost with respect to only one such category).  No cost or expense included as a Shared Commercialization Cost will: (A) also be included as Shared

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Development Cost; or (B) be an amount for which one Party or the other is solely responsible under this Agreement.

1.1.210“Shared Commercialization Budget” has the meaning set forth in Section 7.3(a).

1.1.211“Shared Development Budget” has the meaning set forth in Section 4.2(a).

1.1.212“Shared Development Costs” means:

(a)the [***] and the [***] that are directly attributable or reasonably allocable, in accordance with such Party’s Applicable Accounting Standards, to the performance by or on behalf of a Party or its Affiliates of Development activities and incurred by or on behalf of such Party or any of its Affiliates in accordance with its applicable Joint Global Development Plan and the amounts budgeted for the performance of such activities in such Joint Global Development Plan;

(b)the [***] and the [***] that are directly attributable or reasonably allocable, in accordance with such Party’s Applicable Accounting Standards, to the performance by or on behalf of a Party or its Affiliates of CMC Development activities and incurred by or on behalf of such Party or any of its Affiliates in accordance with its applicable Joint Global Development Plan and the amounts budgeted for the performance of such activities in such Joint Global Development Plan;

(c)(i) Inventory Build Costs of a Licensed Product for use under its applicable Joint Global Development Plan and (ii) other Manufacturing Costs not included in the foregoing clause (i) and treated as Shared Development Costs pursuant to Section 6.3(c) and in accordance with its applicable Joint Global Development Plan and the amounts budgeted in such Joint Global Development Plan;

(d)costs associated with recall or withdrawal of such Licensed Product in the U.S. to be treated as Shared Development Costs pursuant to Section 5.5, calculated on an FTE Cost and Out-of-Pocket Cost basis;

(e)Patent Costs to be treated as Shared Development Costs pursuant to Section 9.12;

(f)(i) [***], and (ii) any and all amounts paid to any other Third Party for New Technology to be treated as Shared Development Costs pursuant to Section 2.10(b);

(g)Regulatory Expenses to be treated as Shared Development Costs pursuant to Section 5.3;

(h)Losses from Third Party Claims to be treated as Shared Development Costs pursuant to Section 13.3; and

(i)any other costs and expenses of a Party or its Affiliates, that are directly attributable or reasonably allocable to the Development of Licensed Products in support of seeking,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

obtaining and maintaining Regulatory Approval in the U.S., in accordance with this Agreement, and are mutually agreed by the Parties through the JSC.

Shared Development Costs specifically [***].

If any cost or expense is directly attributable or reasonably allocable to more than one Shared Development Cost category above, then such cost or expense will only be counted once (i.e., as a Shared Development Cost with respect to only one such category).  No cost or expense included as a Shared Development Cost will:  (A) also be included as a Shared Commercialization Cost, or (B) be an amount for which one Party or the other is solely responsible under this Agreement.

1.1.213“Shared Operating Profit (or Loss)” means, for a given period of time, Net Revenue of a Licensed Product for the U.S. during such period, less the sum of:  (a) Shared Development Costs for such Licensed Product plus (b) Shared Commercialization Costs for such Licensed Product, in each case ((a) and (b)) incurred during such time period.  For clarity, Shared Operating Profit (or Loss) will be determined prior to application of any income Taxes, and if such terms are used individually, “Shared Operating Profit” will mean a positive Shared Operating Profit (or Loss), and “Shared Operating Loss” will mean a negative Shared Operating Profit (or Loss).  Shared Operating Profit (or Loss) will be recognized and calculated in accordance with Applicable Accounting Standards.

1.1.214“Shared Program Activities” means any activities for a Licensed Product, with respect to which Protagonist has not exercised an Opt-Out Right, conducted by either Party or any of its Affiliates, Sublicensees or Subcontractors during the Term consisting of (a) Development of such Licensed Product, consistent with the corresponding Joint Global Development Plan for such Licensed Product, (b) Commercialization of such Licensed Product in the U.S. consistent with the corresponding Joint Commercialization Plan for such Licensed Product, or (c) the Manufacture of such Licensed Product for use in any of the activities set forth under clause (a) or (b).

1.1.215“Shared Program Damages” means any Losses incurred in connection with any Third Party Claim, as well as any attorneys’ fees and costs of litigation incurred by either Party (or any of the Takeda Indemnitees or Protagonist Indemnitees, as applicable) from Third Party Claims that arise from or are related to the performance of Shared Program Activities, other than Losses arising out of (a) any breach of, or inaccuracy in, any representation or warranty made by a Party in this Agreement, or any breach or violation of any covenant or agreement of a Party in this Agreement, or (b) the negligence or willful misconduct by or of a Party or any of its respective Affiliates, Sublicensees or Subcontractors or any of their respective directors, officers, employees or agents in the performance of such Party’s obligations or exercise of its rights under this Agreement.

1.1.216“Shared Resources” has the meaning set forth in Section 7.6.

1.1.217“Shared Scientific Exchange Costs” means those [***] incurred and the [***] incurred by or on behalf of Takeda (or Protagonist, if it has exercised the Co-Detail and Co-Scientific Exchange Option and not exercised the Co-Detail and Co-Scientific Exchange Opt-Out Option) in accordance with its Applicable Accounting Standards consistent with the Joint Global

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Development Plan or Joint Commercialization Plan, as applicable, during the Term of and pursuant to this Agreement, prior to the effective date of Protagonist’s exercise of the applicable Opt-Out Right, that are directly attributable or reasonably allocable to the performance of Scientific Exchange Activities by or on behalf of Takeda or Protagonist, in each case, with respect to the applicable Licensed Product in the U.S.

Shared Scientific Exchange Costs specifically exclude [***].

If any cost or expense is directly attributable or reasonably allocable to more than one Scientific Exchange Cost category above, then such cost or expense will only be counted once (i.e., as a Scientific Exchange Cost with respect to only one such category).  No cost or expense included as a Scientific Exchange Cost will:  (a) also be included as a Shared Development Cost; or (b) be an amount for which one Party or the other is solely responsible under this Agreement.

1.1.218“Significant Trial” means, with respect to Rusfertide, a new Clinical Trial that, at the time of commencement, would be reasonably expected to (a) cost in excess of $[***], or (b) last longer than [***].

1.1.219 “Subcontractor” means a Third Party contractor (including CROs, contract manufacturing organizations (CMOs), or Third Party distributors) engaged by a Party or its Affiliates on a fee-for-service basis to perform certain services or activities on behalf of and for the benefit of such Party or its Affiliates or exercise certain rights on behalf of such Party or its Affiliates, in each case, under this Agreement.

1.1.220“Sublicensee” means, with respect to either Party, a Third Party (excluding any Subcontractor that is granted any such sublicense or other rights solely for the purpose of performing specific limited services or activities solely on behalf of and for the benefit of such Party or its Affiliate) to which such Party or its Affiliate has granted or grants rights under the rights granted to such Party pursuant to this Agreement to Develop, Manufacture, Commercialize or otherwise Exploit a Licensed Product, or any further sublicensee of such rights (regardless of the number of tiers, layers or levels of sublicenses of such rights) in accordance with Section 2.3.

1.1.221“Successful Completion” means, with respect to a Clinical Trial, as evidenced in a Clinical Study Report, the successful achievement of the [***] for such Clinical Trial.

1.1.222“Takeda” has the meaning set forth in the Preamble.

1.1.223“Takeda Background IP” has the meaning set forth in Section 9.1(b)(ii).

1.1.224“Takeda Competing Program” has the meaning set forth in Section 2.7(a)(i)A.

1.1.225“Takeda Competitor” means, with respect to a Change of Control involving Protagonist during the Term, [***] (such program, an “Acquirer Competing Program”).

1.1.226“Takeda Indemnitee” has the meaning set forth in Section 13.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.227“Tax” or “Taxes” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature (including any related fine, penalty, surcharge or interest) imposed by, or payable to, any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs, or excise authority, body or official in the Territory.

1.1.228“Term” has the meaning set forth in Section 12.1.

1.1.229“Territory” means worldwide.

1.1.230“Third Party” means any Person other than Protagonist or Takeda and their respective Affiliates.

1.1.231“Third Party Claim” means any claim, demand, suit, action or other proceeding by any Third Party.

1.1.232“Third Party Infringement Claim” has the meaning set forth in Section 9.9.

1.1.233“Third Party Product Infringement” has the meaning set forth in Section 9.8(a).

1.1.234“Transition Plan” has the meaning set forth in Section 9.8(a).

1.1.235“United States” or “U.S.” means the United States of America and its territories and possessions.

1.1.236“US Enforcement Strategy” has the meaning set forth in Section 9.5(c)(i).

1.1.237“US Patent Strategy” has the meaning set forth in Section 9.5(c)(i).

1.1.238“Valid Claim” means (a) a claim of an issued and unexpired Patent Right that has not been revoked or held unenforceable, unpatentable, or invalid by a decision of a court or other Governmental Authority of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, or (b) a claim of a pending patent application that has not been cancelled, withdrawn, abandoned, or finally rejected by a Governmental Authority action from which no appeal can be taken and that has not been pending for more than [***].  If a claim of a patent application that ceased to be a Valid Claim under clause (b) of the preceding sentence because of the passage of time later issues as part of a patent within clause (a) of the preceding sentence, then such claim shall again be considered a Valid Claim effective as of the issuance of such patent.

1.1.239“VERIFY Clinical Trial” means the Phase 3 Clinical Trial identified as VERIFY, NCT number:  NCT05210790, under the Rusfertide PV Development Program.

1.1.240“Working Group” has the meaning set forth in Section 3.11.

1.1.241“[***]” means [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.242“[***]” means that certain [***].

ARTICLE II
GRANT OF LICENSE RIGHTS

2.1License Grant to Takeda; Protagonist Retained Rights.

(a)License Grants to Takeda.

(i)Subject to the terms and conditions of this Agreement, and exercisable during the period commencing on the Effective Date and terminating on the Opt-In/Out Date, Protagonist hereby grants to Takeda a non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(b)) (A) license under the Licensed Technology to perform Commercialization activities for Rusfertide in the Field and to Manufacture and have Manufactured Rusfertide in support of such Commercialization activities, which license will be (1) co-exclusive with Protagonist and its Affiliates in the U.S. and (2) exclusive (including with respect to Protagonist and its Affiliates) in the Ex-U.S. Territory, (B) co-exclusive license with Protagonist and its Affiliates in the U.S. under the Licensed Technology to perform the Assumed Pre-OIOO Date U.S. Regulatory Activities, which license shall be exercisable solely from and after Takeda’s exercise of its assumption right pursuant to Section 5.1(a)(ii), and (C) exclusive license under the Licensed Technology to perform Development activities in Japan for Rusfertide in the Field.

(ii)Subject to the terms and conditions of this Agreement (including Protagonist’s retained rights under Section 2.1(b)), and exercisable during the period commencing on the Opt-In/Out Date and continuing during the Term, Protagonist hereby grants to Takeda a non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(b)) license under the Licensed Technology to Develop, Manufacture, Commercialize and otherwise Exploit the Licensed Compounds and the Licensed Products in the Field, which license will be (A) co-exclusive with Protagonist and its Affiliates in the U.S. (and shall become exclusive (including with respect to Protagonist and its Affiliates) after Protagonist completes the performance of the wind-down and transition activities provided for under Section 4.4(c) (1) if Protagonist exercises the Rusfertide Opt-Out Right, with respect to all Licensed Compounds and Licensed Products, or (2) in the case Protagonist exercises a Partial Opt-Out Right, solely with respect to the Licensed Product that is the subject of such Partial Opt-Out Right), and (B) exclusive (including with respect to Protagonist and its Affiliates) and royalty-bearing in the Ex-U.S. Territory.

(b)Protagonist Retained Rights.  Notwithstanding the exclusive licenses granted to Takeda pursuant to Section 2.1(a), and without limiting the generality of Section 2.5, Protagonist and its Affiliates will retain the right to use and practice the Licensed Technology, with the right to license (through multiple tiers) to Protagonist’s Affiliates and Third Parties, (i) as long as Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to a Licensed Product to perform its Development obligations, as set forth in and subject to the applicable Joint Global Development Plan for such Licensed Product, in the Ex-U.S. Territory, and (ii) to Manufacture and have Manufactured in the Territory clinical requirements of Rusfertide for all Development activities under the Rusfertide PV Development Program, subject to and in accordance with the terms of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.2License Grant to Protagonist. As long as Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to such Licensed Product, Takeda hereby grants to Protagonist with respect to the applicable Licensed Product (a) a co-exclusive, non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(a)), royalty-free, fully paid-up license under Takeda Arising IP and Takeda’s interest in the Joint IP for the purposes of performing its Development obligations, as set forth in and subject to the applicable Joint Global Development Plan for such Licensed Product, in the Territory, and, solely where such Licensed Product is Rusfertide, its Manufacturing obligations pursuant to Section 6.2; (b) a co-exclusive, non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(a)), royalty-free, fully paid-up license under Takeda Arising IP and Takeda’s interest in the Joint IP for the purposes of performing its Commercialization obligations, as set forth in and subject to the applicable Joint Commercialization Plan for such Licensed Product, in the United States; (c) a non-exclusive, non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(a)), royalty-free, fully paid-up license under the Takeda Background IP (to the extent made available by Takeda to Protagonist in connection with this Agreement) for the purposes of performing its Development obligations, as set forth in and subject to the applicable Joint Global Development Plan for such Licensed Product, in the Territory; and (d) a non-exclusive, non-transferable (except as provided in Section 14.3), sublicensable (as permitted in Section 2.3(a)), royalty-free, fully paid-up license under the Takeda Background IP (to the extent made available by Takeda to Protagonist in connection with this Agreement) for the purposes of performing its Commercialization obligations, as set forth in and subject to the applicable Joint Commercialization Plan for such Licensed Product, in the United States.

2.3Scope of Permissible Sublicensing.

(a)Protagonist.

(i)To Subcontractors.  Protagonist may grant a sublicense of the rights granted by Takeda to Protagonist (A) under Sections 2.2(a) and 2.2(c), to a Subcontractor engaged in accordance with Section 4.8 to perform Protagonist’s responsibilities or exercise Protagonist’s rights, in each case, under the applicable Joint Global Development Plan, and (B) under Sections 2.2(b) and 2.2(d), to a Subcontractor engaged in accordance with Section 7.9 to perform Protagonist’s responsibilities or exercise Protagonist’s rights, in each case, under the applicable Joint Commercialization Plan.

(ii)To Affiliates and Other Third Parties.  Protagonist may grant a sublicense of the rights granted by Takeda to Protagonist under Section 2.2, which sublicensed rights may be further sublicensable through multiple tiers, to:  (A) without the prior consent of Takeda, an Affiliate of Protagonist, provided that such sublicense to an Affiliate of Protagonist will immediately terminate if and when such party ceases to be an Affiliate of Protagonist, or (B) with the prior consent of Takeda, such consent not to be unreasonably withheld, conditioned or delayed, any Third Party that is not a Subcontractor.

(iii)Responsibilities.  With respect to any sublicense granted pursuant to Section 2.3(a)(i) or Section 2.3(a)(ii), Protagonist will (A) remain responsible for the work allocated to, and payment to, such Subcontractor or Sublicensee to the same extent it would if it had done such work itself and compliance by such Subcontractor or Sublicensee with the applicable provisions of this Agreement, and Takeda will have the right to proceed directly against Protagonist

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without any obligation to first proceed against such Subcontractor or Sublicensee, as applicable, (B) require that such Subcontractor or Sublicensee undertakes in writing to assign or exclusively license back (with the right to sublicense) to Protagonist all Intellectual Property with respect to the Licensed Compounds or Licensed Products conceived, discovered, developed, or otherwise made in the course of performing any such work, (C) require that such Subcontractor or Sublicensee undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article X hereof, and (D) without limitation of the foregoing clause (C), include in any such sublicense terms consistent with Protagonist’s obligations to Takeda under this Agreement.

(b)Takeda.

(i)To Subcontractors.  Takeda may grant a sublicense of the rights granted by Protagonist to Takeda under Section 2.1(a)(i) or Section 2.1(a)(ii) to a Subcontractor engaged in accordance with Section 4.8, Section 6.5 or Section 7.9, as applicable, to perform Takeda’s responsibilities or exercise Takeda’s rights, in each case, under the applicable Joint Global Development Plan or Joint Commercialization Plan.

(ii)To Affiliates and Other Third Parties.  Takeda may grant a sublicense of the rights granted by Protagonist to Takeda in Section 2.1(a)(ii), which sublicensed rights may be further sublicensable through multiple tiers to:  (A) an Affiliate of Takeda, without the prior consent of Protagonist (which sublicensed rights may be further sublicensable through multiple tiers), provided that such sublicense to an Affiliate of Takeda will immediately terminate if and when such party ceases to be an Affiliate of Takeda; (B) any Third Party for the Ex-U.S. Territory, without the prior consent of Protagonist (which sublicensed rights may be further sublicensable through multiple tiers); and (C) [***].

(iii)Responsibilities.  With respect to any sublicense granted pursuant to Section 2.3(b)(i) or Section 2.3(b)(ii), Takeda will (A) remain responsible for the work allocated to, and payment to, such Subcontractor or Sublicensee to the same extent it would if it had done such work itself and compliance by such Subcontractor or Sublicensee with the applicable provisions of this Agreement, and Protagonist will have the right to proceed directly against Takeda without any obligation to first proceed against such Subcontractor or Sublicensee, as applicable, (B) require that such Subcontractor or Sublicensee undertakes in writing to assign or exclusively license back (with the right to sublicense) to Takeda all Intellectual Property with respect to the Licensed Compounds or Licensed Products conceived, discovered, developed, or otherwise made in the course of performing any such work, (C) require that such Subcontractor or Sublicensee undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article X hereof, and (D) without limitation of the foregoing clause (C), include in any such sublicense terms consistent with Takeda’s obligations to Protagonist under this Agreement.

2.4Combinations.  Notwithstanding any other provision of this Agreement, for purposes of the licenses grants under Section 2.1(a) and Section 2.2, with respect to any Licensed Product that is a Combination Product, such license will not include a license to any other active

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components of such Combination Product Controlled by Protagonist or any of its Affiliates or Controlled by Takeda or any of its Affiliates, as the case may be.

2.5No Other Rights.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party or any of its Affiliates, as a result of this Agreement, obtain any ownership, interest, license or other right (whether by implication, estoppel or otherwise) in any Know-How, Patent Rights or other Intellectual Property rights of the other Party or any of such other Party’s Affiliates, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.  Neither Party nor any of its Affiliates will use or practice any Know-How or Patent Rights licensed to such Party or any of its Affiliates outside the scope of or otherwise not in compliance with the rights and licenses granted to such Party and its Affiliates under this Agreement.

2.6Licensed Know-How Transfer.  Within [***] of the Effective Date, Protagonist shall disclose and make available to Takeda all Licensed Know-How (other than Regulatory Documentation whose transfer shall be undertaken as provided in Section 5.2(a) and Licensed Know-How and tangible materials relating to the process for Manufacture of Licensed Compounds and Licensed Products whose transfer shall be undertaken as provided in Section 6.6) that is necessary or reasonably useful for the Exploitation of the Licensed Compounds and Licensed Products in the Field in the Territory (a) in the format that the same exist and (b) that is Controlled by Protagonist as of the Effective Date.  Takeda shall provide to Protagonist copies of all Arising Takeda Know-How and Know-How within the Takeda Background IP, in each case, that is licensed to Protagonist pursuant to Section 2.2 to enable Protagonist to perform its Development obligations, as set forth in and subject to the corresponding Joint Global Development Plan for a Licensed Product, in the Territory, and its Commercialization obligations, as set forth in and subject to the corresponding Joint Commercialization Plan for a Licensed Product, in the United States.

2.7Exclusivity.

(a)Protagonist Exclusivity.

(i)General.

A.During the Term, Protagonist shall not, and shall cause its Affiliates not to, alone or with or through Third Parties, Develop (except for pre-clinical in vitro research activities), Manufacture, or Commercialize any injectable hepcidin mimetic compound or product in the Field in the Territory (other than the Licensed Compounds or Licensed Products in accordance with this Agreement) (a “Protagonist Competing Program”).

B.During the Term, if Protagonist (directly or indirectly) conducts [***].

(ii)Change of Control of Protagonist.  If, as a result of a Change of Control of Protagonist, Protagonist or any of its Affiliates merges or consolidates with, or is acquired by, an Acquirer that is engaged in a Protagonist Competing Program as of the closing of such Change of Control or initiates a Protagonist Competing Program thereafter, then the existence of such Protagonist Competing Program and the Acquirer’s performance of activities in connection

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therewith following the Change of Control shall not render Protagonist in breach of Section 2.7(a)(i)A so long as Protagonist Firewalls such Protagonist Competing Program from any and all activities under this Agreement. Further, Takeda shall have the rights afforded to it under Section 2.8 if such Acquirer’s Protagonist Competing Program satisfies the definition of an “Acquirer Competing Program.”

(iii)Acquisitions by Protagonist.  Protagonist shall not be in breach of Section 2.7(a)(i)A if during the Term Protagonist acquires a Third Party (whether by merger with such Third Party or acquisition of all or substantially all of the stock or assets of such Third Party) that is engaged in a Protagonist Competing Program as of the closing of such acquisition; provided that (A) Protagonist notifies Takeda in writing within [***] after the public announcement of such acquisition, and either terminates or Divests such Protagonist Competing Program within [***] after the closing of such acquisition and (B) Protagonist Firewalls such Protagonist Competing Program from any and all activities under this Agreement until it is terminated or Divested in accordance with the foregoing clause (A).  Notwithstanding any provision to the contrary set forth in this Agreement, no rights in, to, or under any Confidential Information, Know-How or any other Intellectual Property or proprietary rights in such Protagonist Competing Program shall be granted to Takeda; provided that Protagonist and its Affiliates do not use any such Confidential Information, Know-How or other Intellectual Property or proprietary rights in such Protagonist Competing Program in connection with any activities conducted hereunder with respect to any Licensed Compounds or Licensed Products and otherwise complies with this Section 2.7(a)(iii).

(b)Takeda Exclusivity.

(i)General.  During the Term, Takeda shall not, and shall cause its Affiliates not to, [***] (a “Takeda Competing Program”).

(ii)Change of Control of Takeda.  If, as a result of a Change of Control of Takeda, Takeda or any of its Affiliates merges or consolidates with, or is acquired by, an Acquirer that is engaged in a Takeda Competing Program as of the closing of such Change of Control or initiates a Takeda Competing Program thereafter, then the existence of such Takeda Competing Program and the Acquirer’s performance of activities in connection therewith following the Change of Control shall not render Takeda in breach of Section 2.7(b)(i) so long as [***] under this Agreement.

(iii)Acquisitions by Takeda.  Takeda shall not be in breach of Section 2.7(b)(i) if during the Term Takeda acquires a Third Party (whether by merger with such Third Party or acquisition of all or substantially all of the stock or assets of such Third Party) that is engaged in a Takeda Competing Program as of the closing of such acquisition; provided that (A) Takeda notifies Protagonist in writing within [***] after the public announcement of such acquisition, and either terminates or Divests such Takeda Competing Program within [***] after the closing of such acquisition and (B) Takeda [***] in accordance with the foregoing clause (A).  Notwithstanding any provision to the contrary set forth in this Agreement, no rights in, to, or under any Confidential Information, Know-How, or any other Intellectual Property or proprietary rights in such Takeda Competing Program shall be granted to Protagonist; provided that Takeda and its Affiliates do not use any such Confidential Information, Know-How, or other Intellectual Property or proprietary rights in such Takeda Competing Program in connection with any activities

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conducted hereunder with respect to any Licensed Compounds or Licensed Products and otherwise complies with this Section 2.7(b)(iii).

2.8Protagonist Change of Control with Takeda Competitor.

(a)Protagonist (or its successor) shall provide Takeda with written notice of a Change of Control (or transaction that will be a Change of Control upon its closing) of Protagonist within [***] following the signing date of the agreement(s) for such transaction.  Following such signing date in case of Change of Control pursuant to a transaction having a simultaneous signing and closing, or, in the case of a transaction that will be a Change of Control upon its closing, following such transaction’s applicable closing date, as applicable, if the Acquirer in such Change of Control transaction is a Takeda Competitor, then, in addition to its rights pursuant to Protagonist’s obligations under Section 2.7(a)(ii), Takeda shall have the right, but not the obligation, by providing written notice to Protagonist, to:

(i)[***];

(ii)[***];

(iii)[***]; and

(iv)[***].

(b)If an Acquirer of Protagonist is not a Takeda Competitor (at the time of the consummation of such Change of Control) but later undertakes Development or Commercialization of a product that would qualify as a Protagonist Competing Program, then Takeda shall have the right, but not the obligation, by providing written notice to Protagonist, to take any or all of the actions set forth in Section 2.8(a).

(c)For clarity, the Rusfertide Opt-Out Right, or if applicable a Partial Opt-Out Right, if not yet expired or exercised at the time of such Change of Control of Protagonist, shall continue to be operative following such Change of Control.

2.9Rights For Additional Products.  If, during the Term, subject to Protagonist’s obligations under Section 2.7(a), Protagonist intends to grant rights to a Third Party to Develop or Commercialize any of [***] (each, an “Additional Product” and such rights, an “Additional Product Transaction”) in the Field in the Territory, then (on a compound-by-compound basis) Protagonist will notify Takeda in writing, which notice shall include [***] (collectively such information, the “AP Transaction Information Package”)) and Takeda will have [***] from Takeda’s receipt of such notice and AP Transaction Information Package to elect for the Parties [***] for up to [***] (or such longer period of time as agreed upon in writing between the Parties).  If the Parties are unable to reach agreement and execute such definitive agreement within such [***] (or such longer period of time as agreed upon in writing between the Parties), then Protagonist shall have the right (but not the obligation) to [***].  For clarity, Takeda’s rights set forth under this Section 2.9 shall [***].

2.10Third Party In-Licenses; Payments.

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(a)Existing In-License Agreements.  Each Party will be solely responsible for all upfront, milestone, royalty and other payments of any kind associated with any license agreement or other agreement of such Party or any of its Affiliates that exists as of the Effective Date under which such Party or such Affiliate has obtained rights to any Protagonist Background IP or Takeda Background IP, as applicable; provided, however, that, with respect to Protagonist as such Party and the [***], for which any and all amounts paid to [***] pursuant to the terms of such [***] in connection with the Exploitation of Rusfertide in the U.S. for which Protagonist has not elected an Opt-Out Right will be shared by the Parties as Shared Development Costs or Shared Commercialization Costs, as applicable.  For clarity, (i) if Protagonist has exercised the Rusfertide Opt-Out Right, or any Partial Opt-Out Right, then Protagonist will be responsible for and will bear any and all amounts owed to [***] under the [***] with respect to the Exploitation of Rusfertide and all other Licensed Products, or such other Licensed Product, respectively, and (ii) in all cases, Protagonist will be responsible for and will bear any and all amounts owed to [***] under the [***] with respect to the Exploitation of Rusfertide or any other Licensed Product in the Ex-U.S. Territory.

(b)New Technology.

(i)New Technology.  After the Effective Date, either Party may identify and propose to the JSC any Patents or Know-How owned or controlled by a Third Party [***] in a country of the Territory (“New Technology”).

(ii)Inclusion Process; Cost Allocation.

A.If Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to the Licensed Product for which the New Technology is being proposed, the JSC will determine whether to approve the inclusion of such New Technology under this Agreement with respect to activities under the Joint Global Development Plan or the Joint Commercialization Plan corresponding to such Licensed Product.  If the JSC so approves including such New Technology under this Agreement, then (1) the JSC will determine which Party will negotiate and enter into the license agreement with the applicable Third Party for such New Technology (which license agreement will include the Ex-U.S. Territory to the extent requested by Takeda), (2) the prior written consent (not to be unreasonably withheld, conditioned or delayed) of the non-negotiating Party of such license agreement must be secured before its execution, and (3) following execution of such license agreement, such New Technology will be included as Licensed Technology or Takeda Background IP, as the case may be, under this Agreement, and the portion of payments payable to the applicable Third Party under such license agreement for rights that are reasonably allocable to the Development of such Licensed Product under its applicable Joint Global Development Plan will be shared by the Parties as Shared Development Costs or that are reasonably allocable to the Commercialization of such Licensed Product in the U.S. under its applicable Joint Commercialization Plan will be shared by the Parties as Shared Commercialization Costs.  If the JSC does not so approve including such New Technology under this Agreement with respect to activities under the Joint Global Development Plan or the Joint Commercialization Plan corresponding to such Licensed Product, and one Party believes that such New Technology [***] under such Joint Global Development Plan or Joint Commercialization Plan (such New Technology, “Blocking New Technology”), then the resolution procedure of Section 2.10(b)(ii)(B) will

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apply.  For clarity, with respect to New Technology other than Blocking New Technology, the Party proposing to acquire rights to such New Technology will have the right to obtain a license to such New Technology, but the other Party will not be bound by any agreement related to such New Technology or have any rights under, or cost-sharing obligations with respect to, such New Technology, unless such other Party agrees to include such New Technology under this Agreement as set forth in this Section 2.10(b).

B.If a Party disputes whether certain New Technology is [***] may refer the matter to the Parties’ respective IP Heads.  The IP Heads will meet promptly to discuss and resolve the matter within [***] Business Days after the referral of such matter to such IP Heads.  If the IP Heads cannot agree on a resolution to the matter within such [***] Business Day period, then either Party may refer such matter for resolution to the IP Expert within [***] Business Days after the IP Heads have failed to resolve such matter.  The Parties will share all costs and expenses incurred in connection with the engagement of the IP Expert equally (50:50).  Within [***] days of having been referred such matter, the IP Expert will deliver its written decision to the Parties (including a detailed report as to such IP Expert’s rationale for such decision), and such decision will be binding on the Parties.  [***], then such New Technology will be included as Licensed Technology or Takeda Background IP, as the case may be, and licensed to the applicable other Party pursuant to the terms of this Agreement, and any and all of the amounts paid to such Third Party in consideration for the use of such New Technology [***].

C.If (1) Protagonist has exercised the Rusfertide Opt-Out Right, (2) Protagonist has exercised a Partial Opt-Out Right with respect to the Licensed Product for which the New Technology is being proposed, or (3) with respect to New Technology solely for the Ex-U.S. Territory, Takeda will have the sole right, but not the obligation, to obtain a license to such New Technology from the applicable Third Party and will be solely responsible for all upfront, milestone, royalty and other payments of any kind owed to such Third Party under such license, subject to Section 8.6(d)(i) to the extent applicable.

ARTICLE III
GOVERNANCE

3.1Joint Steering Committee.

(a)Formation.  [***] after the Effective Date, but in no event later than [***] after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) to oversee the activities of the Parties under this Agreement.  The JSC shall be comprised of [***] representatives from each Party.  Each Party’s JSC representatives shall be employees of such Party and have appropriate technical credentials, experience, knowledge, and authority within such Party’s organization for service on the JSC in light of the functions, responsibilities and authority of the JSC.  The JSC may change its size from time to time by agreement of the Parties at the JSC, provided that the JSC will consist at all times of an equal number of representatives of each of Protagonist and Takeda.  Each Party may replace any or all its representatives on the JSC with employee individual(s) of appropriate credentials, experience, knowledge and authority at any time upon written notice to the other Party.  Additional employee representatives or consultants may, from time to time, by mutual consent of the Parties, be invited to attend JSC meetings in a non-

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voting capacity, subject to such representatives’ and consultants’ (or such consultant’s employer) undertaking confidentiality obligations in a written agreement no less stringent than the requirements of ARTICLE X.

(b)JSC Chairperson.  The JSC shall be co-chaired, with one chairperson designated by Protagonist and one chairperson designated by Takeda, whose responsibilities shall include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved.  Responsibility for running each meeting of the JSC will alternate between the co-chairpersons from meeting-to-meeting, with Protagonist’s chairperson running the first meeting.

(c)JSC Responsibilities.  The JSC shall have the following responsibilities with respect to this Agreement:

(i)monitor, review, discuss and coordinate the overall progress of the Parties under the Joint Global Development Plan for Rusfertide and, as applicable, any Joint Global Development Plans for Licensed Products other than Rusfertide, and the Joint Commercialization Plan for Rusfertide and, as applicable, any Joint Commercialization Plans for Licensed Products other than Rusfertide;

(ii)review, discuss and determine whether to approve the occurrence of a Rusfertide Failure;

(iii)provide a forum for, and facilitate communications between, the Parties with respect to the collaboration under this Agreement;

(iv)establish, but not delegate decision making authority to, such additional subcommittees as it deems necessary to achieve the objective and intent of this Agreement;

(v)unless Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right (in which limited case the discontinuation shall apply solely with respect to the applicable Licensed Product that would be the subject of such plans and activities):

A.review, discuss and determine whether to approve any amendment to (1) the Joint Global Development Plan for Rusfertide (including, as applicable, the corresponding Shared Development Budget and associated regulatory strategy), including to add any Clinical Trial or Indications as described in Section 4.2(b), as recommended by the JDC, and (2) the Joint Commercialization Plan for Rusfertide (including, as applicable, the corresponding Shared Commercialization Budget and associated distribution strategy) as recommended by the JCC,

B.for any Licensed Product other than Rusfertide, as applicable, review, discuss and determine whether to approve its applicable Joint Global Development Plan (including the corresponding Shared Development Budget and associated regulatory strategy) for such Licensed Product, and all annual and interim amendments thereto, as such plans and amendments may be submitted to the JSC by the JDC as described in Section 4.2(a),

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C.for any Licensed Product other than Rusfertide, as applicable, review, discuss and determine whether to approve its applicable Joint Commercialization Plan (including the corresponding Shared Commercialization Budget and associated distribution strategy) for such Licensed Products, and all annual and interim amendments thereto, as recommended by the JCC, as such plans and amendments may be submitted to the JSC by the JCC as described in Section 7.3,

D.approving any annual reassessments of the FTE rate specified in clause (b) of Section 1.1.83, as recommended by the Joint Finance Committee;

E.undertaking the activities assigned to the JSC in connection with New Technology described in Section 2.10(b); and

F.review and discuss a Party’s non-confidential information with respect to the promotion of any product that is not a Licensed Product together with a Licensed Product using Shared Resources in the U.S. and the allocation of costs and expenses for such Shared Resource that such Party may include as Shared Commercialization Costs in accordance with Section 7.6;

(vi)oversee the JSC’s subcommittees, if any, and ensure effective participation in each such subcommittee’s operations by any of its members;

(vii)oversee and coordinate each Party’s Manufacturing activities in support of the Development and Commercialization of the Licensed Products, and approve Third Party subcontractors as set forth in Section 6.5;

(viii)establish secure access methods (such as secure databases) for each Party and the JDC and JCC to access Regulatory Documentation and other related information as contemplated under this Agreement;

(ix)review, discuss and determine how to resolve any issues escalated by, or disputes within, the JDC, JCC, Joint Manufacturing Working Group or the Joint Finance Committee;

(x)attempt to resolve any disputes on matters within the JSC’s or any subcommittee’s authority on an informal basis and in good faith prior to the initiation of escalation or other formal dispute resolution mechanisms hereunder; and

(xi)perform such other functions as expressly set forth herein, or as the Parties may mutually agree in writing, to be allocated to the JSC.

(d)Appointment of Subcommittees and Project Teams.  The JSC shall be empowered to create such subcommittees of itself and project teams and working groups as it may deem appropriate or necessary.  Each such subcommittee, project team or working group shall consist of employees of each Party and report to the JSC, which shall have the authority to approve or reject recommendations or actions proposed by any such subcommittee, project team or working group, subject to the terms of this Agreement.  The provisions of Section 3.1(a) (excluding the first sentence thereof) and Section 3.1(b) shall apply to each subcommittee, mutatis mutandis, unless otherwise determined by the JSC.

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(e)Joint Manufacturing Working Group.  Within [***] of the formation of the JSC, the Parties shall establish a working group that will be responsible for Manufacturing and supply matters delegated to it by the JDC, including preparing and approving the Manufacturing Technology Transfer Plan (the “Joint Manufacturing Working Group”).  The Joint Manufacturing Working Group shall consist of an equal (and agreed upon) number of representatives from each of the Parties, each being an employee of such Party and having appropriate technical credentials, experience, knowledge, and authority within such Party’s organization for service on the Joint Manufacturing Working Group to oversee and make decisions regarding CMC Development activities and other Manufacturing matters under this Agreement.  The Joint Manufacturing Working Group shall meet as frequently as necessary to carry out its duties under this Section 3.1(e).  Each Party may designate a substitute employee for one or more of its Joint Manufacturing Working Group representatives if one or more of such Party’s designated representatives is unable to be present at a meeting.  From time to time, each Party may replace a representative by written notice to the other Party specifying the prior representative and his or her employee replacement.  The Joint Manufacturing Working Group shall be subject to the oversight, review and approval of, and shall report to, the JSC.

3.2Joint Development Committee.

(a)Formation.  [***] after the Effective Date, but in no event later than [***] after the Effective Date, the Parties shall establish a joint development committee (the “JDC”) that shall oversee the Development of the Licensed Products pursuant to the Joint Global Development Plan(s).  The JDC shall be comprised of [***] representatives from each Party.  Each Party’s JDC representatives shall be employees of such Party and have appropriate technical credentials, experience, knowledge, and authority within such Party’s organization for service on the JDC in light of the functions, responsibilities and authority of the JDC.  The JDC may change its size from time to time by agreement of the Parties at the JDC, provided that the JDC will consist at all times of an equal number of representatives of each of Protagonist and Takeda.  Each Party may replace any or all its representatives on the JDC with employee individual(s) of appropriate credentials, experience, knowledge and authority at any time upon written notice to the other Party.  Additional representatives or consultants may, from time to time, by mutual consent of the Parties, be invited to attend JDC meetings in a non-voting capacity, subject to such representatives’ and consultants’ (or the representative’s or consultant’s employer) undertaking confidentiality obligations in a written agreement no less stringent than the requirements of ARTICLE X.

(b)JDC Responsibilities.  The JDC shall develop the strategies for and oversee the Development of the Licensed Products in the Territory, and shall serve as a forum for the coordination of Development activities for the Licensed Products for the Territory.  In particular, the JDC shall have the following responsibilities unless Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right (in which case the limited discontinuation shall apply solely with respect to the applicable Licensed Product that would be the subject of such plans and activities):

(i)oversee the conduct of Development activities under the Joint Global Development Plan for Rusfertide and, as applicable, any Joint Global Development Plans for Licensed Products other than Rusfertide;

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(ii)serve as a forum for discussing proposed Development activities conducted under the Joint Global Development Plan for Rusfertide and, as applicable, any Joint Global Development Plans for Licensed Products other than Rusfertide;

(iii)serve as a forum for discussing and coordinating strategies for obtaining Regulatory Approvals for the Licensed Products in the Territory and progress for Licensed Products in the Territory, as described in Section 4.7(a);

(iv)review, discuss and determine whether to approve for submission to the JSC for its approval any amendment to (A) the Joint Global Development Plan for Rusfertide (including, as applicable, the corresponding Shared Development Budget and associated regulatory strategy), including to add any Clinical Trial or Indications as described in Section 4.2(b);

(v)for any Licensed Product other than Rusfertide, as applicable, review, discuss and determine whether to approve for submission to the JSC for its approval, its applicable Joint Global Development Plan (including the corresponding Shared Development Budget and associated regulatory strategy) for such Licensed Product, and all annual and interim amendments thereto as described in Section 4.2(a);

(vi)serve as a forum for exchange and discussion with respect to Development reports for the Licensed Products for the U.S., as described in Section 4.7(a);

(vii)approve the engagement of Third Party Development subcontractors as set forth in Section 4.8; and

(viii)perform such other functions as expressly set forth herein, or as the Parties may mutually agree in writing, to be allocated to the JDC.

3.3Joint Commercialization Committee.

(a)Formation.  [***] after the Effective Date, but in no event later than [***] after the Effective Date, the Parties shall establish a joint commercialization committee (the “JCC”) that shall oversee the Commercialization of the Licensed Products pursuant to the Joint Commercialization Plan(s).  The JCC shall be comprised of [***] representatives from each Party.  The JCC may change its size from time to time by agreement of the Parties at the JCC, provided that the JCC will consist at all times of an equal number of representatives of each of Protagonist and Takeda.  Each Party’s JCC representatives shall be employees of such Party and have appropriate technical credentials, experience, knowledge, and authority within such Party’s organization for service on the JCC in light of the functions, responsibilities and authority of the JCC.  Each Party may replace any or all its representatives on the JCC with individual(s) of appropriate credentials, experience, knowledge and authority at any time upon written notice to the other Party.  Additional representatives or consultants may, from time to time, by mutual consent of the Parties, be invited to attend JCC meetings in a non-voting capacity, subject to such representatives’ and consultants’ (or the representative’s or consultant’s employer) undertaking confidentiality obligations in a written agreement no less stringent than the requirements of ARTICLE X.

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(b)JCC Responsibilities.  The JCC shall develop the strategies for and oversee the Commercialization of the Licensed Products in the U.S.  In particular, the JCC shall have the following responsibilities unless Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right (in which case the limited discontinuation shall apply solely with respect to the applicable Licensed Product that would be the subject of such plans and activities):

(i)establish a strategy for the Commercialization of the Licensed Products;

(ii)oversee the conduct of Commercialization activities under the Joint Commercialization Plan for Rusfertide, and, as applicable, any Joint Commercialization Plans for Licensed Products other than Rusfertide in a manner consistent with Article VII (Commercialization), and, if applicable, oversee Protagonist’s performance of co-Detailing and co-Scientific Exchange Activities for the Licensed Products in the U.S.;

(iii)review, discuss and determine whether to approve for submission to the JSC for its approval any amendment to Joint Commercialization Plan for Rusfertide (including, as applicable, the corresponding Shared Commercialization Budget and associated distribution strategy);

(iv)for any Licensed Product other than Rusfertide, as applicable, review, discuss and determine whether to approve for submission to the JSC for its approval, its applicable Joint Commercialization Plan (including the corresponding Shared Commercialization Budget and associated distribution strategy) for such Licensed Product, and all annual and interim amendments thereto as described in Section 7.3;

(v)discuss the anticipated date of First Commercial Sale of each Licensed Product in the U.S.;

(vi)serve as a forum for exchange and discussion with respect to the Commercialization reports for the Licensed Products for the U.S., as described in Section 7.8;

(vii)review and discuss pricing ranges as a Pricing Matter for the Licensed Products in the U.S., as described in Section 7.5(a);

(viii)review and discuss the allocation to the Licensed Products of costs and expenses for any Shared Resource that such Party may include as Shared Commercialization Costs, as described in Section 7.5(b);

(ix)approve Third Party Commercialization subcontractors as set forth in Section 7.9; and

(x)perform such other functions as expressly set forth herein, or as the Parties may mutually agree in writing, to be allocated to the JCC.

3.4Meetings.  Subject to Section 4.4(c)(iv), the JSC, JDC and JCC shall meet [***], or as more or less frequently as the Parties mutually agree is necessary for each such committee to meet its responsibilities under this Agreement, with the location of such meetings alternating between locations designated by Takeda and locations designated by Protagonist.  The chairperson

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of the applicable Joint Committee shall be responsible for calling meetings.  Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items.  The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of such Joint Committee.

3.5Procedural Rules.  Each Joint Committee shall have the right to adopt a charter or such standing rules as shall be necessary for its work, to the extent that such charter or rules are not inconsistent with this Agreement.  A quorum of the Joint Committee shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party; provided however, that, a quorum of the JSC shall require that both co-chairs are present at a meeting.  Representatives of the Parties on a Joint Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants.  Representation by proxy shall be allowed.  Each Joint Committee shall take action by consensus of the representatives present at a meeting at which a quorum exists, or by a written resolution signed by at least one (1) representative appointed by each Party, in each case, with each Party having a single vote irrespective of the number of representatives of such Party in attendance.  Employees of either Party that are not representatives of the Parties on a Joint Committee and consultants of either Party may, subject to prior written approval the other Party, attend meetings of such Joint Committee; provided, that such attendees (i) shall not vote or otherwise participate in the decision-making process of the Joint Committee, and (ii) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article X.

3.6Dispute Resolution.

(a)Referral to the JSC.  If a Joint Committee (other than the JSC) cannot, or does not, reach consensus on a matter within its decision-making authority at a meeting or within a period of [***] after the meeting at which such failure to reach consensus occurred or such other period as the Parties may agree, then such matter shall first be referred to the JSC for resolution and a special meeting of the JSC may be called for such purpose.

(b)Referral to Executive Officers.  If the JSC cannot, or does not, reach consensus on an issue within its decision-making authority, including any dispute arising in another Joint Committee, then such matter shall first be referred to the Executive Officers of the Parties within [***] of its determination under Section 3.6(a) that a consensus cannot be reached.  If a matter is referred to the Executive Officers under this Section 3.6(b), then the JSC will submit in writing to their respective Executive Officers the respective positions of the Parties.  The Executive Officer shall confer in good faith on the resolution of the matter, which good faith efforts will include at least one (1) meeting between such Executive Officers within [***] after such JSC co-chairpersons’ submission of their respective positions on such matter to them.  Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties.

(c)Final Decision-Making Authority.  If the Executive Officers are not able to agree on the resolution of any matter escalated to them within [***] after such matter was first referred to them, then no action will be taken as to the escalated matter until a joint decision can be made by the Parties, except that the following will apply:

(i)prior to the Opt-In/Out Date, if the disputed matter is related to the [***], [***] will have final decision-making authority, provided, however, that, if Takeda has

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exercised its right to assume the Assumed Pre-OIOO Date U.S. Regulatory Activities pursuant to Section 5.1(a)(ii), Takeda will have final decision-making authority with respect to the scope of such activities so assumed;

(ii)after the Opt-In/Out Date and unless Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right (in which case the limited discontinuation shall apply solely with respect to the applicable Licensed Product), then with respect to Rusfertide or such other Licensed Product, as applicable:

(1)if the disputed matter is related to the [***], Protagonist will have final decision-making authority unless the implementation of such matter would cause an [***],

(2)[***], Takeda will have final decision-making authority [***],

(3)[***], then Protagonist (in the case of clause (1) ) or Takeda (in the case of clause (2)) will have final decision-making authority to undertake the implementation of such matter and the Parties will [***], and

(4)[***], then Protagonist (in the case of clause (1)) or Takeda (in the case of clause (2)) will have final decision-making authority to implement such matter, [***];

(iii)prior to the Opt-In/Out Date, if the disputed change is related to [***], [***] will have the final decision making authority;

(iv)prior to the Opt-In/Out Date, if the disputed change is related to [***];

(v)after the Opt-In/Out Date and unless Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right (in which case the limited discontinuation shall apply solely with respect to the applicable Licensed Product), then with respect to Rusfertide or such other Licensed Product, as applicable:

(1)[***], [***] will have final decision-making authority [***],

(2)if the disputed matter is related to a change to the [***]:

A.if such proposed change is necessitated as a result of [***], then the Parties will implement such change and [***], and

B.if such proposed change is not in response to a [***];

(vi)if the escalated matter relates to a disagreement with respect to the [***], such matter will be resolved in accordance with [***];

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(vii)if the escalated matter pertains to [***], such matter will be resolved in accordance with Section [***]; and

(viii)for clarity, [***] shall have the sole decision-making right with respect to [***].

3.7Limitations on Authority.  Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.  No Joint Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 14.4 or compliance with which may only be waived as provided in Section 14.9.

3.8Expenses.  Each Party shall be responsible for all costs and expenses for its members and other representatives to attend meetings of, and otherwise participate in, the Joint Committees and any subcommittees, project teams, and working groups, including all travel and related costs and expenses.

3.9Discontinuation of a Joint Committee.  Unless otherwise agreed by Takeda, each of the JDC, JCC and the Joint Manufacturing Working Group shall continue to exist until the first to occur of:  (a) the Parties mutually agreeing to disband such Joint Committee; (b) Protagonist exercises the Rusfertide Opt-Out Right (or a Partial Opt-Out Right, in which case the limited discontinuation shall apply to the responsibilities of the Joint Committees with respect to the applicable Licensed Product); or (c) Protagonist undergoes a Change of Control.  The JSC shall continue to exist until the Parties mutually agree to disband it.

3.10Alliance Managers.

(a)Promptly following the Effective Date, each Party shall appoint an alliance manager who is an employee of such Party (each, an “Alliance Manager”).  Each Alliance Manager shall be responsible to ensure a collaborative work environment between the Parties and that the collaboration under this Agreement is run smoothly, professionally and productively.  Each Alliance Manager shall act in his or her discretion to facilitate the execution of the collaboration under this Agreement throughout their organization and will (directly or via his/her designees) (i) oversee and support implementation plans, (ii) promote effectiveness of the governance model and implementation of contractual provisions and lead any changes to enhance the collaboration under this Agreement, (iii) facilitate the JSC and any other Joint Committees for effective performance of their responsibilities in a timely manner, and (iv) undertake such other tasks as are detailed in this Agreement or as may be assigned to the Alliance Managers by the JSC.  Each Alliance Manager will serve as the primary point of contact for the other Party under the collaboration under this Agreement.  Each Alliance Manager shall attend each meeting of the JSC, but will have no voting right on the JSC or any other Joint Committee unless otherwise agreed in writing by the Parties.  Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.

(b)The Alliance Managers shall be responsible for (i) scheduling meetings of the JSC and any other Joint Committees, (ii) setting agendas for JSC and any other Joint

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Committees meetings with solicited input from the co-chairs and other members, and (iii) for acting as secretary at each such meeting and preparing the draft minutes of such meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JSC or such other Joint Committee.  Beginning with Protagonist’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers on a meeting-by-meeting basis after each meeting of the JSC or such other Joint Committee, as applicable.

3.11Working Groups.  From time to time, a Joint Committee may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities.  Each such Working Group shall be constituted and shall operate as the Joint Committee determines; provided that each Working Group shall have equal representation from each Party.  Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the Joint Committee may determine.  Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Joint Committee that formed such Working Group.  In no event shall the authority of a Working Group exceed that specified for the Joint Committee pursuant to this Article III that formed such Working Group. All decisions of a Working Group shall be by consensus.  Each Working Group will meet on a [***] basis or as otherwise agreed by the Joint Committee that formed such Working Group.

ARTICLE IV
DEVELOPMENT

4.1Overview.

(a)Development Prior to the Opt-In/Out Date. From the Execution Date until the Opt-In/Out Date, Protagonist shall be primarily responsible for the day-to-day implementation and performance of (in accordance with this Agreement) (A) the VERIFY Clinical Trial and the additional Clinical Trials required by the FDA for submission to the FDA of the Rusfertide NDA under the initial Joint Global Development Plan for Rusfertide attached hereto as Schedule 4.2(a), (B) the clinical Development activities (other than those described in the foregoing clause (A)) for Rusfertide and the activities within the Rusfertide OLE set forth in Schedule 4.1(a)(B) and included in the initial Joint Global Development Plan for Rusfertide attached hereto as Schedule 4.2(a), and (C) the Scientific Exchange Activities for Rusfertide assigned to Protagonist under the initial Joint Global Development Plan for Rusfertide attached hereto as Schedule 4.2(a) (collectively, the “Pre-OIOO Date Development Activities”).  From the Effective Date until the Opt-In/Out Date, Takeda shall be exclusively responsible for any Development activities conducted in Japan for Rusfertide in the Field.  Unless mutually agreed by the Parties, no other Development activities (including any specific to any country or region in the Ex-U.S. Territory) besides those specified in this Section 4.1(a) will be conducted by either Party under this Agreement with respect to Rusfertide or any other Licensed Products from the Execution Date until the Opt-In/Out Date.  Takeda will have the right to reasonable review and reasonable comment, including providing guidance and assisting with strategy on the Scientific Exchange Activities for Rusfertide conducted by Protagonist as part of the Pre-OIOO Date Development Activities, with Protagonist to implement any such reasonable comment. Protagonist shall provide Takeda the Data Read-Out of the VERIFY Clinical Trial as soon as it is available, and, at Takeda’s request, access to patient level data with respect to the VERIFY Clinical Trial.

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(b)Development After the Opt-In/Out Date.

(i)Development in Support of U.S. Regulatory Approval.

A.After the Opt-In/Out Date, on a Licensed Product-by-Licensed Product basis, if Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to a Licensed Product other than Rusfertide: (1) the Parties agree to collaborate with respect to the Development of Rusfertide and such Licensed Product, as applicable, in support of seeking, obtaining and maintaining Regulatory Approval thereof in the U.S., as and to the extent set forth in this Agreement; (2) each Party will participate in the Development of Rusfertide and such other Licensed Product, as applicable, as set forth in its applicable Joint Global Development Plan and in accordance with this Article IV; (3) the Parties agree at all times to act in good faith and in a cooperative manner and to share all information reasonably necessary to facilitate Development activities hereunder in support of seeking, obtaining and maintaining Regulatory Approval of Rusfertide or such Licensed Product, as applicable, in the U.S.; (4) with respect to Rusfertide, (x) Protagonist will be responsible for conducting and completing, and, subject to Section 3.6(c), will have operational decision-making rights over, the Rusfertide PV Development Program in accordance with the Joint Global Development Plan for Rusfertide, including the Rusfertide OLE, provided that Protagonist will include Takeda and its designees as participants in all activities related to the Rusfertide PV Development Program (including by attending joint clinical team meetings, study-specific meetings, program team meetings, meetings with Development subcontractors and other vendors and reviewing Clinical Trial data), and (y) Takeda will be responsible for conducting and completing, and, subject to Section 3.6(c), will have decision-making rights over, Clinical Trials for Rusfertide (other than the Rusfertide PV Development Program) in accordance with the Joint Global Development Plan for Rusfertide; and (5) with respect to Licensed Products other than Rusfertide, Takeda will be responsible for conducting and completing, and, subject to Section 3.6(c), will have decision-making rights over, all Clinical Trials for such Licensed Product conducted in support of seeking, obtaining and maintaining U.S. Regulatory Approval therefor in accordance with its applicable Joint Global Development Plan for Rusfertide.

B.After the Opt-In/Out Date, on a Licensed Product-by-Licensed Product basis, if Protagonist has exercised (1) the Rusfertide Opt-Out Right, Takeda shall be solely responsible for at its sole cost and expense, and have sole decision-making authority with respect to, conducting and performing all Development activities for all Licensed Products under this Agreement in support of seeking, obtaining and maintaining Regulatory Approval therefor in the U.S., (provided, however, that, subject to Section 4.4(c), Protagonist will be responsible for conducting and completing any post-Regulatory Approval activities under the Rusfertide PV Development Program, including the Rusfertide OLE), or (B) a Partial Opt-Out Right, Takeda shall be solely responsible for at its sole cost and expense, and have sole decision-making authority with respect to, conducting and performing all Development activities for the Licensed Product that was the subject of such Partial Opt-Out Right in support of seeking, obtaining and maintaining Regulatory Approval therefor in the U.S.

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(ii)Development in Support of Non-U.S. Regulatory Approvals. After the Opt-In/Out Date, Takeda, at its sole cost and expense, shall be solely responsible for, and have sole decision-making authority with respect to, conducting and performing all Development activities for any and all Licensed Products that are conducted and performed for the sole and specific purpose of seeking, obtaining and maintaining Regulatory Approval in countries or jurisdictions in the Ex-U.S. Territory.

4.2Joint Global Development Plans.

(a)Joint Global Development Plans.  On a Licensed Product-by-Licensed Product basis, if Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to a Licensed Product other than Rusfertide, then all Development in support of seeking, obtaining and maintaining Regulatory Approval for such Licensed Product in the U.S. will be conducted pursuant to a joint global development plan and budget (each a, “Joint Global Development Plan”) that describes:  (a) the Development activities to be conducted in the Territory in support of seeking, obtaining and maintaining Regulatory Approval in the U.S. of such Licensed Product, (b) an estimated timeline for such Development activities, (c) the respective roles and responsibilities of each Party in connection with such Development activities, (d) the manufacturing decisions to be implemented to ensure continued and adequate clinical supply of such Licensed Product for such Development activities and the associated estimated Manufacturing Costs, and (e) the detailed associated budget of the FTE Costs and Out-of-Pocket Costs anticipated to be incurred in the performance of such Development activities, including a [***] rolling budget and the annual budget for the [***] (the [***] budgets will be mutually agreed at the JDC based on the [***] rolling budget) (each such included budget, a “Shared Development Budget”)).  The initial Joint Global Development Plan (and Shared Development Budget) for Rusfertide as agreed upon by the Parties is attached hereto as Schedule 4.2(a).  Provided Protagonist has not exercised the Rusfertide Opt-Out Right, then, for any other Licensed Product for which Rusfertide has not already exercised a Partial Opt-Out Right, Takeda will prepare a proposed draft Joint Global Development Plan (inclusive of a proposed Shared Development Budget) for such Licensed Product, and submit such Joint Global Development Plan to the JDC to review, discuss and determine whether to submit to the JSC for approval.  In the event of any inconsistency between a Joint Global Development Plan and this Agreement, the terms of this Agreement will prevail.

(b)Amendments; Additional Development Activities.  On a Licensed Product-by-Licensed Product basis, if Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to a Licensed Product other than Rusfertide, then (i) the JDC, on an annual basis, no later than [***] of each Calendar Year, or more often as the Parties deem appropriate, will review each Joint Global Development Plan for the purpose of considering and submitting to the JSC for its review, discussion and approval, no later than [***] of each Calendar Year, any appropriate amendments thereto with respect to Development activities for the applicable Licensed Product of such Joint Global Development Plan to be undertaken during the next Calendar Year; and (ii) either Party, through its representatives on the JDC, may propose additional Development activities for the applicable Licensed Product(s) (A) in the case of Rusfertide, under Clinical Trials for the Initial Indication (in addition to those ongoing under the Rusfertide PV Development Program) (“Additional PV Development”) or for other Indications (“Other Additional Development” and together with Additional PV Development, “Additional LP Development”), in each case, not contemplated in the then-current applicable Joint Global Development Plan for Rusfertide, or (B) in the case of any other Licensed Product, under Clinical

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Trials for other Indications in addition to the Initial Indication(s) already included in the then-current applicable Joint Global Development Plan for such Licensed Product, in each case ((A) and (B)), for the purpose of the JDC preparing and submitting to the JSC for its review, discussion and approval any appropriate amendments to the then-current applicable Joint Global Development Plan for Rusfertide or such other Licensed Product setting forth an allocation of responsibility between the Parties for such Additional LP Development or additional Development activities, as applicable, and a corresponding budget of the [***] and [***] anticipated to be incurred in the performance thereof.  Once approved by the JSC, an amended annual Joint Global Development Plan (including, its corresponding Shared Development Budget) will become effective for the applicable period on the date approved by the JSC (or such other date as the JSC will specify).  Any JSC-approved amended Joint Global Development Plan (including its corresponding Shared Development Budget) will supersede the previous Joint Global Development Plan (including its corresponding Shared Development Budget) for the applicable period.  If the JSC approves an amended annual Joint Global Development Plan reflecting Additional LP Development that was proposed to the JDC by representatives of Protagonist, then Protagonist shall not exercise a Partial Opt-Out Right with respect to the applicable Licensed Product until the completion of such Additional LP Development.

4.3Development Costs.

(a)All costs and expenses related to Development activities for the Licensed Compounds that have been conducted prior to the Effective Date, regardless of whether such costs have been incurred prior to, or are incurred after, the Effective Date, shall be borne solely by Protagonist.

(b)All costs and expenses related to Protagonist’s performance of the Pre-OIOO Date Development Activities shall be borne by Protagonist.

(c)All costs and expenses related to any Development activities conducted by or on behalf of Takeda, its Affiliates or Sublicensees in Japan for Rusfertide in the Field, before the Opt-In/Out Date, shall be borne by Takeda.

(d)With respect to all Development activities conducted after the Opt-In/Out Date, (i) Protagonist will be responsible for [***] percent ([***]%) and Takeda will be responsible for [***] percent ([***]%) of all Shared Development Costs with respect to each Licensed Product for which Protagonist has not exercised an Opt-Out Right, and the Parties will reconcile such Shared Development Costs they have incurred to reflect the foregoing allocation of Shared Development Costs according to the procedures in Section 8.7(c), and (ii) Takeda will be responsible for [***] percent ([***]%) of all costs and expenses incurred by or on behalf of Takeda in the performance of the Development of the Licensed Products for any other countries or regions in the Ex-U.S. Territory.

4.4Protagonist Opt-Out Right.

(a)Opt-Out Rights.  Protagonist shall have the right (but not the obligation) upon written notice to Takeda to opt out from Protagonist’s participation in the Shared Development Costs, Shared Commercialization Costs and Shared Operating Profit (or Loss) under this Agreement (i) during the period beginning on the date that is one hundred twenty (120) days

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after the filing date of the Rusfertide NDA with the FDA and ending on the date that is ninety (90) days thereafter, subject to the extension specified in Section 8.3(x)(2) (the “Rusfertide Opt-Out Period”), for Rusfertide and all other Licensed Products, (ii) if Protagonist has not exercised the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period, during the Term after the expiration of the Rusfertide Opt-Out Period, or (iii) if a Rusfertide Failure occurs prior to the commencement of the Rusfertide Opt-Out Period, during the Term after such Rusfertide Failure (in which case such written notice may not be given by Protagonist earlier than [***]), and subject to the last sentence of Section 4.2(b), either (A) for Rusfertide and all other Licensed Products or (B) on a Licensed Product-by-Licensed Product basis where such Licensed Product is not Rusfertide (an opt-out under the foregoing clause (a)(i) or (a)(ii)(A), each a “Rusfertide Opt-Out Right”, and an opt-out under the foregoing clause (a)(ii)(B) a “Partial Opt-Out Right”).

(b)Opt-Out Notice; Rusfertide Opt-Out Payment.  Protagonist will provide Takeda a written notice within the Rusfertide Opt-Out Period stating whether or not Protagonist is exercising the Rusfertide Opt-Out Right within such period (the “Opt-Out Notice”); provided, however, that, if Protagonist does not provide any such written notice to Takeda prior to the Rusfertide Opt-Out Period expiring, then Protagonist will be deemed to have not exercised the Rusfertide Opt-Out Right within the Rusfertide Opt-Out Period.  If Protagonist submits an Opt-Out Notice to Takeda within the Rusfertide Opt-Out Period stating that Protagonist is exercising the Rusfertide Opt-Out Right within such period, then Takeda will pay Protagonist the Rusfertide Opt-Out Payment set forth in and in accordance with Section 8.3.  For clarity, Protagonist also shall have the right to exercise the Rusfertide Opt-Out Right at any time after the expiration of the Rusfertide Opt-Out Period by providing written notice thereof to Takeda, provided that, in such case, the Rusfertide Opt-Out Payment shall not be owed and payable by Takeda to Protagonist.  For clarity, the Rusfertide Opt-Out Payment shall not be owed and payable by Takeda to Protagonist in connection with the exercise by Protagonist of any Partial Opt-Out Right at any time.

(c)Effect of Opt-Out.  Following Protagonist’s exercise of the Rusfertide Opt-Out Right or a Partial Opt-Out Right, effective upon the date of Protagonist’s applicable opt-out written notice to Takeda pursuant to Section 4.4(a) (in the case of the Rusfertide Opt-Out Right, Rusfertide and all other Licensed Products and, in the case of a Partial Opt-Out Right, the Licensed Product other than Rusfertide that is the subject of such Protagonist opt-out written notice pursuant to Section 4.4(a)(ii)(B), the “Opt-Out Product(s)”):

(i)Protagonist will continue to perform, as the case may be depending on when such exercise date occurs, (A) the Development activities under the then-applicable Joint Global Development Plan(s) for such Opt-Out Product(s), (B) the Commercialization activities under the then-applicable Joint Commercialization Plan(s) for such Opt-Out Product(s), (C) the Scientific Exchange Activities conducted by Protagonist under the Joint Global Development Plan(s), or (D) if applicable, the Detailing and Scientific Exchange Activities under any then-existing co-promotion agreement for such Opt-Out Product(s), entered into pursuant to Section 7.7(c), for which Protagonist was responsible thereunder for a period not to exceed three [***] (or [***] in the case of a Protagonist opt-out written notice after the end of the Rusfertide Opt-Out Period) following such exercise date (such period, the “Opt-Out Wind-Down Period” and such activities, the “Opt-Out Wind-Down Activities”); provided, however, that the foregoing shall be subject to Protagonist continuing to perform any Regulatory activities then being conducted by it pursuant Section 5.1(b)(i)A for such longer period (i.e., longer than [***] or [***]) as may be required to complete the transfer to Takeda contemplated under Section

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5.2(a).  During the Opt-Out Wind-Down Period, the Parties will share the Shared Development Costs and Shared Commercialization Costs, as applicable, incurred by or on behalf of Protagonist and its Affiliates to conduct the Opt-Out Wind-Down Activities, in each case, to the extent consistent with the corresponding Shared Development Budget or Shared Commercialization Budget approved and included in such Joint Global Development Plan(s) or Joint Commercialization Plan(s) prior to such exercise date or updated versions of one or more of such plans or budgets approved by the JSC to account for the Opt-Out Wind-Down Period for the applicable Opt-Out Product(s) (collectively, the “Opt-Out Wind-Down Costs”).  At Takeda’s request, after the end of the applicable Opt-Out Wind-Down Period, Protagonist will further assist Takeda, for no longer than an additional [***] from expiration date of such Opt-Out Wind-Down Period, with any remaining Opt-Out Wind-Down Activities, and Takeda will pay Protagonist for all undisputed [***] and [***] incurred by or on behalf of Protagonist and its Affiliates after such Opt-Out Wind-Down Period no later than [***] after receiving invoices from Protagonist for the same;

(ii)other than the performance of the Opt-Out Wind-Down Activities, Protagonist will not have any performance obligations or funding obligations with respect to the Opt-Out Product(s) in the U.S. under any then-applicable Joint Global Development Plan(s) or Joint Commercialization Plan(s);

(iii)[***] will be solely responsible for all other costs and expenses incurred in connection with the further Development, performance of Scientific Exchange Activities with respect to, and Commercialization of the Opt-Out Product(s) in the U.S. after the Opt-Out Wind-Down Period;

(iv)Takeda shall have the right (A) if Protagonist has exercised the Rusfertide Opt-Out Right, to disband the JDC, JCC and the Joint Manufacturing Working Group in accordance with Section 3.9 with respect to all Licensed Products, and to reduce the meeting frequency of the JSC from [***], or (B) if Protagonist has exercised the Partial Opt-Out Right, to remove such applicable Opt-Out Product from the responsibility of the JDC, JCC and the Joint Manufacturing Working Group; and

(v)Protagonist’s participation in the Shared Operating Profit (or Loss) shall terminate (or not commence, if Protagonist exercised the Rusfertide Opt-Out Right simultaneously with the Opt-In/Out Date) with respect to the Opt-Out Product(s), and Takeda will pay to Protagonist the milestone payments and royalty payments with respect to the Opt-Out Product(s) set forth in Sections 8.4(b), 8.5(b) and 8.6(b).

4.5Development Diligence.

(a)Prior to the Opt-In/Out Date, Protagonist will use Commercially Reasonable Efforts to carry out the Pre-OIOO Date Development Activities.

(b)

(i)After the Opt-In/Out Date, (A) Takeda at all times during the Term and Protagonist, as long as it has not exercised the Rusfertide Opt-Out Right, shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for [***], and (B)

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Takeda at all times during the Term shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for [***].  Takeda shall have the right to satisfy its obligations under this Section 4.5(b)(i) through its Affiliates and Sublicensees.

(ii)[***].

4.6Development Records.  Each Party will maintain scientific records, accounts, notes, reports and data with respect to its Development (and associated Manufacturing) activities under this Agreement, in accordance with Applicable Law and standard pharmaceutical industry practices and in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of the Development (and associated Manufacturing) activities by or on behalf of such Party under this Agreement; provided that, in no case shall such records be maintained for less than [***] following the Calendar Year to which such records pertain (unless a longer period of time is required by Applicable Law).  As promptly as practicable following a Party’s reasonable written request, the other Party shall send to the requesting Party legible copies of the aforesaid throughout the Term and for a minimum of [***] following such Term.  In accordance with the reporting format and schedule approved by the JDC, each Party shall promptly disclose to the other Party in writing all data, including pre-clinical data, formulation data and manufacturing data, generated by or on behalf of such Party under the applicable Joint Global Development Plan.

4.7Development Reports.

(a)For Development activities with respect to Licensed Products for which Protagonist has not exercised an Opt-Out Right, each Party will provide to the JDC:  (i) no later than [***] after the same becomes available, any material information and data arising from the Development of Licensed Products by such Party, including the finalized top line memorandum for any and all Clinical Trials and nonclinical studies conducted for the Licensed Products, in each case under the applicable Joint Global Development Plan (and as soon as practicable after the same is available, each Party will provide ongoing access to the other Party to any tables, listings, figures and other data generated thereunder); and (ii) at least [***] in advance of each regularly scheduled meeting of the JDC, any other relevant information and data arising from the performance of Development activities by such Party for the Licensed Products under the applicable Joint Global Development Plan since the last such meeting to the extent not previously disclosed in connection with day-to-day interactions between the Parties.  In addition, at the first JDC meeting in the following Calendar Year, each Party will provide an annual review for the Calendar Year-ended of results versus goals of Development activities for the Licensed Products under the applicable Joint Global Development Plan.

(b)No less than [***] per [***], Takeda will provide to Protagonist a written report summarizing (i) Takeda’s material Development activities for the Licensed Products for the Ex-U.S. Territory and, as applicable, the Opt-Out Products for the U.S., during the prior [***] period, (ii) Takeda’s plans for material Development for the Licensed Products for the Ex-U.S. Territory and, as applicable, the Opt-Out Products for the U.S., in the upcoming [***] period, and (iii) any material changes in Takeda’s regulatory strategy for the Licensed Products for the Ex-U.S. Territory and, as applicable, the Opt-Out Products for the U.S., since the last report.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.8Development Subcontractors.  Takeda shall have the right, in its sole discretion, to utilize the services of CROs or other Third Party subcontractors to perform its activities under the applicable Joint Global Development Plan and this Article IV.  Notwithstanding the foregoing, with respect to Development activities in support of seeking, obtaining and maintaining Regulatory Approval for the Licensed Products in the U.S., as long as Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to a particular Licensed Product, the engagement by Takeda of Third Party subcontractors other than any of the Approved Development Subcontractors for the purposes of conducting such Development activities of Takeda shall require the prior approval of the JDC.  Unless agreed in the applicable Joint Global Development Plan, Protagonist may not engage a Third Party subcontractor that is not an Approved Development Subcontractor to conduct any of the activities assigned to Protagonist under such Joint Global Development Plan without Takeda’s prior approval through the JDC.

4.9Compliance.  Each Party agrees that in performing its obligations or exercising its rights under this Agreement, it shall comply with all Applicable Laws, including Directive 2001/83/EC, applicable national and international guidelines (e.g., ICH, GCP, GLP, and GMP) and applicable regulations governing promotional activities and interactions with healthcare professionals and patient organizations including industry codes of conduct of EFPIA and its national member associations and any applicable transparency regulations.

ARTICLE V
REGULATORY MATTERS

5.1Regulatory Activities.

(a)Regulatory Activities Prior to the Opt-In/Out Date.

(i)Subject to Section 5.1(a)(ii), prior to the Opt-In/Out Date, (A) Protagonist shall be primarily responsible for regulatory activities for Rusfertide in accordance with its Joint Global Development Plan (provided that no regulatory submissions shall be made by Protagonist other than with the FDA, without the prior written consent of Takeda), and (B) Takeda will have the right to (1) reasonable review and reasonable comment, including providing guidance and assisting with regulatory strategy on all INDs, Drug Approval Applications and other regulatory submissions for Rusfertide, including Product Labeling, with Protagonist to implement any such reasonable comments; provided that Protagonist shall give Takeda not less than [***] for such review and comment and (2) attend meetings, interactions and communications related to Rusfertide with the Regulatory Authorities and, if allowed by Applicable Law, to participate therein, provided that (x) attendance by the representatives of Takeda may not prevent participation of the reasonably necessary representatives of Protagonist due to restrictions imposed by such Regulatory Authorities on the number of attendees at such meeting, and (y) Protagonist will not be obligated to change the schedule of such meeting in order to accommodate the schedule of Takeda’s representatives.

(ii)Takeda shall have the right, exercisable no later than [***] following the completion of the Enrollment of the VERIFY Clinical Trial, to assume (notwithstanding it being prior to the Opt-In/Out Date) the responsibility of implementing the regulatory strategy and performing the regulatory activities, in each case, for Rusfertide in the United States included in its Joint Global Development Plan, including filing the Rusfertide NDA

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

with the FDA and seeking to obtain the Regulatory Approval of Rusfertide in the Initial Indication by the FDA (the “Assumed Pre-OIOO Date U.S. Regulatory Activities”) and Takeda shall bear solely all costs and expenses incurred by or on behalf of Takeda and its Affiliates in the performance of such regulatory activities.  In the event Takeda notifies Protagonist in writing during such [***] period of its exercise of such assumption right, (A) Protagonist shall undertake the transfers, and provide the assistance, to Takeda described in Section 5.2(a), subject to each Party bearing all costs and expenses incurred by or on behalf of such Party or its Affiliates in connection with such transfers and assistance, and (B) from and after Takeda’s assumption of the Assumed Pre-OIOO Date U.S. Regulatory Activities, Protagonist shall have the participation rights set forth in Section 5.1(b)(i)C in connection with Takeda or any of its Affiliates performance of the Assumed Pre-OIOO Date U.S. Regulatory Activities.

(b)Regulatory Activities After the Opt-In/Out Date.

(i)United States.

A.Rusfertide.  Subject to Section 3.6(c), after the Opt-In/Out Date, Takeda shall be responsible for implementing the regulatory strategy and performing the regulatory activities, in each case, for Rusfertide in the United States included in its Joint Global Development Plan; provided, however, that subject to Section 5.1(a)(ii) and so long as Protagonist has not exercised the Rusfertide Opt-Out Right, (1) Protagonist shall at all times be responsible for seeking to obtain the Regulatory Approval of Rusfertide in the Initial Indication by the FDA, and until the transfer to Takeda of the Rusfertide NDA and, if applicable, Regulatory Approval by the FDA of Rusfertide in the Initial Indication, and (2) Protagonist will, for administrative purposes, have primary responsibility for regulatory matters for Rusfertide in the United States and the Parties will jointly make all regulatory decisions with respect to Rusfertide in the United States. Protagonist shall provide Takeda (or its designated Affiliate) with such assistance as is reasonably necessary to allow continuation of regulatory activities for Rusfertide (including pre-approval inspection (PAI)-readiness activities and on-site PAI support).

B.Other Licensed Products.  Subject to Section 3.6(c), after the Opt-In/Out Date, Takeda shall be responsible for implementing the regulatory strategy and performing the regulatory activities, in each case, included in its applicable Joint Global Development Plan for each Licensed Product in the United States with respect to which Protagonist has not exercised an Opt-Out Right.

C.Protagonist General Participation Rights.  After the Opt-In/Out Date, subject to Section 5.1(b)(i)A, for each Licensed Product in the United States with respect to which Protagonist has not exercised an Opt-Out Right, Protagonist will have the right to (1) reasonable review and reasonable comment on all INDs, Drug Approval Applications and other regulatory submissions for such Licensed Product in the United States, with Takeda to consider any Protagonist comments in good faith, and (2) attend meetings, interactions and communications related to such Licensed Products with the FDA and, upon Takeda’s consent ([***]) or as required by Applicable Law, to participate therein, provided that (x) attendance by the representatives of Protagonist may not prevent participation of the reasonably necessary representatives of Takeda due to restrictions imposed by such Regulatory Authorities on the number of attendees at such

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meeting, and (y) Takeda will not be obligated to change the schedule of such meeting in order to accommodate the schedule of Protagonist’s representatives.

(ii)Ex-U.S. Territory.  After the Opt-In/Out Date, at its sole cost and expense, Takeda shall be solely responsible for all regulatory activities, including for submitting all Drug Approval Applications and obtaining all Regulatory Approvals for the Licensed Products in the Ex-U.S. Territory.  For clarity, Takeda or one of its Affiliates shall be the marketing authorization holder and the holder of all INDs, in each case, for the Licensed Products in the Ex-U.S. Territory.

5.2Regulatory Documentation - Holders and Transfer.

(a)INDs and NDA.  Subject to Section 5.1(a)(ii), Protagonist shall file in its name and hold the Rusfertide NDA, and as promptly as practicable after receipt of Regulatory Approval by the FDA in the U.S. for Rusfertide in the Initial Indication, Protagonist shall transfer and assign to Takeda or such Affiliate the Rusfertide NDA and all of Protagonist’s or its Affiliates’ right, title and interest in and to all Regulatory Documentation in the Territory in Protagonist’s Control and possession existing as of the date of such assignment and solely related to Rusfertide, provided that, (i) Protagonist shall transfer to Takeda the Rusfertide IND only after the completion of the Rusfertide OLE, (ii) Protagonist shall transfer to Takeda the Clinical Trial Application (CTA) for Rusfertide in the EU only after prior written notice from Takeda to do so, and (iii) in the event Protagonist exercises the Rusfertide Opt-Out Right prior to receipt of such Regulatory Approval by the FDA in the U.S. for Rusfertide in the Initial Indication, Takeda shall have the right to request in writing that such transfer and assignment of the foregoing materials be promptly undertaken following Protagonist’s receipt of such request notice.  Following such transfer and assignment, all INDs, NDA and Regulatory Documentation solely related to Rusfertide in the Territory shall be owned by and shall be the sole property and held in the name of Takeda or one of its Affiliates.  At Takeda’s request (but no earlier than Takeda’s exercise of its assumption right pursuant to Section 5.1(a)(ii), receipt of Regulatory Approval by the FDA in the U.S. for Rusfertide in the Initial Indication, or Takeda’s receipt of an Opt-Out Notice informing Takeda of Protagonist’s exercise of the Rusfertide Opt-Out Right pursuant to Section 4.4(a)), Protagonist shall, as promptly as practicable after receipt of such request, transfer to Takeda all INDs, NDA and other Regulatory Documentation for Licensed Products other than Rusfertide Controlled by and in the possession of Protagonist, if any, as of the date of such request.  Protagonist shall duly execute and deliver, or cause to be duly executed and delivered, as Takeda may reasonably request and at Takeda’s cost (except that such costs shall be a Shared Development Cost with respect to any Licensed Product for which Protagonist has not exercised an Opt-Out Right), such instruments and shall do and cause to be done such acts, including the filing of such assignments, agreements, documents and instruments as may be necessary under, or as Takeda may reasonably request in connection with, or to carry out more effectively the purpose of, this Section 5.2(a).

(b)Drug Approval Applications and Marketing Authorizations.  Subject to Section 5.1(a)(ii), after the Opt-In/Out Date, Takeda (or one of its Affiliates) shall hold all Drug Approval Applications and any and all Regulatory Approvals for the Licensed Products in the Territory (except with respect to the Licensed Products and the United States, as may otherwise be specified in Section 5.1(b)(i)A).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)Regulatory Audits. With respect to all periods prior to the later of the Opt-In/Out Date and the date of completion of transfers by Protagonist to Takeda of Regulatory Approvals for Rusfertide, Takeda (or its designee) may conduct audits, a Takeda’s cost, of Protagonist’s including of its Affiliates and, to the extent permitted by the terms of Protagonist’s agreements, its Third Party providers’, Regulatory Documentation (including reports from an audit conducted by a Regulatory Authority and any material correspondence relating thereto) and Manufacturing premises used for the Manufacture of Licensed Products hereunder, from time to time upon reasonable advance notice and during regular business hours, as reasonably deemed necessary or appropriate by Takeda to ensure compliance with GCP, GLP, GMP, other applicable good practice guidelines and regulations, Regulatory Approvals or other requirements of Regulatory Authorities applicable to the Licensed Compounds or Licensed Products.  Protagonist shall promptly notify Takeda of any audit conducted by a Regulatory Authority of Protagonist or its Affiliates, or Third Party providers of Protagonist or its Affiliates to the extent known by Protagonist, and, in each case, to the extent relating to a Licensed Compound or Licensed Product.  In addition, Protagonist shall grant Takeda (or its designee) from time to time during the Term access to any electronic data capture system maintained for the purposes of collecting clinical data related to the VERIFY Clinical Trial.

5.3Costs of Regulatory Affairs.  With respect to all regulatory activities conducted after the Opt-In/Out Date for each Licensed Product in the United States with respect to which Protagonist has not exercised an Opt-Out Right, the Parties will share as Shared Development Costs or Shared Commercialization Costs the Regulatory Expenses incurred by or on behalf of Takeda and its Affiliates or Protagonist or its Affiliates, as the case may be, in the performance of all regulatory activities for such Licensed Product for the U.S. to the extent related to activities conducted under or otherwise consistent with its applicable Joint Global Development Plan or Joint Commercialization Plan, respectively.  Except as provided in the foregoing sentence and in Section 5.1(a)(ii), each Party will be solely responsible for all costs and expenses incurred by or on behalf of such Party and its Affiliates in connection with the performance of regulatory activities for the Licensed Products in the Territory if any of those activities are not referenced in such Joint Global Development Plan or Joint Commercialization Plan.  Takeda will be solely responsible for all costs and expenses incurred by or on behalf of Takeda and its Affiliates in connection with the performance of regulatory activities for the Licensed Products in the Ex-U.S. Territory.

5.4Data Integrity Practices.  All Development activities conducted under this Agreement, including the conduct of any Clinical Trials, will be conducted in accordance with the following practices:

(a)data will be generated using sound scientific techniques and processes;

(b)data will be accurately recorded in accordance with data integrity practices by the persons performing the applicable Development activities;

(c)data will be analyzed objectively in accordance with data integrity practices;

(d)data and results from experiments and Clinical Trials will be stored securely and retrievable in a reasonable manner;

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(e)data audit trails will exist to demonstrate or reconstruct without undue burden key decisions made during the performance of, presentations made about, and conclusions reached with respect to the activities undertaken in the performance of the Development activities under this Agreement; and

(f)subject to Section 14.4, at any time after the Effective Date and for so long as both Parties are conducting Development activities under this Agreement, each Party may request changes to the requirements set forth above in this Section 5.4 where such Party reasonably believes such changes are required to ensure that such activities are undertaken in compliance with data integrity practices, and such other Party shall consider such changes.

5.5Product Withdrawals and Recalls.  If (a) any Regulatory Authority threatens, initiates or advises any action related to the removal of any Licensed Product from the market in the Territory or requires or advises Protagonist, Takeda, or any of their respective Affiliates or Sublicensees to distribute a “Dear Doctor” letter or its equivalent regarding use of such Licensed Product in the Territory, or (b) Takeda determines that an event, incident, or circumstance has occurred that may result in the need for a recall or market withdrawal of any Licensed Product in the Territory, then in each case ((a) or (b)) Protagonist or Takeda, as applicable, will, to the extent practicable, notify the other Party of such event or determination immediately, and in any event within [***] (or sooner if required by Applicable Law) after such Party becomes aware of the event or makes such determination.  Takeda will have the sole right to decide whether to recall or withdraw such Licensed Product in the Territory; provided, however, that, with respect any Licensed Product in the U.S. with respect to which Protagonist has not exercised an Opt-Out Right, Takeda will, to the extent practicable, notify Protagonist before initiating such recall or withdrawal.  As between the Parties, Takeda will have the sole right, at its sole expense, to conduct any recalls or take such other necessary remedial action with respect to Licensed Products in the Territory; provided that any costs and expenses for recalls and withdrawals of any Licensed Product in the U.S. with respect to which Protagonist has not exercised an Opt-Out Right shall be included and shared as a Shared Commercialization Cost.

5.6Global Safety Database; Pharmacovigilance Agreement.  In accordance with Applicable Law, the Parties agree to monitor, exchange and report safety information for the Licensed Products in the Territory, including post-marketing spontaneous reports received by or on behalf of each Party.  At Takeda’s written request following the earlier of (a) Takeda’s exercise of its assumption right pursuant to Section 5.1(a)(ii), (b) Protagonist’s exercise of the Rusfertide Opt-Out Right, or (c) receipt of Regulatory Approval by the FDA in the U.S. for Rusfertide in the Initial Indication, the Parties shall take such actions as may be necessary and appropriate for Takeda to maintain and be the recognized holder of the global safety database for the Licensed Products, including completion of the relevant data migration to Takeda and establishment of an operational safety data base for the Licensed Products at Takeda as such transition will be further set forth or described in a pharmacovigilance agreement (“PVA”) to be entered into by the Parties within [***] of Effective Date.  As will be further set forth in the PVA, Protagonist shall provide Takeda with all information in Protagonist’s Control and possession that is necessary or reasonably useful for Takeda to comply with its pharmacovigilance responsibilities in the Territory, including, as applicable, any adverse drug experiences, from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, Clinical Trials, and commercial experiences with Licensed Compounds or Licensed Products, in each case in the form in which such information exists or in the form reasonably requested by Takeda. Any costs and expenses related to the transfer to Takeda

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of the foregoing information shall be included and shared as a Shared Development Cost or, if Protagonist has exercised an Opt-Out Right, shall be borne solely by Takeda with respect to the applicable Licensed Product. The PVA shall formalize the Parties’ respective responsibilities with regard to the safety data exchange and pharmacovigilance for the Licensed Compounds and Licensed Products.  In the event of a conflict between any of the provisions of the PVA and this Agreement with respect to business, financial or legal matters, this Agreement shall control, and with respect to pharmacovigilance matters, the PVA shall control.

ARTICLE VI
MANUFACTURE AND SUPPLY

6.1CMC Development.  Prior to the Opt-In/Out Date, Protagonist will lead CMC Development in preparation for the submission of the Rusfertide NDA to the FDA, with guidance from and in consultation with Takeda, in accordance with and as set forth in its Joint Global Development Plan.  Prior to the Opt-In/Out Date, except for the activities set forth in Schedule 4.1(a)(B), unless mutually agreed in writing by the Parties, no CMC Development for the Licensed Products for life cycle management purposes or otherwise will be undertaken by either Party or its Affiliates.  After the Opt-In/Out Date, Takeda shall be primarily responsible for CMC Development for the Licensed Products for the Territory, including, with respect to CMC Development for Rusfertide for the United States, the CMC Development activities set forth in Schedule 6.1.

6.2Manufacturing Responsibilities.

(a)Pre-Clinical and Clinical Supply of Licensed Products.

(i)Rusfertide.

(1)Prior to the Opt-In/Out Date, Protagonist shall be solely responsible for the clinical Manufacture of Rusfertide for all Pre-OIOO Date Development Activities, in accordance with and as set forth in its Joint Global Development Plan.

(2)From and after the Opt-In/Out Date, (A) Protagonist shall be solely responsible for the clinical Manufacture of Rusfertide for all Development activities under the Rusfertide PV Development Program, and (B) Takeda shall be solely responsible for the clinical Manufacture of Rusfertide for all Development activities under its Joint Global Development Plan other than for the Rusfertide PV Development Program and of Rusfertide for Development activities in the Ex-U.S. Territory.

(ii)Clinical Supply of Rusfertide for Development in Japan.  No later than [***] after the Effective Date (or such longer period as the Parties may mutually agree), the Parties shall enter into a clinical supply agreement (the “Japan Clinical Supply Agreement”), pursuant to which Protagonist shall supply, or have supplied, to Takeda clinical requirements of Rusfertide, at Protagonist’s fully-burdened cost without mark-up, for the performance of Development activities for Rusfertide in the Field in Japan prior to the Opt-In/Out Date by Takeda, its Affiliates and Sublicensees in Japan. The Japan Clinical Supply Agreement shall contain such

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terms as are reasonable and customary for similar clinical supply agreements and shall be negotiated and agreed by the Parties in good faith.

(iii)Other Licensed Products.  Takeda shall be solely responsible for the pre-clinical and clinical Manufacture of the Licensed Compounds and Licensed Products (other than Rusfertide) for all Development activities under this Agreement.

(b)Commercial Manufacture of Licensed Products.  Except for the then-existing validation batches and inventory supplies for Rusfertide that are suitable for commercial sale, as between the Parties, Takeda shall have the sole right and responsibility to Manufacture (or have Manufactured) the Licensed Products for the conduct of any Commercialization activities under this Agreement in the Territory.

(c)Manufacturing Decision-Making.  After the Opt-In/Our Date, Takeda shall have final decision-making authority for all matters regarding the Manufacturing of Licensed Compounds and Licensed Products. Decisions with respect to a Licensed Product in the U.S. for which Protagonist has not exercised an Opt-Out Right shall be consistent with its Joint Global Development Plan or Joint Commercialization Plan, as applicable.

6.3Manufacturing Costs.

(a)Development Manufacturing.  Subject to Section 6.3(c), (i) all Manufacturing Costs incurred by Protagonist for the clinical Manufacture of Rusfertide for all Development activities under the Rusfertide PV Development Program will be borne one hundred percent (100%) by Protagonist, and (ii) all Manufacturing Costs incurred by Takeda for the clinical Manufacture of (A) Rusfertide for all Development activities under its Joint Global Development Plan other than for the Rusfertide PV Development Program, and (B) all Licensed Compounds and Licensed Products (other than Rusfertide, but subject to Section 6.2(a)(ii)) for all Development activities under this Agreement will be borne [***] percent ([***]%) by Takeda.

(b)Commercial Manufacturing.  Subject to Section 6.3(c), all Manufacturing Costs incurred for the Manufacture of all commercial quantities of the Licensed Products in the Territory will be borne [***] percent ([***]%) by Takeda.

(c)Manufacturing Costs Sharing.  Notwithstanding anything to the contrary, all Manufacturing Costs incurred by the Parties related to the Manufacture of a Licensed Compound or Licensed Product with respect to which Protagonist has not exercised an Opt-Out Right (whether Manufactured by or on behalf of Protagonist or Takeda) (i) for use under or consistent with its applicable Joint Global Development Plan will be shared by the Parties as Shared Development Costs, and (ii) for use under or consistent with its applicable Joint Commercialization Plan will be shared by the Parties as Shared Commercialization Costs.

6.4Manufacturing Records and Reports.  Each Party will maintain complete and accurate records (in the form of technical notebooks or electronic files where appropriate) of all work conducted by it in the performance of its Manufacturing obligations and all data and other information resulting from such work.  As may be applicable, such records will fully and properly reflect all work done and results achieved in the performance its Manufacturing obligations in sufficient detail and in good scientific manner appropriate for regulatory purposes.  Takeda will

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have the right to receive copies of such records maintained by Protagonist, including in electronic format, at reasonable times to the extent reasonably necessary to perform its obligations and exercise its rights under this Agreement, and to obtain access to originals to the extent needed for patent or regulatory purposes.

6.5Manufacturing Subcontractors.  Takeda shall have the right, in its sole discretion, to utilize the services of contract manufacturing organizations or other Third Party subcontractors to perform its Manufacturing obligations under this Agreement.  Notwithstanding the foregoing, with respect to Manufacturing activities in support of, as applicable, Development and Commercialization of the Licensed Products in the U.S., as long as Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to a Licensed Product other than Rusfertide, the engagement by Takeda of Third Party subcontractors (other than the Approved Manufacturing Subcontractors) for the purposes of conducting such Manufacturing obligations of Takeda shall require the prior approval of the JSC.  Protagonist will be free to subcontract any of its Manufacturing obligations under this Agreement to any Approved Manufacturing Subcontractors.

6.6Manufacturing Technology Transfer Upon Takeda’s Request.  Takeda shall have the right, at any time after the Effective Date by written notice, to require Protagonist to effect a transfer to Takeda or its designee (which designee may be an Affiliate or a Third Party manufacturer) of all Licensed Know-How relating to the then-current process for the Manufacture of the Licensed Compounds and Licensed Products and any retained samples, stability samples, and other tangible materials required for the Manufacturing, testing, and release of Rusfertide in Protagonist’s Control and possession (the “Manufacturing Technology Transfer”). In connection with such Manufacturing Technology Transfer, the Parties, through the Joint Manufacturing Working Group, will prepare a plan (“Manufacturing Technology Transfer Plan”) detailing the process and timeline for the Manufacturing Technology Transfer. The Parties shall conduct the Manufacturing Technology Transfer in accordance with the Manufacturing Technology Transfer Plan and will use Commercially Reasonable Efforts to complete it within [***] from the date on which such Manufacturing Technology Transfer Plan has been approved by the Joint Manufacturing Working Group.  In connection therewith, Protagonist shall provide, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), all reasonable assistance requested by Takeda to enable Takeda (or its Affiliate or designated Third Party manufacturer, as applicable) to implement the Manufacturing of the Licensed Compounds and Licensed Products at the facilities designated by Takeda.  The Parties will share as Shared Development Costs the [***] and [***] incurred by or on behalf of each of the Parties and its respective Affiliates in undertaking such transfer and providing such assistance specified under this Section 6.6 and the Technology Transfer Plan, provided that, in the event that Protagonist has exercised the Rusfertide Opt-Out Right, Protagonist shall have the right to submit an invoice to Takeda for the amount of such FTE Costs and Out-of-Pocket Costs incurred by or on behalf of Protagonist and its Affiliates, which amount shall be payable to Protagonist within [***] of Takeda’s receipt of such invoice.

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ARTICLE VII
COMMERCIALIZATION

7.1Commercialization Responsibilities; Commercialization Costs.

(a)Prior to the Opt-In/Out Date, Takeda shall be primarily responsible for, and bear solely all costs related to, pre-launch Commercialization activities of the Licensed Products in the Territory.

(b)From and after the Opt-In/Out Date, (i) Takeda shall be the lead Party responsible for, with Protagonist having reasonable participation in, the Commercialization of the Licensed Products in the United States conducted after the Opt-In/Out Date pursuant to their respective applicable Joint Commercialization Plan and subject to Article III, and (ii) the Parties shall bear [***] all Shared Commercialization Costs; provided that, if Protagonist exercises an Opt-Out Right with respect to any Licensed Product, from and after the date of Protagonist’s exercise of such Opt-Out Right, subject to Section 4.4(c), Takeda shall have [***] responsibility for the Commercialization of such Licensed Product in the United States and bear [***] percent ([***]%) of all costs and expenses incurred by or on behalf of Takeda in connection with such Commercialization.  Takeda shall have [***] control over and decision-making authority with respect to the Commercialization of the Licensed Products for all countries and jurisdictions in the Ex-U.S. Territory, and will bear [***] percent ([***]%) of all costs and expenses incurred by or on behalf of Takeda in connection with such Commercialization in the Ex-U.S. Territory.

(c)With respect to all Commercialization activities conducted after the Opt-In/Out Date, Protagonist will be responsible for [***] percent ([***]%) and Takeda will be responsible for [***] percent ([***]%) of all Shared Commercialization Costs with respect to each Licensed Product for which Protagonist has not exercised an Opt-Out Right.  The Parties will reconcile such Shared Commercialization Costs incurred by them or on their behalf to reflect the foregoing allocation of Shared Commercialization Costs according to the procedures in Section 8.7(a).

7.2Commercialization Diligence.  After the Opt-In/Out Date, (a) Takeda, at all times during the Term, and Protagonist, as long as it has not exercised the Rusfertide Opt-Out Right, shall use Commercially Reasonable Efforts to Commercialize [***], in each case (a) and (b), following receipt of Regulatory Approval therefor in such applicable country.  Takeda shall have the right to satisfy its obligations under this Section 7.2 through its Affiliates and Sublicensees.

7.3Joint Commercialization Plans.

(a)Joint Commercialization Plans.  On a Licensed Product-by-Licensed Product basis, if Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to a Licensed Product other than Rusfertide, the Parties will Commercialize such Licensed Product in the U.S. pursuant to a commercialization plan and detailed budget (each such plan, a “Joint Commercialization Plan”) that describes:  (i) the material pre-launch, launch and subsequent Commercialization activities for such Licensed Product in the U.S., including the field force size, structure, allocation and deployment, patient support size and structure, branding strategy (including brand name, positioning, product positioning, messages, timing, logo, colors, and other visual branding elements) for such Licensed Product, market access plans, Promotional

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Materials, Distribution Matters, Scientific Exchange Activities, CMC Activities and the quantities of Licensed Product to be supplied to the Parties for the U.S. and the estimated delivery date therefor; Phase 4 Clinical Trials; and the key tactics and strategies for implementing the foregoing activities; (ii) the strategic manufacturing decisions to be implemented to ensure continued and adequate commercial supply of such Licensed Product for such Commercialization activities and the associated estimated Manufacturing Costs; and (iii) (A) the detailed associated budget of the [***] and [***] anticipated to be incurred in the performance of such Commercialization activities, including a [***] rolling budget and the annual budget for the first year (the second and third year annual budgets will be mutually agreed at the JCC based on the [***] rolling budget), and (B) a budget of the Detail Costs anticipated to be incurred for such Licensed Product (each such included budget, a “Shared Commercialization Budget”)).  The initial Joint Commercialization Plan (and Shared Commercialization Budget) for Rusfertide as agreed upon by the Parties is attached hereto as Schedule 7.3(a).  Provided Protagonist has not exercised the Rusfertide Opt-Out Right, then, for any other Licensed Product for which Rusfertide has not already exercised a Partial Opt-Out Right, Takeda will prepare a proposed draft Joint Commercialization Plan (inclusive of a proposed Shared Commercialization Budget) for such Licensed Product, and submit such Joint Commercialization Plan to the JCC to review, discuss and determine whether to submit to the JSC for approval.  In the event of any inconsistency between a Joint Commercialization Plan and this Agreement, the terms of this Agreement will prevail.

(b)Amendments.  As long as Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right, the JCC, on an annual basis, no later than [***] of each Calendar Year, or more often as the Parties deem appropriate, will review each Joint Commercialization Plan for the purpose of considering and submitting to the JSC for its review, discussion and approval, no later than [***] of each Calendar Year, any appropriate amendments thereto with respect to Commercialization activities in the U.S. for the applicable Licensed Product of such Joint Commercialization Plan to be undertaken during the next Calendar Year.  Once approved by the JSC, an amended annual Joint Commercialization Plan (including, its corresponding Shared Commercialization Budget) will become effective for the applicable period on the date approved by the JSC (or such other date as the JSC will specify).  Any JSC-approved amended Joint Commercialization Plan (including its corresponding Shared Commercialization Budget) will supersede the previous Joint Commercialization Plan (including its corresponding Shared Commercialization Budget) for the applicable period.

7.4Commercialization Activities.  The Parties recognize that their collaboration may benefit from the coordination of certain activities in support of the Commercialization of the Licensed Products in the Territory.  As such, after the Opt-In/Out Date, and as long as Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to the Licensed Product that would be the subject of such activities, the Parties agree to discuss and, where appropriate, coordinate and agreed on such activities through the JCC, which may include:  (a) product packaging, product trademarks, product positioning, adoption of global brand elements, multichannel engagement strategy, congress attendance coordination, sales force training and education, sharing of marketing research and Promotional Materials, and sharing of materials shared with health reimbursement authorities, including product value dossiers, and (b) medical scientific exchange, evidence generation, medical communication strategy and plans, grant and sponsorship funding, medical insight gathering, congress strategy, medical information and publications, planning and attendance, medical material sharing and medical training.  Notwithstanding anything to the contrary in this Section 7.4 or Article VII, all Promotional

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Materials used or to be used for any Licensed Product in the U.S. shall be consistent with the Joint Commercialization Plan applicable to such Licensed Product.

7.5Pricing Matters; Distribution.

(a)Pricing Matters.  As between the Parties, Takeda will have sole control and decision-making authority with respect to Pricing Matters for the Licensed Products in the Territory; [***]. To the extent allowed by Applicable Laws, Takeda will [***].

(b)Distribution.  As between the Parties, (i) Takeda will have sole control and decision-making authority with respect to Distribution Matters for the Licensed Products in the Ex-U.S. Territory and, as applicable, the Opt-Out Products in the U.S., and (ii) Takeda will have final decision-making authority (subject to Section 3.6) with respect to Distribution Matters for Licensed Products in the U.S. for which Protagonist has not exercised an Opt-Out Right, including, in each case (i) and (ii), (A) booking all sales of the applicable Licensed Products, (B) warehousing and distributing the applicable Licensed Products, and (C) handling all returns, order processing, invoicing and collection, inventory and receivables with respect to the applicable Licensed Products; provided, however, that, Distribution Matters for Licensed Products being co-Commercialized by the Parties in the U.S. shall be consistent with the applicable Joint Commercialization Plan.  If Protagonist receives any order for a Licensed Product, Protagonist will refer such order to Takeda, and if a Licensed Product is returned to Protagonist, Protagonist will promptly ship such Licensed Product to a facility designated by Takeda.

7.6Shared Commercialization Costs Allocation.  Subject to this Section 7.6  and to the extent consistent with the applicable Shared Commercialization Budget, either Party may conduct certain Commercialization activities using resources that are engaged both in the performance of activities under a Joint Commercialization Plan and in the performance of similar Commercialization activities for the benefit of one or more other products of such Party (“Shared Resources”).  If Protagonist has not exercised an Opt-Out Right with respect to a Licensed Product being Commercialized by the Parties in the U.S. under this Agreement, and a Party engages any Shared Resources with respect to both such Licensed Product and any other product that is not such a Licensed Product, such Party shall, in connection with invoicing for any Shared Commercialization Costs that include such Shared Resources, determine in good faith (other than for Detailing, for which costs are determined on a per-Detail basis) the costs and expenses reasonably allocable to such Licensed Product that may be included as Shared Commercialization Costs consistent with each of this Section 7.6, the applicable Joint Commercialization Plan and the applicable Shared Commercialization Budget.  For each [***] in which there is a Shared Resource, the cost of such Shared Resource (for purposes of calculating Shared Commercialization Costs) will be allocated to such Licensed Product and such other product(s) based on (a) the Detail position of the applicable Licensed Product being Commercialized by the Parties in the U.S. under this Agreement and such other product during such Detail and a reasonable apportionment of the value of such Detail position for each such product, and (b) the time spent by such Shared Resource in performing Commercialization activities with respect to the Licensed Product being co-Commercialized by the Parties in the U.S. under this Agreement versus such other product.

7.7Co-Detailing and Co-Scientific Exchange Right.

(c)Protagonist Co-Detailing and Co-Scientific Exchange Option.  At any time prior to the expiration of the Rusfertide Opt-Out Period, and as long as Protagonist has not

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exercised the Rusfertide Opt-Out Right, by providing written notice to Takeda, Protagonist shall have the right to opt into co-Detailing and co-Scientific Exchange of [***] percent ([***]%) of the Field Medical Team and Sales Representatives in the U.S. for Rusfertide and the other Licensed Products in (i) all hematology/oncology Indications, and (ii) any other Indications mutually agreed in writing by the Parties, on the terms and conditions set forth in this Section 7.7(a) (the “Co-Detail and Co-Scientific Exchange Option”).  Following Protagonist’s exercise of the Co-Detail and Co-Scientific Exchange Option, Protagonist will have the one-time right to opt-out from its co-Detailing and co-Scientific Exchange obligation on a Licensed Product-by-Licensed Product basis (each, a “Co-Detail and Co-Scientific Exchange Opt-Out Option”), exercisable on not less than [***] prior written notice to Takeda.  If Protagonist does not exercise the Co-Detail and Co-Scientific Exchange Option prior to the expiration of the Rusfertide Opt-Out Period, or if Protagonist exercises a Co-Detail and Co-Scientific Exchange Opt-Out Option, whether for Rusfertide or any other Licensed Product, Takeda will have the sole right to Detail, and to conduct Scientific Exchange Activities with respect to, as applicable, Rusfertide or such other Licensed Product, in the United States in accordance with the applicable Joint Commercialization Plan. Furthermore, for clarity, if Protagonist exercises (a) the Rusfertide Opt-Out Right, Takeda will have the sole right to Detail, and to conduct Scientific Exchange Activities with respect to, Rusfertide and all other Licensed Products in the United States under this Agreement, or (b) a Partial Opt-Out Right for a Licensed Product, Takeda will have the sole right to Detail, and to conduct Scientific Exchange Activities with respect to, such Licensed Product in the United States under this Agreement.

(d)Additional Co-Detailing and Co-Scientific Exchange.  If Protagonist has exercised the Co-Detail and Co-Scientific Exchange Option prior to the expiration of the Rusfertide Opt-Out Period, and has not exercised a Co-Detail and Co-Scientific Exchange Opt-Out Option with respect to the applicable Licensed Product, then Takeda agrees, upon Protagonist’s reasonable request, to discuss in good faith at the JCC the possibility for Protagonist to increase its co-Detailing and co-Scientific Exchange share in the U.S. for such Licensed Product above the then-current [***] percent ([***]%) (but in any event, not greater than [***] percent ([***]%)) to the extent increased Field Medical Team and Sales Representatives are required for such Licensed Product.

(e)Co-Promotion Agreement.  Following Protagonist’s exercise of the Co-Detail and Co-Scientific Exchange Option prior to the expiration of the Rusfertide Opt-Out Period, the Parties will, at the timing agreed upon by the Parties at the JCC, enter into a co-promotion agreement setting forth the terms and conditions of Protagonist’s co-Detail and co-performance of Scientific Exchange Activities with respect to the Licensed Products in the United States (the “Co-Promotion Agreement”), which agreement will set forth the percentage promotion effort for such Licensed Products to be provided by Protagonist (including primary detail equivalents (PDEs) commitment and costs) and will be consistent with this Section 7.7.  Subject to the right of each Party to have its Detail Costs and Shared Scientific Exchange Costs incurred under the applicable Joint Commercialization Plan included in the Shared Commercialization Costs, each Party will be responsible for all costs and expenses in connection with their respective Sales Representatives, including training (which shall be conducted in compliance with Takeda’s policies and procedures to be set forth in the Co-Promotion Agreement), salaries, incentive compensation, travel expenses and other expenses, providing benefits, deducting federal, state and local payroll taxes, Federal Insurance Contribution Act taxes, unemployment insurance taxes, and any similar taxes and paying workers’ compensation premiums, unemployment insurance contributions and any other payments

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required by Applicable Law to be made on behalf of employees.  Regardless of whether a Sales Representative of a Party is Detailing any products other than the applicable Licensed Product, that Party can be assigned secondary, tertiary or other non-primary Detail responsibilities, and the Detail Costs for such Sales Representative will correspond to the position of such assigned Detail.

(f)Promotional Materials.  As between the Parties, Takeda will have the sole right and sole decision-making authority with respect to the creation, preparation, production, reproduction, review (medical, legal and regulatory) of, and Takeda will solely own, the Promotional Materials relating to each Licensed Product, provided that all Promotional Materials will be consistent with discussions at the JCC regarding Commercialization of the Licensed Products.  If Protagonist has exercised its Co-Detail and Co-Scientific Exchange Option, such Promotional Materials will be used by Protagonist in accordance with Takeda’s policies and procedures to be set forth in the Co-Promotion Agreement.

7.8Commercialization Reports.

(a)For Commercialization activities conducted in the U.S. with respect to Licensed Products for which Protagonist has not exercised an Opt-Out Right, each Party will provide to the JCC, at each regularly scheduled meeting of the JCC, a written report describing:  (i) the progress and results of Commercialization activities with respect to the applicable Licensed Product(s) in the U.S. by such Party, its Affiliates and Sublicensees, including its assessment of progress against goals set out in the applicable Joint Commercialization Plan, since the last such meeting, and (ii) plans for material Commercialization activities for the Licensed Products in the U.S. in the upcoming Calendar Quarter period.

(b)No less than [***] per [***], Takeda will provide to Protagonist a written report summarizing (i) Takeda’s Commercialization of the Licensed Products in the Major Markets and, as applicable, the Opt-Out Products for the U.S., during the [***], and (ii) Takeda’s plans for Commercialization of the Licensed Products in the Major Markets and, as applicable, the Opt-Out Products for the U.S., during in the upcoming Calendar Year.

(c)Such reports submitted to the JCC by either Party pursuant to Section 7.8(a) or Section 7.8(b), as applicable, shall be in line with the reports each Party prepares for its own internal management needs and cover subject matter at a level of detail reasonably sufficient to enable each Party to determine the other Party’s compliance with its diligence obligations set forth in Section 7.2.

7.9Commercialization Subcontractors.  Takeda shall have the right, in its sole discretion, to utilize the services of Third Party subcontractors to perform its Commercialization obligations under this Agreement.  Notwithstanding the foregoing, with respect to Commercialization activities in support of Commercialization of the Licensed Products in the U.S., as long as Protagonist has not exercised the Rusfertide Opt-Out Right, or a Partial Opt-Out Right with respect to a particular Licensed Product, and except for the Approved Commercialization Subcontractors, the engagement by Takeda of Third Party subcontractors for the purposes of conducting such Commercialization obligations of Takeda shall require the prior approval of the JCC.  Unless agreed in the applicable Joint Commercialization Plan, Protagonist may not engage a Third Party subcontractor that is not an Approved Commercialization Subcontractor to conduct any

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of its Commercialization activities in the U.S. with respect to the subject Licensed Product of such Joint Commercialization Plan, without Takeda’s prior approval through the JCC.

ARTICLE VIII
FINANCIAL PROVISIONS

8.1Upfront Payment.  As partial consideration for the rights and licenses granted by Protagonist to Takeda pursuant to this Agreement, within thirty (30) days after receipt of a valid invoice from Protagonist issued on or promptly following the Effective Date (but in any event payment shall not be made earlier than April 3, 2024), Takeda shall make to Protagonist a one-time, up-front, non-refundable and non-creditable payment of three hundred million Dollars ($300,000,000).

8.2Completion of Phase 3 PV.  As consideration for the Successful Completion of the VERIFY Clinical Trial, within forty-five (45) days after receipt of a valid invoice from Protagonist promptly issued therefor, Takeda shall make to Protagonist a one-time, non-refundable and non-creditable payment of twenty-five million Dollars ($25,000,000).

8.3Rusfertide Opt-Out Payment.  As consideration for Protagonist’s exercise of the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period, (i) Takeda will owe to Protagonist a one-time, non-refundable, non-creditable payment of two hundred million Dollars ($200,000,000), with such payment payable within [***] of Takeda’s receipt of Protagonist’s Opt-Out Notice informing Takeda of Protagonist’s exercise of the Rusfertide Opt-Out Right pursuant to Section 4.4(a) and of a valid invoice from Protagonist issued therefor (the “Rusfertide Opt-Out First-Half Payment”), and (ii) Takeda will owe to Protagonist a further one-time, non-refundable, non-creditable payment of two hundred million Dollars ($200,000,000) if the FDA grants approval of the Rusfertide NDA with respect to which the Rusfertide Opt-Out Period commenced, with such payment payable within [***] of Takeda’s or Protagonist’s receipt, as the case may be, of an official notice of such approval by the FDA and of a valid invoice from Protagonist issued therefor (the “Rusfertide Opt-Out Second-Half Payment”, and together with the Rusfertide Opt-Out First-Half Payment, the “Rusfertide Opt-Out Payment”).  For clarity, (a) if Takeda terminates this Agreement (either in its entirety or in the U.S.) prior to the start of the Rusfertide Opt-Out Period, (b) if Takeda terminates this Agreement (either in its entirety or in the U.S.) after the start of the Rusfertide Opt-Out Period without Protagonist having prior thereto exercised the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period, (c) if Takeda terminates this Agreement (either in its entirety or in the U.S.) after the expiration of the Rusfertide Opt-Out Period without Protagonist having exercised the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period, or (d) if either Party gives notice to convene the JSC to discuss and approve the occurrence of a Rusfertide Failure, then in each case (a), (b), (c) or (d), neither the Rusfertide Opt-Out First-Half Payment nor the Rusfertide Opt-Out Second-Half Payment will be payable; provided that, for clarity, (x) in connection with the foregoing clause (d), (1) if the JSC (or if the matter is escalated pursuant to Sections 3.6(c)(vii)(B) and 14.2(c), the Expert) concludes that a Rusfertide Failure has not occurred, then Takeda will pay Protagonist either the Rusfertide Opt-Out First-Half Payment or the Rusfertide Opt-Out Second-Half Payment, as applicable based on Protagonist’s exercise of the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period prior to such notice to convene the JSC, within [***] of such JSC or Expert conclusion, as applicable, and (2) if either Party gives notice to convene the JSC to discuss and approve the occurrence of a Rusfertide Failure prior to Protagonist’s exercise of the Rusfertide Opt-Out Right during the Rusfertide Opt-Out Period, then

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Protagonist may not exercise such right unless and until [***] following the conclusion by the JSC or Expert, as applicable, that a Rusfertide Failure has not occurred (provided, that, in such event, if the Rusfertide Opt-Out Period expired prior to such JSC or Expert conclusion, then the Rusfertide Opt-Out Period shall be extended such that there will be at least [***] remaining following such JSC or Expert conclusion), and, if Protagonist exercises the Rusfertide Opt-Out Right at any time during the Rusfertide Opt-Out Period plus, if applicable, [***] thereafter, then Takeda will pay Protagonist the Rusfertide Opt-Out First-Half Payment and, if the condition for its payment is satisfied, the Rusfertide Opt-Out Second-Half Payment, (y) if a Rusfertide Failure first occurs, or the JSC is first convened to discuss and approve the occurrence of a Rusfertide Failure, in each case, after Takeda has paid Protagonist the Rusfertide Opt-Out First-Half Payment, then Takeda shall be relieved only of paying to Protagonist the Rusfertide Opt-Out Second-Half Payment, and (z) in no event will the Rusfertide Opt-Out Second-Half Payment be due and payable if the Rusfertide Opt-Out First-Half Payment is not due and payable.

8.4Milestone Payments.

(a)Protagonist Has Not Exercised the Rusfertide Opt-Out Right.

(i)In the case where Protagonist has not exercised the Rusfertide Opt-Out Right prior to the time such milestone event has occurred, in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.4(a)(iii), Takeda will make one-time, non-refundable, non-creditable milestone payments to Protagonist upon the first achievement by Takeda or its Affiliates or Sublicensees of the regulatory milestone events set forth in this Section 8.4(a)(i) for Rusfertide.

Milestone Event	Milestone Payment (USD)
Polycythemia Vera
First Regulatory Approval for Rusfertide in the Initial Indication in the U.S.	$50,000,000
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]

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Milestone Event	Milestone Payment (USD)
[***]	$[***]
[***]	$[***]

(ii)In further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.4(a)(iii),

A.if there has not occurred a Rusfertide Failure, and so long Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right for such Licensed Product, in either case, prior to the time such milestone event has occurred, Takeda will make one-time, non-refundable, non-creditable milestone payments to Protagonist upon the first achievement by Takeda or its Affiliates or Sublicensees of the milestone events set forth in this Section 8.4(a)(ii) for the next Licensed Product being advanced for Development or Commercialization by Takeda or its Affiliates or Sublicensees (containing a different Licensed Compound from Rusfertide); or

B.if there has occurred a Rusfertide Failure, and so long as Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right for such Licensed Product, in either case, prior to the time such milestone event has occurred, and subject to the last sentence of Section 1.1.194, Takeda will make non-refundable, non-creditable milestone payments to Protagonist upon the achievement by Takeda or its Affiliates or Sublicensees of the milestone events set forth in this Section 8.4(a)(ii) for the next two (2) Licensed Products, provided, however, that, (I) none of the milestone payments under the row [***] in the table of this Section 8.4(a)(ii) will be paid to Protagonist for the Replacement Licensed Product, and (II) the second such Licensed Product contains a different Licensed Compound from Rusfertide and from the Replacement Licensed Product:

Milestone Event	Milestone Payment (USD)
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]

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Milestone Event	Milestone Payment (USD)
[***]	$[***]

For clarity, as the case may be, (1) if there has not occurred a Rusfertide Failure, and Protagonist has not exercised the Rusfertide Opt-Out Right, then Section 8.4(a)(ii)A shall apply until Protagonist has been paid one time each milestone payment specified in the table of this Section 8.4(a)(ii), or (2) if there has occurred a Rusfertide Failure, and Protagonist has not exercised the Rusfertide Opt-Out Right, and subject to the last sentence of Section 1.1.194, then Section 8.4(a)(ii)B shall apply until Protagonist has been paid (a) each milestone payment specified in the table of this Section 8.4(a)(ii), except the milestone payments under the row [***] in the table of this Section 8.4(a)(ii) for the Replacement Licensed Product, and (b) each milestone payment specified in the table of this Section 8.4(a)(ii) for the second Licensed Product.

(iii)Takeda will provide Protagonist with written notice of the achievement of each milestone event specified in the table of Section 8.4(a)(i) or Section 8.4(a)(ii), as applicable, in each case, no later than [***] after such achievement by Takeda or one of its Affiliates or its Sublicensees.  Takeda will pay to Protagonist the milestone payment corresponding to such achieved milestone event no later than [***] after such achievement, provided that Takeda has received an invoice from Protagonist for such milestone payment.

(b)Protagonist Has Exercised the Rusfertide Opt-Out Right.

(i)In the case where Protagonist has exercised the Rusfertide Opt-Out Right prior to the time such milestone event has occurred, in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.4(b)(iii), Takeda will make one-time, non-refundable, non-creditable milestone payments to Protagonist upon the first achievement by Takeda or its Affiliates or Sublicensees of the regulatory milestone events set forth in this Section 8.4(b)(i) for Rusfertide.

Milestone Event	Milestone Payment (USD)
Polycythemia Vera
First Regulatory Approval for Rusfertide in the Initial Indication in the U.S.	$75,000,000
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Milestone Event	Milestone Payment (USD)
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

(ii)In further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.4(b)(iii),

A.if Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right for such Licensed Product, in either case, prior to the time such milestone event has occurred, and so long as there has not occurred the Rusfertide Failure, Takeda will make one-time, non-refundable, non-creditable milestone payments to Protagonist upon the first achievement by Takeda or its Affiliates or Sublicensees of the milestone events set forth in this Section 8.4(b)(ii) for the next Licensed Product being advanced for Development or Commercialization by Takeda or its Affiliates or Sublicensees (containing a different Licensed Compound from Rusfertide); or

B.if Protagonist has exercised a Partial Opt-Out Right for such Licensed Product prior to the time such milestone event has occurred, and there has occurred the Rusfertide Failure, and subject to the last sentence of Section 1.1.194, Takeda will make non-refundable, non-creditable milestone payments to Protagonist upon the achievement by Takeda or its Affiliates or Sublicensees of the milestone events set forth in this Section 8.4(b)(ii) for the next two (2) Licensed Products, provided, however, that, (I) none of the milestone payments under the row [***] in the table of this Section 8.4(b)(ii) will be paid to Protagonist for the Replacement Licensed Product, and (II) the second such Licensed Product contains a different Licensed Compound from Rusfertide and from the Replacement Licensed Product:

Milestone Event	Milestone Payment (USD)
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Milestone Event	Milestone Payment (USD)
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]

For clarity, as the case may be, (1) if there has not occurred a Rusfertide Failure, and Protagonist has not exercised the Rusfertide Opt-Out Right, then Section 8.4(b)(ii)A shall apply until Protagonist has been paid one time each milestone payment specified in the table of this Section 8.4(b)(ii), or (2) if there has occurred a Rusfertide Failure, and Protagonist has not exercised the Rusfertide Opt-Out Right, and subject to the last sentence of Section 1.1.194, then Section 8.4(b)(ii)B shall apply until Protagonist has been paid (a) each milestone payment specified in the table of this Section 8.4(a)(ii), except the milestone payments under the row [***] in the table of this Section 8.4(a)(ii) for the Replacement Licensed Product, and (b) each milestone payment specified in the table of this Section 8.4(b)(ii)  for the second Licensed Product.

(iii)Takeda will provide Protagonist with written notice of the achievement of each milestone event specified in the table of Section 8.4(b)(i) or Section 8.4(b)(ii), as applicable, in each case, no later than [***] after such achievement by Takeda or one of its Affiliates or its Sublicensees.  Takeda will pay to Protagonist the milestone payment corresponding to such achieved milestone event no later than [***] after such achievement, provided that Takeda has received an invoice from Protagonist for such milestone payment.

8.5Sales Milestone Payments.

(a)Protagonist Has Not Exercised the Rusfertide Opt-Out Right.

(i)In the case where Protagonist has not exercised the Rusfertide Opt-Out Right prior to the time such sales milestone event has occurred, in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.5(a)(ii), Takeda will make one-time, non-refundable, non-creditable sales milestone payments to Protagonist when annual Net Sales of all Licensed Products across all Indications in the Ex-U.S. Territory in a given [***] first reach the Dollar threshold values indicated in the table below during the Term:

Sales Milestone Event	Sales Milestone Payment
[***] in which Net Sales of all Licensed Products in the Ex-U.S. Territory ≥$[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Ex-U.S. Territory ≥ $[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Ex-U.S. Territory ≥ $[***]	$[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Sales Milestone Event	Sales Milestone Payment
[***] in which Net Sales of all Licensed Products in the Ex-U.S. Territory ≥ $[***]	$[***]

(ii)The sales milestone payments will be additive, such that if more than one sales milestone event set forth in the table of Section 8.5(a)(i) is achieved in the same [***] and the same sales milestone event has not been achieved in any [***], then Takeda will pay to Protagonist each of the sales milestone payments for such sales milestone events achieved in a [***] in accordance with Section 8.5(a)(i).  By way of non-limiting example, if in one [***], all [***] sales milestone events in the table of Section 8.5(a)(i) are achieved and no such sales milestone event has been achieved in any [***], then Takeda would pay Protagonist [***] Dollars (USD $[***]) in accordance with this Section 8.5(a)(ii).  Takeda will provide Protagonist with written notice of the first achievement of each sales milestone event specified in the table of Section 8.5(a)(i) no later than [***] after the end of the [***] in which such sales milestone event is achieved.  Takeda will pay to Protagonist the sales milestone payment corresponding to such achieved sales milestone event within [***] of Takeda’s receipt of an invoice from Protagonist for such sales milestone payment.

(b)Protagonist Has Exercised the Rusfertide Opt-Out Right.

(i)In the case where Protagonist has exercised the Rusfertide Opt-Out Right prior to the time such sales milestone event has occurred, in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to Section 8.5(b)(ii), Takeda will make one-time, non-refundable, non-creditable sales milestone payments to Protagonist when annual Net Sales of all Licensed Products across all Indications in the Territory in a given [***] first reach the Dollar threshold values indicated in the table below during the Term:

Sales Milestone Event	Sales Milestone Payment
[***] in which Net Sales of all Licensed Products in the Territory ≥$[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Territory ≥ $[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Territory ≥ $[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Territory ≥ $[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Territory ≥ $[***]	$[***]
[***] in which Net Sales of all Licensed Products in the Territory ≥ $[***]	$[***]

(ii)The sales milestone payments will be additive, such that if more than one sales milestone event set forth in the table of Section 8.5(b)(i) is achieved in the same

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***] and the same sales milestone event has not been achieved in any [***], then Takeda will pay to Protagonist each of the sales milestone payments for such sales milestone events achieved in a [***] in accordance with Section 8.5(b)(i).  By way of non-limiting example, if in one [***], all [***] sales milestone events in the table of Section 8.5(b)(i) are achieved and no such sales milestone event has been achieved in any [***] by Rusfertide, then Takeda would pay Protagonist [***] (USD $[***]) in accordance with this Section 8.5(b)(ii).  Takeda will provide Protagonist with written notice of the first achievement of each sales milestone event specified in the table of Section 8.5(b)(i) no later than [***] after the end of the [***] in which such sales milestone event is achieved.  Takeda will pay to Protagonist the sales milestone payment corresponding to such achieved sales milestone event within [***] of Takeda’s receipt of an invoice from Protagonist for such sales milestone payment.

8.6Royalties.

(a)Protagonist Has Not Exercised the Rusfertide Opt-Out Right.  In the case where Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right for the Licensed Product whose Net Sales are at issue for purposes of the royalty payments calculated and owed pursuant to this Section 8.6(a), in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to the remainder of this Section 8.6, Takeda shall make, or cause to be made, non-refundable, non-creditable royalty payments to Protagonist on the Net Sales of Licensed Products sold in the Ex-U.S. Territory by or on behalf of Takeda, its Affiliates and its Sublicensees during the Royalty Term for each Licensed Product at the applicable royalty rate set forth in the table below:

Net Sales (USD)	Royalty Rate applicable to [***]	Royalty Rate applicable to [***]
For Ex-US Territory
Portion of aggregate Net Sales in the Ex-U.S. Territory of Licensed Products in a Calendar Year less than $[***]	10%	[***]%
Portion of aggregate Net Sales in the Ex-U.S. Territory of Licensed Products in a Calendar Year greater than or equal to $[***] and less than $[***]	[***]%	[***]%
Portion of aggregate Net Sales in the Ex-U.S. Territory of Licensed Products in a Calendar Year greater than or equal to $[***] and less than $[***]	[***]%	[***]%
Portion of aggregate Net Sales in the Ex-U.S. Territory of Licensed Products in a Calendar Year greater than or equal to $[***]	17%	[***]%

(b)Protagonist Has Exercised the Rusfertide Opt-Out Right.  In the case where Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right for the Licensed Product whose Net Sales are at issue for purposes of the royalty payments calculated and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

owed pursuant to this Section 8.6(b), in further consideration for the rights and licenses granted by Protagonist to Takeda under this Agreement, subject to the remainder of this Section 8.6, Takeda shall make, or cause to be made, non-refundable, non-creditable royalty payments to Protagonist on the Net Sales of Licensed Products sold in the Territory by or on behalf of Takeda, its Affiliates and its Sublicensees during the Royalty Term for Licensed Product at the applicable royalty rate set forth in the table below:

Net Sales (USD)	Royalty Rate applicable to [***]	Royalty Rate applicable to [***]
For Territory
Portion of aggregate Net Sales in the Territory of Licensed Products in a Calendar Year less than $[***]	14%	[***]%
Portion of aggregate Net Sales in the Territory of Licensed Products in a Calendar Year greater than or equal to $[***] and less than $[***]	[***]%	[***]%
Portion of aggregate Net Sales in the Territory of Licensed Products in a Calendar Year greater than or equal to $[***] and less than $[***]	[***]%	[***]%
Portion of aggregate Net Sales in the Territory of Licensed Products in a Calendar Year greater than or equal to $[***] and less than $[***]	[***]%	[***]%
Portion of aggregate Net Sales in the Territory of Licensed Products in a Calendar Year greater than or equal to $[***]	29%	[***]%

(c)Royalty Term.  Royalty payment pursuant to Section 8.6(a) or Section 8.6(b), as applicable, shall be paid on Net Sales on a Licensed Product-by-Licensed Product and country-by-country basis commencing upon the First Commercial Sale of such Licensed Product in such country in, respectively, the Ex-U.S. Territory or Territory by or on behalf of Takeda or its Affiliates or Sublicensees until the later of (i) expiration of the last Valid Claim of the last to expire of the Licensed Patents Covering the composition of matter or method of use or treatment of such Licensed Product in such country, (ii) expiration of the Regulatory Exclusivity for such Licensed Product in such country, and (iii) [***] years after the First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).

(d)Royalty Reductions.

(i)Third Party Licenses.  Subject to Section 8.6(d)(iv), if Takeda enters into an agreement with a Third Party after the Effective Date in order to obtain a license or other right under any issued Patent Right owned or controlled by such Third Party that would be infringed by or is otherwise necessary for the Manufacture, use, sale or import by Takeda of a Licensed Product in one (1) or more countries in the Ex-U.S. Territory or, subject to Section 2.10(b), the Territory, as applicable, then, on a country-by-country basis, Takeda shall be entitled to deduct from any royalty payment pursuant to Section 8.6(a) or Section 8.6(b), as applicable, with

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

respect to such Licensed Product in such country(ies) [***] percent ([***]%) of the upfront payment, milestone payments and royalties paid to such Third Party in such country pursuant to the terms of such agreement, in each case, to the extent such upfront payment, milestone payments and royalties are reasonably allocable to such rights for such Licensed Product in such country.

(ii)Generic Entry.  Subject to Section 8.6(d)(iv), if one (1) or more Generic Products to a Licensed Product is sold in a country in the Ex-U.S. Territory or the Territory, as applicable, in any Calendar Quarter during the Royalty Term for such Licensed Product in such country (such first Calendar Quarter, the “Launch Quarter”) and the Net Sales of such Licensed Product in such country in the Launch Quarter or any subsequent Calendar Quarter decline by at least [***] percent ([***]%) as measured against the Net Sales of such Licensed Product in such country in the Calendar Quarter immediately preceding the Launch Quarter (as determined by the Selling Party’s actual Net Sales) (such first Calendar Quarter in which such decline occurs, the “Trigger Quarter”), then the applicable royalty rates set forth in Section 8.6(a) or Section 8.6(b), as applicable, shall be reduced by [***] percent ([***]%) to calculate the royalty payments due on Net Sales for such Licensed Product in such country for the Trigger Quarter and each subsequent Calendar Quarter during such Royalty Term.

(iii)No Valid Claim.  Subject to Section 8.6(d)(iv), if, during any Calendar Quarter during the Royalty Term for a particular Licensed Product in a particular country in the Ex-U.S. Territory or the Territory, as applicable, no Valid Claim of a Licensed Patent Covers the composition of matter or method of use or treatment of such Licensed Product in such country, then, for the remainder of the Royalty Term for such Licensed Product in such country, the royalty rates set forth in Section 8.6(a) or Section 8.6(b), as applicable, shall be reduced by [***] percent ([***]%); provided that the royalty reduction set forth in this Section 8.6(d)(iii) shall not be available to Takeda if such absence of a Valid Claim is the direct result of a decision by Takeda not to file, or to abandon or cease prosecution or maintenance of a Licensed Patent, or to otherwise not enforce or defend a Licensed Patent in such country if such country is a Major Market.

(iv)Minimum Floor.  Notwithstanding any provision to the contrary set forth in the foregoing Sections 8.6(d)(i), 8.6(d)(ii) and 8.6(d)(iii) with respect to any Licensed Product in any Calendar Quarter, the operation of Sections 8.6(d)(i), 8.6(d)(ii) and 8.6(d)(iii) above, individually or in combination, shall not reduce the royalty payments owed pursuant to Section 8.6(a) or Section 8.6(b), as applicable, to an amount less than [***] percent ([***]%) of the royalty payments that would otherwise have been due under Section 8.6(a) or Section 8.6(b), as applicable, with respect to Net Sales of such Licensed Product in the applicable country(ies) during such Calendar Quarter.  Takeda shall have the right to carry forward on a country-by-country basis over the [***] any amounts that it was not able to credit on account of the royalty floor set forth in this Section 8.6(d)(iv) towards any royalty payments owed in each such Calendar Quarter.

(v)Inflation Reduction Act. If, during the Term, a Licensed Product is selected under the Inflation Reduction Act of 2023, as amended from time to time (the “IRA”), for price negotiation, then, for the remainder of the Royalty Term for such Licensed Product in the U.S., the royalty rates set forth in Section 8.6(a) or Section 8.6(b), as applicable, shall be reduced by [***].

(e)Royalty Reports; Royalty Payments.  Takeda shall calculate all amounts payable to Protagonist pursuant to this Section 8.6 at the end of each Calendar Quarter.  Within

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***] after the end of each Calendar Quarter, Takeda shall provide Protagonist a written report setting forth the estimated Net Sales amount for such Calendar Quarter. Within [***] after the end of each Calendar Quarter, Takeda shall provide Protagonist a written report that includes the following information for the applicable Calendar Quarter, each listed by Licensed Product and by country or other jurisdiction of sale in the Territory (or Ex-U.S. Territory, as applicable): (i) the number of units of each Licensed Product, as applicable, on which royalties are owed by Takeda hereunder sold either by Takeda or its Affiliates or Sublicensees, (ii) Net Sales in Dollars (which, for clarity, shall include the gross-to-net calculation for Net Sales), (iii) the exchange rate applied for the conversion of foreign currency sales into Dollars, and (iv) the royalties owed by Takeda to Protagonist.  Takeda shall pay to Protagonist the royalty amounts due with respect to a given Calendar Quarter within [***] after receipt of a valid invoice from Protagonist issued promptly after receipt by Protagonist of the latter report from Takeda.

8.7Licensed Products in the U.S. (for which no Opt-Out Right has been exercised) Reconciliation of Shared Costs; Profit Sharing.  The terms and conditions of this Section 8.7 will govern the rights and obligations of Takeda and Protagonist with respect to sharing Shared Development Costs, Shared Commercialization Costs, Shared Operating Profits and Shared Operating Losses of a Licensed Product unless and until Protagonist exercises an Opt-Out Right in respect of such Licensed Product.

(a)Shared Costs Reporting.  From and after the Opt-In/Out Date and during the rest of the Term, for each Calendar Quarter in which a Party or its Affiliates incurs Shared Development Costs or Shared Commercialization Costs, such Party will submit to a finance officer designated by Protagonist and a finance officer designated by Takeda (the “Finance Officers”), (i) within [***] after the end of each such Calendar Quarter, an estimate report setting forth such Party’s estimated Shared Development Costs and Shared Commercialization Costs, and (ii) within [***] after the end of each such Calendar Quarter, a final report setting forth such Party’s actual Shared Development Costs and Shared Commercialization Costs, which reports will specify a reasonably detailed and itemized calculation of all such costs, as established by the Joint Finance Committee from time to time, in order for each Party to satisfy its internal reporting requirements (a “Expense Report”).

(b)Shared Revenue Reporting.  From and after the Opt-In/Out Date and during the rest of the Term, for each Calendar Quarter in which a Party or its Affiliates has generated Net Revenues, (1) within [***] after the end of each such Calendar Quarter, such Party will submit to the Finance Officers a report setting forth the estimated Net Revenues generated by such Party, which report will include only the Net Sales amount and Other Income, and (2) within [***] after the end of each such Calendar Quarter, such Party will submit to the Finance Officers a final report setting forth Net Revenues generated by such Party, which report will include Net Sales (which, for clarity, shall include the gross-to-net calculation for Net Sales) and Other Income, as established by the Joint Finance Committee from time to time, in order for each Party to satisfy its internal reporting requirements (a “Revenue Report”).

(c)Sharing of Shared Operating Profits and Shared Operating Losses.

(i)Protagonist and Takeda will share [***] all Shared Development Costs, Shared Commercialization Costs, Shared Operating Profits and Shared Operating Losses (as applicable) for all Licensed Products in the United States accrued from and after the Opt-In/Out

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Date and during the rest of the Term so long as Protagonist does not exercise an Opt-Out Right in respect of any such Licensed Products.

(ii)Within [***] after the end of each Calendar Quarter, the Finance Officers will confer and agree in writing on a consolidated financial statement (A) setting forth the Shared Operating Profit or Shared Operating Loss for such Calendar Quarter, as the case may be, (B) calculating each Party’s share of such Shared Operating Profit or Shared Operating Loss, and determine whether a reconciliation payment is due from Protagonist to Takeda or Takeda to Protagonist, and if so, the amount of such reconciliation payment, for the Licensed Products in accordance with the applicable provisions of this Agreement, which payment in any event will be made such that Protagonist and Takeda share all Shared Development Costs, Shared Commercialization Costs, Shared Operating Profit and Shared Operating Loss.  In determining any reconciliation payment required to be made to a Party, the Finance Officers shall take into account any payment obligations of a Party under Section 3.6(c)(ii)(4) or Section 3.6(c)(v)B, as applicable.

(iii)Protagonist or Takeda, as applicable, if required to pay such reconciliation payment, will submit the undisputed portion of any such payment to Takeda or Protagonist, as applicable, within [***] after the end of such [***] conferral period.  In the event of any disagreement with respect to the calculation of such reconciliation payment, the owing Party will pay to the other Party any disputed portion within [***] after the date on which Protagonist and Takeda, using good faith efforts, resolve the dispute.

(iv)In addition, following the Effective Date, each Party will consider in good faith other reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner.

8.8Joint Finance Committee.  As promptly as practicable after the Opt-In/Opt Out Date, but in no event later than [***] thereafter, so long as Protagonist has not exercised the Rusfertide Opt-Out Right, the JSC will establish a joint finance committee (the “Joint Finance Committee”) to coordinate the activities and financial reporting by the Parties as set forth in Section 8.7 and Section 8.6(e), and to assist the JSC in its responsibilities with respect to the review and resolution of financial matters related to the Exploitation of Licensed Products in the U.S. for which Protagonist has not exercised an Opt-Out Right. The Joint Finance Committee shall meet quarterly, or as more or less frequently as is necessary to carry out its duties under this Section 9.5(c).  In particular, the Joint Finance Committee will:

(a)facilitate the creation of each Shared Development Budget and Shared Commercialization Budget;

(b)reconcile financial and accounting matters between the Parties;

(c)initiate and execute an effective and efficient revenue and cost-sharing process (cross-charges);

(d)review and recommend for the Parties’ consideration modifications to the FTE Rate used to calculate Shared Development Costs or Shared Commercialization Costs;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)discuss, prepare and determine whether to approve for submission to the JSC for approval a FTE time tracking approach to be following by each Party;

(f)recommending to the JSC an appropriate allocation of costs and expenses for Commercialization resources to be included as Shared Commercialization Costs, as described in Section 7.5(b);

(g)cooperate to ensure that all budgets referenced in Section 8.8(a) agreed to for a Calendar Year (or any other given period) can be interpreted for the purposes of both Parties’ internal financial and audit reporting requirements, including each Party’s fiscal year reporting;

(h)implement a series of reporting requirements for actual and forecasted financial information, available at times to be agreed by the Parties through the Joint Finance Committee, consistent with the need to report the results of the Shared Operating Profit (or Loss);

(i)monitor the budget, expense and revenue reporting requirements between the Parties related to such Licensed Products to ensure that each Party is able to comply with its respective internal financial and audit reporting requirements and, as appropriate, recommending to the JSC for approval, changes to the reporting requirements under this Agreement; and

(j)undertake such other tasks with respect to the calculation, implementation and reporting for the Parties’ sharing of Shared Development Costs, Shared Commercialization Costs, and Net Revenues as the Parties agree.

8.9Financial Records.  Each Party shall, and shall cause its Affiliates to, keep complete and accurate books and records in accordance with Applicable Accounting Standards pertaining to Shared Development Costs and Shared Commercialization Costs, all FTE Costs, Out-of-Pocket Costs, and other costs and expenses incurred in its performance under this Agreement, and Net Sales and Other Income, including books and records of actual expenditures with respect to Shared Development Budgets, and Shared Commercialization Budgets, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement.  Such books and records shall be retained by such Party and its Affiliates until the later of (a) [***] after the end of the period to which such books and records pertain, and (b) the expiration of the applicable tax statute of limitations (including any extensions thereof), or for such longer period as may be required by Applicable Law.

8.10Audits.  Upon reasonable (but in any case no less than [***] advance notice) by one Party to the other Party, the audited Party and its Affiliates will permit, and will cause their Sublicensees to permit, an independent public accounting firm of nationally recognized standing designated by such Party and reasonably acceptable to such audited Party, at reasonable times during normal business hours, to have access to such of the records of the audited Party and its Affiliates and, if applicable, their Sublicensees as may be reasonably necessary to verify the payments made or costs reported by the audited Party and the related reports, statements and books of accounts, as applicable.  Such examinations may not (a) be conducted for any Calendar Quarter more than [***] after the end of such quarter, (b) be conducted more than once in any [***] period (unless a previous audit during such [***] period revealed an underpayment with respect to such period) or (c) be repeated for any Calendar Quarter. The auditor will enter a confidentiality agreement reasonably acceptable to the audited Party governing the use and disclosure of the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

audited Party’s information disclosed to such auditor.  The auditor shall disclose to the auditing Party only whether the reports are correct or not, and the specific details concerning any discrepancies.  No other information shall be shared.  The cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than the greater of [***] Dollars ($[***]) and [***] percent ([***]%) from the reported amounts, in which case the Party obligated hereunder to make the corrective payment shall bear the cost of the audit, and, unless disputed pursuant to Section 8.10, the Party obligated hereunder to make the corrective payment shall make such payment plus interest as set forth in Section 8.15  within [***] after the date on which such audit is completed.

8.11Audit Dispute.  In the event of a dispute with respect to any audit under Section 8.10, Protagonist and Takeda shall work in good faith to resolve the disagreement.  If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to an independent public accounting firm of nationally recognized standing as the Parties shall mutually agree (the “Audit Arbitrator”).  If resolved by an Audit Arbitrator, the decision of the Audit Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Audit Arbitrator shall determine.  Not later than [***] after the decision by the Audit Arbitrator and in accordance with such decision, the audited Party shall pay the additional amounts, or the auditing Party shall reimburse the excess payments, as applicable, plus interest as set forth in Section 8.15.

8.12Currency Exchange.  With respect to annual Net Sales invoiced in Dollars, the annual Net Sales and the amounts due by the Paying Party to the other Party hereunder will be expressed in Dollars.  When conversion of payments from any foreign currency is required to be undertaken by the paying Party, the Dollar equivalent will be calculated using the paying Party’s Applicable Accounting Standards for the conversion of foreign currency sales into Dollars.

8.13Manner of Payment.  Any payment to be made by one Party to the other Party under this Agreement shall be payable in Dollars and shall be paid by wire transfer in immediately available funds to the bank account designated by the payee Party.  Each Party shall have the right to change such information at any time by providing written notice to the other Party; provided that such new bank information shall not be deemed effective until the date that is [***] after the receipt of such new information.

8.14Blocked Payments.  If, by reason of Applicable Law in any country, it becomes impossible or illegal for the paying Party to transfer, or have transferred on its behalf, payments owed by the paying Party to the other Party hereunder, the paying Party will promptly notify the other Party of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of the other Party in a recognized banking institution designated by the other Party or, if none is designated by the other Party within a period of [***], in a recognized banking institution selected by the Paying Party, as the case may be, and identified in a written notice given to the other Party.

8.15Late Payment.  The paying Party will pay the other Party interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at a per-annum rate of [***] ([***]%) over the then-current prime rate reported in The Wall Street Journal or, if lower, the maximum applicable legal rate, calculated on the total number of days payment is delinquent.

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8.16Other Amounts Payable.  With respect to any amounts owed under this Agreement by one Party to the other for which no other invoicing and payment procedure is specified in this Article VIII, within [***] after the end of each Calendar Quarter, each Party will provide an invoice, together with reasonable supporting documentation, to the other Party for such amounts owed in respect of such Calendar Quarter.  The owing Party will pay any undisputed amounts within [***] of receipt of the invoice, and any disputed amounts owed by a Party will be paid within [***] of resolution of the dispute.

8.17Right to Offset.  Upon notice to the other Party, each Party will have the right to offset any undisputed payment not paid within the specified period owed by such Party to the other Party under this Agreement, including in connection with any breach or indemnification obligation by such Party, against any undisputed payments owed by the other Party to such Party under this Agreement.  Such offsets will be in addition to any other rights or remedies available to the offsetting Party under this Agreement and Applicable Laws.

8.18Tax Matters.

(a)Tax Withholding.  The amounts payable pursuant to this Agreement shall not be reduced on account of any Taxes unless required by Applicable Law.  If a party (the “Payor Party”) determines that it is required under Applicable Law to deduct and/or withhold Taxes from its payments hereunder (such Taxes, “Withholding Taxes”), it shall (i) notify the other party (the “Payee Party”) in a writing identifying the amount of the proposed Withholding Taxes and the basis therefor at least [***] prior to deducting and/or withholding such Withholding Taxes and (ii) cooperate with the Payee Party to reduce or eliminate such Withholding Taxes (and if Protagonist is entitled under any applicable Tax treaty to a reduction of rate of, or the elimination of, or recovery of, the applicable Withholding Tax, then Protagonist may deliver to Takeda or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Takeda of its obligation to withhold Tax, and Takeda shall apply the reduced rate of withholding, or not withhold, as the case may be).  The Parties acknowledge and agree that, so long as each Party complies with its obligations under Section 8.18(c), no Withholding Taxes (as defined below) are expected to be deducted or withheld from payments under this Agreement. If, in accordance with the foregoing, any Payor Party withholds any Withholding Taxes, it shall pay the Payee Party the balance of the payment (net of Withholding Taxes) when due, make timely payment to the proper taxing authority of the withheld amount, and send the Payee Party proof of such payment within [***] following that payment.

(b)Tax Actions.  Notwithstanding anything to the contrary in this Agreement, in the event a Party (i) undertakes a Redomiciliation or (ii) assigns, delegates or otherwise transfers this Agreement or all or any portion of its rights and obligations hereunder (including for sake of clarification the assignment or delegation of any payment obligations under this Agreement) to another Person (in each case of clause (i) and (ii), a “Tax Action”), and, as a result of such Tax Action the amount of Withholding Taxes required to be withheld under this Section 8.18 in respect of a payment to the other Party (the “Non-Acting Party”) is greater than the amount of such Withholding Taxes that would have been required to have been withheld absent such Tax Action, then any such amount payable to the Non-Acting Party shall be adjusted to take into account such Withholding Taxes as may be necessary so that, after making all required withholdings, the Non-Acting Party receives an amount equal to the sum it would have received had no such increased withholding been made.

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(c)Tax Forms.  On or prior to the date hereof (and thereafter, from time to time at the request of the other party), each Party shall deliver a properly completed and duly executed IRS Form W-9 certifying that it is not subject to U.S. backup withholding.

(d)VAT.  All amounts payable by Takeda pursuant to this Agreement shall be deemed to be exclusive of value added taxes, sales taxes and other similar taxes wherever chargeable (“VAT”).  If any such payment by Takeda constitutes the whole or any part of the consideration for a taxable or deemed taxable supply of goods or services for VAT purposes by Protagonist to Takeda, Takeda shall increase that payment by an amount equal to the VAT which is chargeable and required to be accounted for by Protagonist in respect of the taxable or deemed taxable supply in question, provided that Protagonist shall have delivered a valid VAT invoice in respect of such VAT to Takeda.

ARTICLE IX
INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

9.1Ownership.

(a)Inventorship.

(i)The determination of whether inventions and discoveries (including Know-How) are conceived, discovered, developed, or otherwise made by a Party for the purpose of allocating ownership of Intellectual Property rights therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurs.

(ii)Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the America Invents Act Joint Research Agreement exception codified at 35 U.S.C. § 102(c) (the “JRA Exception”) when exercising its rights under this Agreement only with prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).  In the event that a Party intends to invoke the JRA Exception, once agreed to by the other Party if required by the preceding sentence, it will notify the other Party and the other Party will cooperate and coordinate its activities with such Party with respect to any filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined 35 U.S.C. § 100(h).

(b)Ownership of Background IP.

(i)Protagonist Background IP.  As between the Parties, Protagonist owns, and will own and retain, all right, title and interest in and to all Licensed Technology existing as of the Execution Date, and any Intellectual Property that is generated or acquired by Protagonist outside of the scope of this Agreement (“Protagonist Background IP”).

(ii)Takeda Background IP.  As between the Parties, Takeda owns, and will own and retain, all right, title and interest in and to all Intellectual Property that is owned

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or Controlled by Takeda as of the Execution Date and any Intellectual Property generated or acquired outside the scope of this Agreement (“Takeda Background IP”).

(c)Ownership of Arising IP.  Except as otherwise expressly provided in this Agreement, as between the Parties, (i) Protagonist shall own and retain all right, title, and interest in and to the Arising Protagonist IP, and (ii) Takeda shall own and retain all right, title, and interest in and to the Arising Takeda IP.

(d)Ownership of Joint IP.  As between the Parties, the Parties shall each own an equal, undivided joint ownership interest in any and all (i) Know-How that is conceived, discovered, developed or otherwise made jointly by or on behalf of Protagonist, its Affiliates, Sublicensees or Subcontractors, on the one hand, and Takeda, its Affiliates, Sublicensees or Subcontractors, on the other hand, under or in connection with this Agreement, whether or not patented or patentable (the “Joint Know-How”), and (ii) Patents claiming the Joint Know-How (the “Joint Patents”, and together with Joint Know-How, the “Joint IP”).  Each Party may exercise its ownership rights in and to such Joint IP, including the right to license and sublicense or otherwise to exploit through multiple tiers, transfer or encumber its ownership interest, without any duty of accounting or other obligation to, or consent required from (where consent is required by Applicable Law, such consent is deemed hereby granted), the other Party, but subject to the licenses and other rights granted to the other Party under this Agreement, Section 0, and the other terms and conditions of this Agreement.  Each Party will grant and hereby does grant to the other Party all further permissions, consents, and waivers with respect to, and all licenses under, the Joint IP, throughout the world, necessary to provide the other Party, subject to the licenses and other rights granted to the other Party under this Agreement, Section 2.7, and the terms and conditions set forth in this Agreement, with full rights of use and Exploitation of the Joint IP.

(e)Assignment Obligation.  Each Party shall cause all of its Affiliates and all Persons (a) who perform activities for such Party under this Agreement or (b) who conceive, discover, develop or otherwise make any Know-How by or on behalf of such Party or its Affiliates or its or their Sublicensees or Subcontractors to be under an obligation to assign (or, if such Party is unable to cause such Person to agree to such assignment obligation despite such Party’s using commercially reasonable efforts to negotiate such assignment obligation, provide an exclusive license under) the Intellectual Property rights arising from such activities or rights in any such Know-How resulting therefrom to such Party to the extent such Party would have an obligation under this Agreement to grant rights to such Know-How or rights to such Intellectual Property to the other Party if such Know-How or Intellectual Property rights were Controlled by such Party, except where Applicable Law requires otherwise (in which case a suitable license, or right to obtain such a license, shall be obtained).

9.2Disclosure of Inventions.  No later than [***] after the applicable Party’s intellectual property department receives notice of such development or conception, (a) Protagonist will promptly disclose in writing to Takeda any Arising Know-How conceived, discovered, developed or otherwise made by or on behalf of Protagonist or its Affiliates, Sublicensees or Subcontractor (or their employees or agents) during the Term, and (b) Takeda will promptly disclose in writing to Protagonist any Arising Know-How conceived, discovered, developed or otherwise made by or on behalf of Takeda or its Affiliates, Sublicensees or Subcontractor (or their employees or agents) during the Term.

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9.3Payments to Inventors.  Each Party will be solely responsible for any and all payments to inventors in relation to any Arising Know-How, any Patents claiming Arising Know-How and Joint IP, whether the rights, title, and interests in and to the Arising Know-How, Patents claiming Arising Know-How, and Joint IP are owned by such Party directly upon creation (if applicable and permitted under Applicable Law), or assigned to such Party by inventors with an obligation to assign, or who do assign.

9.4Control of Intellectual Property.  Neither Party shall enter into or amend any agreement with a Third Party, or include in any such agreement or amendment any restrictive provisions, with the effect of limiting its Control of, or to not Control, any Know-How, Patent or other Intellectual Property right or Regulatory Documentation that would be subject to the license grants in Sections 2.1 (with respect to Protagonist), Section 2.2 (with respect to Takeda) and Section 12.11(d) (with respect to Protagonist).

9.5Joint IP Committee.

(a)Formation.  As promptly as practicable after the Effective Date, but in no event later than [***] after the Effective Date, the Parties shall establish a joint intellectual property committee (the “JIPC”) to oversee activities of the Parties under this Agreement related to the prosecution, maintenance, enforcement and defense of Patent Rights and other Intellectual Property rights.  The JIPC shall be comprised of [***] from each Party.  All JIPC representatives shall be employees of such Party and have appropriate expertise, decision making authority and ongoing familiarity with the activities performed under this Agreement, and each Party’s JIPC representatives collectively will have relevant expertise in intellectual property portfolio management and licensing matters.  The JIPC may change its size from time to time by agreement of the Parties at the JSC, provided that [***].  Each Party may replace any or all its representatives on the JIPC with individual(s) of appropriate credentials, experience, knowledge and authority at any time upon written notice to the other Party.  Additional representatives or consultants may, from time to time, by mutual consent of the Parties, be invited to attend JIPC meetings in a non-voting capacity, subject to such representatives’ and consultants’ (or the representative’s or consultant’s employer) undertaking confidentiality obligations in a written agreement no less stringent than the requirements of Article X.

(b)Meetings.  The JIPC shall meet as frequently as necessary to carry out its duties under Section 9.5(c), but no more often than once per [***], unless otherwise agreed by its members.  The JIPC shall meet in person at locations alternately selected by Takeda and by Protagonist or at any other location agreed by the members or, alternatively, by means of teleconference, videoconference, or other similar communications equipment.  Meetings of the JIPC shall be effective only if a quorum is present, which quorum will require the presence of at least one (1) representative of each Party.  Each Party will bear the expense of its respective JIPC members’ participation in JIPC meetings.

(c)JIPC Responsibilities.  The JIPC will have the following responsibilities:

(i)within [***] of the Effective Date, selecting the IP Expert;

(ii)establishing and approving for Takeda’s implementation the strategy for preparing, filing, prosecuting and maintaining Licensed Patents (including Arising

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Protagonist Patents and Joint Patents) Covering the Exploitation of a specific Licensed Product in the U.S. (the “US Patent Strategy”), unless Protagonist has exercised an Opt-Out Right with respect to such Licensed Product;

(iii)establishing and approving for Takeda’s implementation the strategy for abating a Third Party Product Infringement in the U.S. (the “US Enforcement Strategy”), unless Protagonist has exercised an Opt-Out Right with respect to the Licensed Product that is the subject of such Third Party Product Infringement;

(iv)without limiting Section 9.5(c)(i) or Section 9.5(c)(iii), facilitating communication, exchange of documents, and coordination between the Parties to enable the lead Party, in accordance with the applicable Section of this Article IX, to conduct the preparation, filing, prosecution, maintenance, enforcement and defense of the Licensed Patents, Arising Protagonist Patents, Arising Takeda Patents and Joint Patents, and the non-lead Party’s rights of review and comment, and, if applicable, step-in to assume such activities from such lead Party;

(v)serving as a forum for the Parties to discuss strategy for and actions to be taken with respect to, without limiting 9.5(c)(iii), any Third Party Product Infringement and Third Party Infringement Claims;

(vi)discussing the strategy for listing patents in the Orange Book maintained by the FDA or similar or equivalent patent listing or linking source, if any, in other countries in the Territory for the Licensed Products, as described in Section 9.11;

(vii)discuss strategy with respect to patent term extensions as described in Section 9.10; and

(viii)approving and otherwise providing input regarding any other matters that the Parties agree in writing will be the responsibility of the JIPC.

(d)Decision Making.  The JIPC will take action by consensus of the representatives present at a meeting of the JIPC at which a quorum exists, or by a written resolution signed by at least one (1) representative appointed by each Party, in each case, with each Party having a single vote irrespective of the number of representatives of such Party in attendance.  If the JIPC cannot reach unanimous agreement on a matter that comes before it within [***] of the meeting where such issue was raised and over which the JIPC has oversight, then Takeda will have final decision-making authority with respect to such matter; [***], such dispute will be submitted to the IP Expert for resolution, with each Party submitting in writing to the IP Expert its explanation for the basis for such Party’s position on the disputed matter, and the IP Expert rendering a decision on such matter within [***] after such IP Expert’s receipt of the last such written submissions by the Parties, which decision will be final and binding on the Parties.

9.6Prosecution and Maintenance of Patent Rights.

(a)Licensed Patents, Joint Patents, Arising Takeda Patents and Arising Protagonist Patents.

(i)Takeda shall have the right, but not the obligation, to prepare, file, prosecute, and maintain (including any interferences, reissue proceedings, reexaminations, patent

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term extensions, applications for supplementary protection certificates, oppositions, invalidation proceedings, and defense of validity or enforceability challenges) the Licensed Patents, Joint Patents, Arising Takeda Patents and Arising Protagonist Patents worldwide using counsel of Takeda’s choosing, and, subject to Section 9.12, Takeda shall bear all Patent Costs incurred by Takeda in performing such activities, provided that the foregoing activities with respect to any such Patent Rights in the U.S. will be undertaken in accordance with the US Patent Strategy unless Protagonist has exercised an Opt-Out Right with respect to the Licensed Product Covered by any such Patent Rights.  If requested by Takeda, Protagonist shall sign, or shall use reasonable efforts to have signed, all legal documents as are reasonably necessary for Takeda to implement the foregoing activities, and Protagonist shall otherwise reasonably cooperate with Takeda in such respect.  Takeda shall keep Protagonist fully informed of all material steps with regard to the preparation, filing, prosecution, and maintenance, and, if any, defense, of Licensed Patents, Joint Patents, Arising Takeda Patents, and Arising Protagonist Patents, including by providing Protagonist, via electronic mail or such other method as agreed by the Parties, with a copy of all material communications to and from any patent authority in the Territory regarding such Licensed Patents, Joint Patents, Arising Takeda Patents, and Arising Protagonist Patents, and all drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Protagonist to review and comment thereon.  Takeda shall consider in good faith the comments, requests and suggestions of Protagonist with respect to such Takeda drafts, and, without limiting the US Patent Strategy being implemented, with respect to strategies for filing, prosecuting, maintaining and defending the Licensed Patents, Joint Patents, Arising Takeda Patents, and Arising Protagonist Patents in the Territory.

(ii)In the event that Takeda decides not to prepare, file, prosecute, maintain, or defend a Licensed Patent, Joint Patent, Arising Takeda Patent, or Arising Protagonist Patent in a country or other jurisdiction in the Territory, Takeda shall provide reasonable prior written notice to Protagonist of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Licensed Patent, Joint Patent, Arising Takeda Patent, or Arising Protagonist Patent, as applicable, in such country or other jurisdiction), and Protagonist shall thereupon have the option, in its sole discretion, to assume the preparation, filing, prosecution, maintenance and defense of such Licensed Patent, Joint Patent, Arising Takeda Patent, or Arising Protagonist Patent, as applicable, in such country or other jurisdiction, using counsel of Protagonist’s choosing, and, subject to Section 9.12, Protagonist shall bear all Patent Costs incurred by Protagonist in performing the applicable assumed activities.  Upon Protagonist’s written exercise of such option, Protagonist shall assume the preparation, filing, prosecution, maintenance and defense of such specific Licensed Patent, Joint Patent, Arising Takeda Patent, or Arising Protagonist Patent in such country or other jurisdiction.  In such event, Takeda shall sign, or shall use reasonable efforts to have signed, all legal documents as are reasonably necessary for Protagonist to assume the responsibility and control for such activities for such specific Patent Right in such country or other jurisdiction, and Takeda shall otherwise reasonably cooperate with Protagonist in such country or other jurisdiction as provided under Section 9.7.  After exercising its option in accordance with this Section 9.6(a)(ii), Protagonist shall keep Takeda fully informed of all material steps with regard to the preparation, filing, prosecution, maintenance and, if any, defense of any such assumed Licensed Patent, Joint Patent, Arising Takeda Patent or Arising Protagonist Patent, as applicable, in such country or other jurisdiction, including by providing Takeda, via electronic mail or such other method as agreed by the Parties, with a copy of material communications to and from any patent authority in the

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Territory regarding any such assumed Licensed Patents Joint Patent, Arising Takeda Patent or Arising Protagonist Patent, as applicable, in such country or other jurisdiction, and all drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Takeda to review and comment thereon.  Protagonist shall consider in good faith the comments, requests and suggestions of Takeda with respect to such Protagonist drafts and, without limiting the US Patent Strategy being implemented, with respect to strategies for filing, prosecuting, maintain and defending any such assumed Licensed Patents, Joint Patents, Arising Takeda Patents, or Arising Protagonist Patents, as applicable, in the Territory.

9.7Cooperation.  Each Party hereby agrees:  (a) to cooperate, and to cause any of its Affiliates to cooperate, with the other Party to effectuate and perfect the ownership of Arising Know-How, Arising Takeda Patents, Arising Protagonist Patents, and Joint IP contemplated by this Agreement, including by promptly executing and recording assignments and other documents consistent with the ownership set forth in this Agreement; (b) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (c) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (d) to cooperate, if necessary, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under this Agreement; and (e) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

9.8Third Party Infringement.

(a)Notices.  Each Party shall notify the other within [***] of becoming aware of any known or threatened (i) infringement by a Third Party of any Arising Protagonist Patent, Arising Takeda Patent, Joint Patent or other Licensed Patent, or (ii) unauthorized use or misappropriation of any Licensed Know-How, Arising Know-How or Joint Know-How by a Third Party, in each case ((a) and (b)), in the Territory by a product that is competitive to a Licensed Product (each, a “Third Party Product Infringement”), and shall provide the other Party with all available evidence of such Third Party Product Infringement in such Party’s possession.

(b)Rights to Enforce.  As between the Parties, Takeda shall have the first right, but not the obligation, to bring any Action and otherwise control enforcement against any Third Party Product Infringement (including the settlement thereof), provided that any such Action or enforcement involving a Third Party Product Infringement and a Licensed Product in the U.S. will be undertaken in accordance with the US Enforcement Strategy unless Protagonist has exercised an Opt-Out Right with respect to such Licensed Product.  If Takeda (i) elects to not bring an Action against any Third Party Product Infringement (in which case Takeda shall promptly inform Protagonist in writing) or (ii) otherwise fails to bring such Action against such Third Party Product Infringement within [***] after first becoming aware of such Third Party Product Infringement or [***] prior to the deadline for filing, or filing the applicable response to (as applicable), such Action (including suits, actions or proceedings based on a Third Party’s filing of a Paragraph IV Certification under 21 C.F.R. § 314.94(a)(12)(i)(A)(4)), whichever is earlier, then (unless Takeda elects to not bring such Action, or otherwise fails to bring such Action, for any IP Strategic Reason), as between the Parties, Protagonist shall have the right, but not the obligation,

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to bring and control any Action in connection with such Third Party Product Infringement, as it reasonably determines appropriate.

(c)Procedures; Cooperation.  The enforcing Party having the right to initiate (whether through a first right or step-in or back-up right) an Action under Section 9.8(b) shall have the sole and exclusive right to select counsel for any such Action and, subject to Section 9.12, shall pay all expenses of such Action, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable out-of-pocket expense in rendering assistance requested by such enforcing Party.  The enforcing Party shall (i) keep the non-enforcing Party reasonably informed with respect to any Action under Section 9.8(b), including by providing the non-enforcing Party copies of relevant documents, (ii) without limitation of the US Enforcement Strategy where Takeda is such enforcing Party and such Action involves a Third Party Product Infringement and a Licensed Product in the U.S. with respect to which Protagonist has not exercised an Opt-Out Right with respect to such Licensed Product, consulting with the non-enforcing Party regarding the contemplated course of action, and considering the non-enforcing Party’s comments in good faith, and (iii) subject to Section 9.8(d), give the non-enforcing Party timely notice of any proposed settlement of any such legal action.  The non-enforcing Party will cooperate with the enforcing Party with respect to any such Action, at the enforcing Party’s expense.  If (i) required under Applicable Law in order for the enforcing Party to initiate or maintain such Action, (ii) either Party is unable to initiate or prosecute such Action solely in its own name, or (iii) it is otherwise advisable to obtain an effective legal remedy, then in each such case, the non-enforcing Party shall join as a party to such Action and will execute and cause its Affiliates to execute all documents, and take all actions, reasonably necessary for the enforcing Party to initiate and maintain such Action.  The non-enforcing Party shall have the right to participate and be represented in any such Action under Section 9.8(b) by its own counsel at its own expense.

(d)Settlement.  The enforcing Party shall not compromise, settle, or stipulate to any facts or make any admission with respect to any Action under Section 9.8(b) in a way that could reasonably be expected to (i) adversely affect the validity, enforceability, or scope, or admit non-infringement, of any Patent Rights that are Controlled by the non-enforcing Party, (ii) give rise to or result in an admission of liability on the part of the non-enforcing Party or its Affiliates, (iii) grant to a Third Party a license or covenant not to sue under or with respect to any Patent Rights or Know-How (including Arising Know-How) Controlled by the non-enforcing Party or its Affiliates (other than as expressly provided for in this Agreement with respect to the enforcing Party’s right to sublicense such Patent Rights or Know-How), or (iv) otherwise impair the non-enforcing Party’s or its Affiliates’ rights in, to, or under any such Patent Rights or Know-How or the non-enforcing Party’s or its Affiliates’ rights under this Agreement, in each case ((i)-(iv)), without the non-enforcing Party’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed.

(e)Allocation of Recoveries.  If either Party recovers monetary damages from any Third Party in an Action pursuant to Section 9.8(b) or any royalties from a license agreement with a Third Party related to any alleged Third Party Product Infringement in the Territory, whether or not such damages or royalties result from the infringement of any Arising Protagonist Patent, Arising Takeda Patent, Joint Patent or other Licensed Patent, or unauthorized use or misappropriation of any Licensed Know-How, Arising Know-How or Joint Know-How, then such recovery will be allocated first to the reimbursement of any expenses incurred by each Party in such Action, and any balance of any such recovery will be split as follows:  (i) if Takeda

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brings the Action, (A) if no Opt-Out Right has been exercised by Protagonist, (1) treated as Net Revenues to the extent relating to Licensed Products in the U.S. or (2) treated as Net Sales and shared with Protagonist as royalties pursuant to Section 8.6(a) to the extent related to Licensed Products in the Ex-U.S. Territory, or (B) if an Opt-Out has been exercised by Protagonist, as Net Sales and shared with Protagonist as royalties pursuant to Section 8.6(b) to the extent relating to Licensed Products in the Territory; or (ii) if Protagonist brings the action, then [***] percent ([***]%) will be retained by Protagonist and [***] percent ([***]%) will be paid to Takeda.

(f)Other Infringement.  Except for Third Party Product Infringement as set forth above in this Section 9.8, each Party will have the exclusive right to enforce its own owned Patent Rights against any infringement anywhere in the world.

9.9Third Party Infringement Claims.  If any Licensed Product used or sold by Takeda, its Affiliates or Sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of Intellectual Property rights in a jurisdiction within the Territory (a “Third Party Infringement Claim”), Takeda will promptly notify Protagonist, and the Parties, through the JIPC, will promptly meet to consider the claim or assertion and the appropriate course of action and may, if appropriate, agree on and enter into a “common interest agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute.  Absent any agreement to the contrary, and subject to claims for indemnification under Article XIII, (a) Takeda shall have the first right, but not the obligation, to defend any Third Party Infringement Claim involving a Licensed Product and (b) each Party will defend itself from any other Third Party Infringement Claim, in each case (a) and (b), at its own cost and expense (subject to Section 9.12); provided, however, that the provisions of Section 9.9 will govern the right of a Party to assert a counterclaim of infringement of any Arising Protagonist Patent, Arising Takeda Patent, Joint Patent or other Licensed Patent.

9.10Patent Extensions.  Takeda will have the right to elect and file for patent term restoration or extension, supplemental protection certificate, or any of their equivalents with respect to any Arising Protagonist Patent, Arising Takeda Patent, Joint Patent or other Licensed Patent Covering any Licensed Product in the Territory.  The Parties agree to cooperate, and, through the JIPC, Takeda will solicit and take Protagonist’s reasonable input into account in determining whether to obtain such patent term restoration, extension, supplemental protection certificate, or equivalent for any other pharmaceutical or biopharmaceutical product.  Upon the request by Takeda, and at Takeda’s cost and expense, Protagonist will reasonably cooperate in the implementation of Takeda’s decisions made in a consistent manner with this Section 9.10 involving any Arising Protagonist Patent, Joint Patent or other Licensed Patent.  In the event Takeda elects not to file for such patent term restoration or extension, supplemental protection certificate, or any of their equivalents for an Arising Protagonist Patent, Joint Patent or other Licensed Patent Covering any Licensed Product in the Territory, Takeda will notify Protagonist sufficiently in advance of the deadline by which such applicable right must be filed on a country-by-country basis, and thereafter Protagonist, at its sole cost and expense, will have the right (but not the obligation) to file for such patent term restoration or extension, supplemental protection certificate, or any of their equivalents for, as applicable, such Arising Protagonist Patent, Joint Patent or other Licensed Patent.  Takeda will use reasonable efforts to provide all legal or regulatory documents as are reasonably necessary for Protagonist to assume responsibility to file for such patent term restoration or extension, supplemental protection certificate, or any of their equivalents for, as applicable, such Arising Protagonist Patent, Joint Patent or other Licensed Patent.

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9.11Orange Book Listings.  As between the Parties, Takeda will have the sole right to make any filing with respect to any Arising Protagonist Patent, Arising Takeda Patent, Joint Patent or other Licensed Patent in connection with the Orange Book maintained by the FDA or similar or equivalent patent listing or linking requirement, if any, in other countries in the Territory for a Licensed Product.  Without limiting the foregoing, Takeda, through the JIPC, will reasonably consult with Protagonist regarding the strategy for such filings.  Protagonist will provide reasonable assistance to Takeda in connection with any such filing at Takeda’s cost and expense.

9.12Patent Costs Sharing.  Notwithstanding any provision to the contrary in this Article IX, the Patent Costs incurred by the Parties for (a) the preparation, filing, prosecution, maintenance and defense of any Patent Right within the Arising Protagonist Patents, Arising Takeda Patents Covering any Licensed Product, Joint Patents or other Licensed Patents, (b) any Action to abate any Third Party Product Infringement, (c) any defense against any Third Party Infringement Claim, and (d) the costs for patent term restoration or extension, supplemental protection certificate, or any of their equivalents for any Patent Right within the Arising Protagonist Patents, Arising Takeda Patents Covering any Licensed Product, Joint Patents or other Licensed Patents, in each case (a), (b), (c) and (d), (i) with respect to a Licensed Product in the U.S. for which Protagonist has not exercised an Opt-Out Right, will be shared [***] by the Parties, as Shared Development Costs or Shared Commercialization Costs, as applicable, and (ii) (A) with respect to a Licensed Product in the U.S. for which Protagonist has exercised an Opt-Out Right or (B) with respect to a Licensed Product in the Ex-U.S. Territory, will be borne solely by Takeda.

9.13Third Party Rights.  Notwithstanding the foregoing provisions of this Article IX, each Party’s rights and obligations with respect to any Patent under this Article IX will be subject to the Third Party rights and obligations (including under any in-license of a Patent applicable to such Party’s licensed intellectual property rights hereunder) set forth in Schedule 9.13.

9.14Trademarks.  Takeda and its Related Parties shall have the sole right to use any trademark that Takeda Controls for the Licensed Products in the Territory at their respective sole discretion.  Takeda may, at its sole discretion, develop one or more Product Trademarks for use by Takeda and its Related Parties in the Territory to Commercialize the Licensed Products which have received Regulatory Approval in the Field in the Territory.  Takeda (or its Related Parties, as appropriate) shall own all rights to such Product Trademarks and all goodwill associated therewith throughout the Territory and the rights to any internet domain names incorporating the applicable Product Trademarks or any variation or part of such Product Trademarks used as its URL address or any part of such address.  Each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.  For the avoidance of doubt, neither Party shall have any right to use the other Party’s or the other Party’s Affiliates’ corporate names or logos in connection with Commercialization of the Licensed Products anywhere in the Territory without the prior written consent of the other Party.

ARTICLE X
CONFIDENTIAL INFORMATION

10.1Product Information.  Protagonist recognizes that by reason of Takeda’s status as a co-exclusive and exclusive licensee pursuant to the grants under Section 2.1, Takeda has an interest in Protagonist maintaining the confidentiality of certain information of Protagonist.  Accordingly, during the Term, Protagonist shall, and shall cause its Affiliates and its and their

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respective officers, directors, employees, and agents to, keep confidential, and not publish or otherwise disclose, and not use directly or indirectly for any purpose other than to fulfill Protagonist’s obligations hereunder any Licensed Know-How that is specific or directly related to any Licensed Compounds or Licensed Products, or the Exploitation of any of the foregoing (the “Product Information”); except to the extent (a) the Product Information is in the public domain through no fault of Protagonist, its Affiliates or any of its or their respective officers, directors, employees, or agents; (b) such disclosure or use is expressly permitted under this Article X, or (c) such disclosure or use is otherwise expressly permitted by the terms of this Agreement.  For purposes of Section 10.2(b) and Section 10.2(c), each Party shall be deemed to be the Disclosing Party with respect to Product Information under Section 10.2(b) or Section 10.2(c).  For clarity, at all times during the Term, the Joint Know-How will be Confidential Information of both Parties and both Parties will be deemed to be the Disclosing Party with respect thereto for purposes of this Article X.

10.2Nondisclosure Obligation.

(a)Nondisclosure Obligation.  At all times during the Term and for a period of [***] following termination or expiration of this Agreement in its entirety, all Confidential Information disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) hereunder shall be maintained in confidence by the Receiving Party and shall not be published or otherwise disclosed to a Third Party or used for any purpose except as expressly set forth herein without the prior written consent of the Disclosing Party; provided that the confidentiality obligations with respect to any Confidential Information that the Disclosing Party identifies as a trade secret shall extend until such Confidential Information is no longer a trade secret under Applicable Law.  Each Party may use the other Party’s Confidential Information solely to the extent required to perform its obligations or exercise any rights under this Agreement.  The confidentiality and non-use provisions of this Article X shall not apply to the extent that such Confidential Information:

(i)is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records;

(ii)is in the public domain or publicly known by use or publication before its receipt from the Disclosing Party, or thereafter enters the public domain or becomes publicly known through no fault of the Receiving Party;

(iii)is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(iv)is developed by the Receiving Party independently of Confidential Information received from the Disclosing Party (including any Joint Patents), as documented by the Receiving Party’s business records.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the

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possession of the Receiving Party.  Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

(b)Permitted Disclosures.  Notwithstanding the obligations of confidentiality and non-use set forth in Section 10.2(a) and Section 10.3, the Receiving Party may disclose Confidential Information disclosed to it, and disclose the existence and terms of this Agreement, in each case, as may be reasonably required in order to perform its obligations or to exercise its rights under this Agreement, and to the extent such disclosure is to:  (i) its Affiliates, Sublicensees, Subcontractors or licensees, and their employees, directors, agents, consultants or advisors who have a need to know such Confidential Information for the performance of its obligations (or for such entities to determine their interest in performing such activities) in accordance with this Agreement, in each case who are obligated to keep such Confidential Information confidential on terms no less stringent than those in this Article X; (ii) Regulatory Authorities in order to obtain and maintain Patent Rights and Regulatory Approvals in accordance with this Agreement, or otherwise perform its obligations or exploit its rights under this Agreement, provided that reasonable measures will be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law; (iii) prosecute or defend litigation, including by responding to a subpoena in a Third Party litigation, and to enforce Patent Rights; (iv) subject to Section 10.2(c), the extent required by a court, administrative order or Applicable Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; and (v) any bona fide actual or prospective underwriters, investors, lenders, other financing sources, acquirers, licensors, permitted Sublicensees, collaborators or strategic partners, and to employees, directors, agents, consultants or advisors of such Third Party, provided that any such entity or individual receiving Confidential Information has a need to know such information and is obligated to keep such Confidential Information confidential on terms no less stringent than those in this Article X (but which can be of a shorter duration (in any event, no less than [***] from the date of disclosure) where customary for confidentiality agreements entered into for a similar purpose).

(c)If a Receiving Party is required by Applicable Law (including regulations promulgated by securities exchanges or listing entities) to disclose Confidential Information of the Disclosing Party pursuant to Sections 10.2(b)(i), 10.2(b)(iii) or 10.2(b)(iv), such Party shall, to the extent permitted by Applicable Law, promptly inform the Disclosing Party of the disclosure that is being sought in order to provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations and the Receiving Party shall endeavor in good faith, at the Disclosing Party’s expense, to secure confidential treatment of such Confidential Information or reasonably assist the Disclosing Party in seeking a protective order or other confidential treatment.  Confidential Information that is required to be disclosed by Applicable Law shall remain otherwise subject to the confidentiality and non-use provisions of this Article X.  If either Party concludes that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, at least [***] in advance of any such filing, such Party will provide the other Party with a copy of this Agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, will provide the other Party with a reasonable opportunity to comment on any such proposed

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redactions and to suggest additional redactions, and will take such Party’s reasonable and timely comments into consideration before so filing this Agreement.

10.3Publication and Publicity.

(a)Publication.  Takeda will have the sole right (without Protagonist’s consent) to make Publications with respect to the Licensed Products, provided that no Publication shall include any Confidential Information of Protagonist without its prior written consent.  Takeda will provide Protagonist the opportunity to review any proposed Publication at least [***] prior to the earlier of its intended submission for publication or presentation, and Takeda will consider in good faith any reasonable and timely comments submitted by Protagonist.  Further, Protagonist will have the right to request (i) modifications to any Publication to remove Confidential Information of Protagonist, or (ii) a reasonable delay in the submission for publication or presentation of any Publication in order to protect patentable information, in which case Takeda will delay such submission for a period of [***] (or such other period as may be mutually agreed by the Parties in writing) to enable Protagonist to file a Patent protecting Protagonist’s rights in such information.  Takeda subsequently will provide Protagonist a copy of each Publication at the time of its submission.  Without limiting the foregoing, Takeda will acknowledge the contributions of Protagonist and the employees of Protagonist, in all Publications, as scientifically appropriate.  Protagonist shall not make, or allow to be made, any Publication with respect to the Licensed Products, [***], any such Publication by Protagonist shall include both Parties’ names, unless Takeda specifically instructs Protagonist to not include Takeda’s name.  Any Publication by either Party pursuant to this Section 10.3(a) shall be issued by such Party in compliance with GPP.

(b)Use of Name.  Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any Publication, press release, Promotional Material or other form of publicity without the prior written approval of such other Party in each instance.  The restrictions imposed by this Section 10.3(b) shall not prohibit either Party from making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law; provided, that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable so as to provide a reasonable opportunity to comment thereon.

(c)Publicity; Press Releases.

(i)The Parties have agreed upon the content of a joint press release which shall be issued substantially in the form attached hereto as Schedule 10.3(c)(i), the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement.

(ii)Notwithstanding the foregoing, Takeda will have the right to issue a press release or public announcement or other public disclosure relating to the Development, Commercialization or Scientific Exchange Activities with respect to any Licensed Product  (including with respect to regulatory matters), provided that (A) [***], (B) such press release or public announcement or other public disclosure shall be subject to the provisions of Article X with respect to Protagonist’s Confidential Information, and (C) Takeda shall not use the name of Protagonist (or insignia, or any contraction, abbreviation or adaptation thereof) without

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Protagonist’s prior written approval (such approval not to be unreasonably withheld, conditioned, or delayed).

(iii)During the Term, Protagonist shall only issue press releases or other public disclosure related to the activities contemplated by this Agreement that (A) consist of factual statements disclosing receipt of any Regulatory Approval of any Licensed Product, (B) consist of factual statements disclosing the payment or receipt of any milestone payments or royalties (but not including the royalty rates) under this Agreement with respect to any Licensed Products, (C) disclose information that has already been made public through a press release, publication or other public statement by Takeda or any of its Affiliates or Sublicensees and such information remains true, correct and current, (D) in the opinion of Protagonist’s counsel, are required to comply with Applicable Laws (including securities laws) and its Applicable Accounting Standards, or (E) have been approved by Takeda [***].  In the circumstances set forth in clause (E), Protagonist shall provide Takeda with a draft of its contemplated press release or other public disclosure at least [***] prior to its intended publication for Takeda’s review.  During such period, Takeda shall (1) approve the draft press release and permit Protagonist to issue the press release or other public disclosure, (2) contact Protagonist to discuss modifications to the draft press release or other public disclosure, or (3) contact Protagonist and disapprove the press release or other public disclosure.  If Takeda asks for modifications of a press release or other public disclosure that Protagonist desires to issue under clause (E), then Protagonist shall either make such modifications or work with Takeda to arrive at a press release or other public disclosure that Takeda approves.

10.4Return of Confidential Information.  Upon the effective date of the expiration or termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information to which such other Party does not retain rights under the surviving provisions of this Agreement:  (a) promptly destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided, however, the other Party shall be permitted to retain one copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder or for archival purposes.  Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such other Party’s archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.  The confidentiality and non-use provisions set forth in this Article X shall survive expiration or termination of this Agreement.

ARTICLE XI
REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1Mutual Representations and Warranties.  Each Party represents and warrants to the other Party that, as of the Execution Date:

(a)Representations of Authority.  It is duly organized and validly existing under the Applicable Laws of its jurisdiction of incorporation or formation, and has full corporate right, power and authority to enter into this Agreement and to perform its obligations under this Agreement.

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(b)Consents.  Except for any filings that may be required pursuant to Section 12.1(a), all necessary consents, approvals and authorizations of all Regulatory Authorities and other Persons required to be obtained by it as of the Execution Date in connection with the execution, delivery and performance of this Agreement have been obtained.

(c)No Conflict.  The execution and delivery of this Agreement and the performance of its obligations hereunder (i) do not violate or conflict with the provisions of its certificate of incorporation or by-laws, (ii) do not conflict with or violate any requirement of Applicable Law effective as of the Execution Date, and (iii) do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of it or any of its Affiliates existing or known as of the Execution Date.

(d)Authorization and Binding Nature.  The execution, delivery and performance of this Agreement and the performance of all obligations hereunder have been duly authorized by all requisite corporate action on the part of such Party.  This Agreement constitutes the valid and legally binding obligations of such Party, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Applicable Laws of general application affecting the enforcement of creditors’ rights generally and Applicable Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e)No Misstatements or Omissions.  The representations and warranties of such Party in this Agreement, and, to Protagonist’s Knowledge, the information, documents and materials furnished to the other Party in response to such Party’s written requests for due diligence information prior to the Effective Date, do not, taken as a whole, (i) contain any untrue statement of a material fact, or (ii) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

(f)No Debarment.  Neither Party nor any of its employees nor agents contemplated to perform activities hereunder, has ever been, is currently, or is the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual.  If, during the Term, a Party, or any of its employees or agents performing activities hereunder, becomes or is the subject of a proceeding that could lead to a Person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, such Party shall immediately notify the other Party, and such other Party shall have the option, at its sole discretion, to prohibit such Person from performing work under this Agreement.  For purposes of this provision, the following definitions shall apply:

(i)A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a Person that has an approved or pending drug or biological product application.

(ii)A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.

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(iii)An “Excluded Individual” or “Excluded Entity” is (A) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (B) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

(iv)A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

11.2Representations and Warranties of Protagonist.  Protagonist represents and warrants to Takeda that, as of the Execution Date:

(a)All Licensed Patents existing as of the Execution Date are listed on Schedule 11.2(a) (the “Existing Patents”).  All Existing Patents existing as of the Execution Date are subsisting and are not, to Protagonist’s Knowledge, invalid or unenforceable, in whole or in part, are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, and have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment.  The Existing Patents and the Licensed Know-How existing as of the Execution Date represent all Patent Rights and Know-How within Protagonist’s or its Affiliates’ ownership or Control that are necessary or reasonably useful for the Development, Manufacture or Commercialization, each as contemplated by the Joint Global Development Plan and Joint Commercialization Plan as attached to this Agreement as of the Execution Date, of the Licensed Compounds and the Licensed Products (for each, as such compound or product, as applicable, exists as of the Execution Date).

(b)Protagonist is (a) the sole and exclusive owner of the entire right, title and interest in the Existing Patents listed on Schedule 11.2(a), Part A (the “Owned Patents”) and the Licensed Know-How existing as of the Execution Date and (b) the sole and exclusive licensee of the Existing Patents listed on Schedule 11.2(a), Part B (the “In-Licensed Patents”) subject to a valid and enforceable in-license agreement as listed on Schedule 11.2(a), Part C (each, an “In-License Agreement”), in each case ((a) and (b)) free of any encumbrance, lien, or claim of ownership by any Third Party.  Protagonist has the right to grant to Takeda the licenses specified herein.  The In-License Agreements listed on Schedule 11.2(a), Part C are the only in-license agreements entered into by Protagonist as of the Execution Date in connection with the Exploitation of the Licensed Compounds or Licensed Products, and neither Protagonist nor the Third Party counterparty to any such In-License Agreement is in breach of such In-License Agreement.

(c)To Protagonist’s Knowledge, the Development and Commercialization, each as contemplated by the initial Joint Global Development Plan and Joint Commercialization Plan as attached to this Agreement as of the Execution Date of the Licensed Compounds and Licensed Products, each as such compound or product exists as of the Execution Date, does not violate, infringe, misappropriate or otherwise conflict or interfere with any intellectual property right of any Person.  To Protagonist’s Knowledge, no Person is infringing or threatening to infringe

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or misappropriating or threatening to misappropriate the Existing Patents or the Licensed Know-How.

(d)There is no (i) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal Action of any nature, civil, criminal, regulatory or otherwise, pending or, to Protagonist’s Knowledge, threatened against Protagonist or any of its Affiliates or (ii) judgment or settlement against or owed by Protagonist or any of its Affiliates, in each case ((i) and (ii)) involving the Licensed Technology.

(e)Protagonist does not Control as of the Execution Date any second generation injectable hepcidin mimetic compounds other than the compounds listed on Schedule 1.1.122.

(f)Each Person who has or has had any rights in or to any Owned Patents or any owned Licensed Know-How, has executed an agreement assigning, to the extent permitted by Applicable Law, its entire right, title, and interest in and to such Owned Patents and Licensed Know-How to Protagonist.  To Protagonist’s knowledge, no current officer, employee, agent, or consultant of Protagonist or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patent Rights or other intellectual property or proprietary information of Protagonist or such Affiliate.

(g)To the Knowledge of Protagonist, the Licensed Know-How existing as of the Execution Date has been kept confidential or has been disclosed to Third Parties only under the terms of confidentiality agreements.  To the Knowledge of Protagonist, no breach of such confidentiality agreements has been committed by the corresponding Third Party counterparty thereto.

(h)Protagonist has furnished or made available to Takeda (i) all information requested by Takeda in connection with its due diligence process, (ii) all material safety and efficacy data, and (iii) all material Regulatory Documentation, in each case ((i) through (iii)), concerning the Licensed Compounds in the form being Developed by Protagonist as of the Execution Date.  To Protagonist’s Knowledge, such information, data and Regulatory Documentation is accurate, complete and true in all material respects.

(i)Protagonist has generated, prepared, maintained and retained all Regulatory Documentation for the Licensed Compounds (as each exists as of the Execution Date) that is required to be maintained or retained (1) by the applicable Regulatory Authority or (2) by Applicable Law in all material respects, and, in each case, to Protagonist’s Knowledge, such information is true, complete and correct.

(j)Protagonist and its Affiliates have conducted, and, to Protagonist’s Knowledge, their respective contractors and consultants have conducted, prior to the Execution Date all Development of the Licensed Compounds (as each exists as of the Execution Date) in accordance with Applicable Law.

(k)Neither Protagonist nor any of its Affiliates, nor, to Protagonist’s Knowledge, any of its or their respective officers, employees, or agents has (i) made an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority,

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(ii) failed to disclose a known and material fact required to be disclosed to the FDA or any other Regulatory Authority, or (iii) committed an act, made a statement, or failed to make a statement that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed.  Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, in each case ((i), (ii) and (iii)), with respect to the Development conducted by or on behalf of Protagonist prior to the Execution Date of the Licensed Compounds (as each exists as of the Execution Date).

(l)Promptly following the Effective Date, and no later than [***] thereafter, Protagonist shall inform Takeda in writing if Protagonist or any of its Affiliates becomes aware that the representations and warranties made by Protagonist pursuant to Sections 11.1 and 11.2 as of the Execution Date are not true and correct in any material respects on and as of the Effective Date as though made on and as of the Effective Date, provided that any exceptions included in such writing will not be deemed a breach of Section 11.1 or Section 11.2, as applicable, by Protagonist or any of its Affiliates if such exception arose after the Execution Date.

11.3No Warranties.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY PATENT RIGHTS, KNOW-HOW, OTHER INTELLECTUAL PROPERTY, TECHNOLOGY, MATERIALS, COMPOUNDS, PRODUCTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.  EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF THE LICENSED COMPOUNDS OR THE LICENSED PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO THE LICENSED PRODUCTS WILL BE ACHIEVED.

11.4Additional Covenants.

(a)No Rusfertide Exploitation Post-Rusfertide Failure. From and after the date of the JSC meeting approving the occurrence of a Rusfertide Failure (or the date of the Expert’s approval thereof pursuant to Sections 3.6(c)(vii)(B) and 14.2(c)), neither [***], nor [***] shall have the right to [***].

(b)Protagonist In-License Agreement. From the Execution Date and during the Term, neither Protagonist nor any of its Affiliates shall (i) commit any acts or permit the occurrence of any omissions that would reasonably cause the breach by Protagonist or such Affiliate or termination by the Third Party counterparty thereto of any In-License Agreement, or (ii) amend or otherwise modify or permit to be amended or modified, any In-License Agreement in a manner that would adversely affect the licenses or other rights granted to Takeda with respect to the Licensed Patents under this Agreement.  During the Term, Protagonist shall promptly provide Takeda with notice of any alleged, threatened, or actual breach of any In-License Agreement of which Protagonist becomes aware. During the Term, Protagonist will furnish Takeda with copies

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of all material notices or other material communications received or sent by Protagonist or any of its Affiliates from or to the Third Party counterparty thereto under any In-License Agreement, including any alleged breach or default by Protagonist or any of its Affiliates thereof within [***] after receipt thereof.

(c)New Technology. With respect to any Third Party license agreements covering New Technology entered into by either Party in accordance with Section 2.10(b) (the “New Technology Agreements”), neither Party nor any of its Affiliates shall (i) commit any acts or permitting the occurrence of any omissions that would reasonably cause the breach by such Party or such Affiliate or termination by the Third Party counterparty thereto of any New Technology Agreement, or (ii) amend or otherwise modify or permit to be amended or modified, any New Technology Agreement in a manner that would adversely affect the licenses or other rights granted to the other Party and its Affiliates with respect to the corresponding New Technology under this Agreement (including in the case of Protagonist as such other Party under Section 12.11(d)). The Party entering into a New Technology Agreement shall promptly provide the other Party with notice of any alleged, threatened, or actual breach of any such New Technology Agreement of which such Party becomes aware, and will furnish the other Party with copies of all material notices or other material communications received or sent by such Party or any of its Affiliates from or to the Third Party counterparty thereto under such New Technology Agreement, including any alleged breach or default by such Party or any of its Affiliates thereof within [***] after receipt thereof.

(d)Compliance.

(i)Each Party and its Affiliates, Sublicensees and Subcontractors will conduct all activities under this Agreement, including the Development, Manufacture, performance of Scientific Exchange Activities and Commercialization of the Licensed Compounds and Licensed Products in the Territory, in accordance in all material respects with all Applicable Laws and industry standards.

(ii)Each Party shall (A) comply with all applicable data privacy laws, rules and regulations (including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (HIPAA) and the General Data Protection Regulation (Regulation (EU) 2016/679) (GDPR)), as any of the foregoing may be amended from time to time (“Data Protection Laws”) with respect to the collection, use, transfer, storage, destruction, aggregation or other use of subject health information or other Personal Data (as defined in the applicable Data Protection Laws, collectively, “Personal Data”) in connection with its activates or under or in connection with this Agreement, including the Development and Commercialization of any Licensed Compound or Licensed Product hereunder, (B) implement appropriate and reasonable security processes and controls in connection with its activities under or in connection with this Agreement so as to protect the security and privacy of Personal Data in accordance with Data Protection Laws, and (C) take such steps as necessary to comply with Data Protection Laws to permit such Party to disclose Personal Data to the other Party and to permit the other Party to use and disclose such Personal Data for its own purposes in accordance with this Agreement.

(iii)Each Party acknowledges that, under the provisions of the Physician Payment Sunshine Act (Section 1128G of the Social Security Act, 42 U.S.C. §1320a-7h), its implementing regulations, and other similar provisions of Applicable Law, such Party may

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be required to disclose certain payments and other transfers of value provided to health care professionals and institutions, including payments, reimbursements, materials or equipment made or provided under or in connection with this Agreement.  Each Party will provide the other Party with all reasonable information in its Control related to the activities hereunder necessary for the other Party to comply with such Applicable Laws in the form reasonably requested by the requesting Party and at such times as the requesting Party may reasonably request to satisfy its obligations.

(e)Conflicting Transactions.  From the Execution Date and during the Term, Protagonist will not, and will cause its Affiliates not to, enter into any agreement (or amend any agreement that Protagonist is a party to as of the Execution Date or the Effective Date, as applicable) granting any license or other right under any Licensed Technology that is inconsistent with this Agreement.  During the Term, Takeda will not, and will cause its Affiliates not to, enter into any agreement (or amend any agreement that Takeda is a party to as of the Execution Date or the Effective Date, as applicable) granting any license or other right under the Takeda Background IP, Arising Takeda IP and Takeda’s interest in the Joint IP, in each case, that is inconsistent with this Agreement.

(f)Anti-Corruption.  Each Party will:

(i)in connection with its activities under or in connection with this Agreement comply with all Applicable Laws relating to bribery and corruption including, the United States Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act 2010 and any other equivalent Applicable Laws in the Territory, in each case as may be amended from time to time ( the “Anti-Corruption Laws”), and each Party will require any Affiliates, contractors, subcontractors, distributors or other persons or entities that provide services to such Party in connection with this Agreement to comply with such Party’s obligations under this Section 11.4(f);

(ii)not, in the performance of this Agreement, directly or indirectly make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a public official or any other Third Party with the purpose of improperly influencing decisions related to the activities contemplated by this Agreement in a manner that would violate Anti-Corruption Laws;

(iii)no later than [***] following the end of each Calendar Year, verify in writing that to the best of its knowledge, there have been no violations of any Anti-Corruption Laws in the performance of this Agreement or provide details of any exception to the foregoing;

(iv)maintain records (financial and otherwise) and supporting documentation related to the subject matter of this Agreement in order to document or verify compliance with the provisions of this Section 11.4(f) and upon request of the other Party, up to [***] and upon reasonable advance notice, provide the other Party or its representative with access to such records for purposes of verifying compliance with the provisions of this Section 11.4(f); and

(v)have implemented and agrees to maintain and enforce a compliance and ethics program designed to prevent and detect violations of Applicable Law, including the FD&C Act (21 U.S.C. §301 et seq.), the Public Health Service Act (42 U.S.C. §201

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et seq.), the Anti-Kickback Statute (42 U.S.C. §1320-7b), Civil Monetary Penalty Statute (42 U.S.C. §1320a-7), the False Claims Act (31 U.S.C. §3729 et seq.) and the Anti-Corruption Laws, throughout its operations (including subsidiaries) engaged in the performance of activities on behalf of such Party contemplated by this Agreement and the operations of such Party’s contractors and subcontractors that have responsibility for products, payments or services provided under this Agreement.

The Alliance Managers will facilitate discussions and the sharing of information and experiences between the Parties’ respective compliance and ethics organizations.

ARTICLE XII
TERM AND TERMINATION

12.1Term.

(a)HSR and Other Governmental Filings.  The Parties shall each, as soon as practicable after the Execution Date, file or cause to be filed with the U.S. Federal Trade Commission and the U.S. Department of Justice and any relevant foreign governmental authority any notifications required to be filed under the HSR Act (the “HSR Filing”) or any similar applicable foreign law or regulation with respect to the transactions contemplated hereby; provided that the Parties shall each make the HSR Filing within ten (10) Business Days after the Execution Date and shall each file any notifications or filings required to be filed under similar applicable foreign laws and regulations as promptly as reasonably practicable.  The Parties shall use their commercially reasonable efforts to respond promptly to any requests for additional information made by such agencies.  Each Party is responsible for its own filing fees and for the costs and expenses of its own legal and other advice in preparing and conducting the HSR Filing.

(b)Term.  Notwithstanding anything in this Agreement to the contrary, this Agreement (other than this Article XII and any other provision in this Agreement specifically referencing the Execution Date, each of which is binding and effective as of the Execution Date) shall not become effective until the expiration or earlier termination of the waiting period (or any extension thereof) under the HSR Act in the United States (the date of such expiration or earlier termination, the “Effective Date”), and, upon the Effective Date, the full Agreement and all its terms and provisions shall be automatically effective and binding on both Parties.  If, on the [***] day after the date of filing under the HSR Act, the waiting period required thereunder has not expired, either Party shall have the right, on written notice to the other Party, to terminate this Agreement, and, upon receipt of such notice by such other Party, this Agreement shall be null and void and have no further force and effect.  This Agreement shall commence on the Effective Date (or as specified above on the Execution Date) and, unless terminated earlier pursuant to Sections 12.3 through 12.10, shall continue in full force and effect on a Licensed Product-by-Licensed Product and country-by-country basis as follows (the “Term”):

(i)in the Ex-U.S. Territory, until the date on which the Royalty Term for such Licensed Product in such country of the ex-U.S. Territory has expired;

(ii)in the United States, if Protagonist has exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to such Licensed Product, until the date on which the Royalty Term for such Licensed Product in the United States has expired; and

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(iii)in the United States, if Protagonist has not exercised the Rusfertide Opt-Out Right or a Partial Opt-Out Right with respect to such Licensed Product, until the Parties mutually agree in writing to permanently cease the Commercialization of such Licensed Product in the United States.

12.2Effects of Expiration.  On a Licensed Product-by-Licensed Product and country-by-country basis, upon the expiration of the Royalty Term for such Licensed Product in such country, the licenses granted to Takeda pursuant to Section 2.1(a)(ii) with respect to such Licensed Product in such country shall become fully paid-up, royalty-free, exclusive, and perpetual.

12.3Termination for Convenience.  [***], Takeda shall have the right to terminate this Agreement on a [***] at any time, for any or no reason, upon (i) [***] written notice to Protagonist if before the First Commercial Sale of a Licensed Product in the Territory and (ii) [***] written notice to Protagonist as of and following the First Commercial Sale of a Licensed Product in the Territory; provided that, if Takeda terminates this Agreement in the U.S., Europe (including all members of the European Economic Area, the United Kingdom, and Switzerland), and Japan, then Takeda will be deemed to have terminated this Agreement in its entirety.

12.4Termination for Cause.

(a)This Agreement may be terminated at any time during the Term immediately in its entirety upon written notice by either Party (the “Non-Breaching Party”) if the other Party (the “Breaching Party”) is in material breach of this Agreement and has not cured such breach within [***] in the case of a payment breach, or within [***] in the case of all other breaches, after written notice requesting cure of the breach, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***], after written notice requesting delivery to the Non-Breaching Party of a plan reasonably designed to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing, but in any event within [***] from receipt of the Breach Notice.  Following the delivery of such plan, the Breaching Party will carry out such plan.  If the Breaching Party fails to cure such breach within [***] or diligently carry out such cure plan and cure such breach within [***] or [***], as applicable, or to diligently carry out such plan and cure such breach within [***], if applicable, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party.

(b)If the alleged Breaching Party disputes in good faith the existence or materiality of a breach specified in a written notice provided by the other Party in accordance with Section 12.4(a) or disputes that it has not timely cured such breach, and such alleged Breaching Party provides the other Party written notice of such dispute within, as applicable, such [***] period or [***] period, then the Non-Breaching Party shall not have the right to terminate this Agreement under Section 12.4(a) unless and until such dispute is resolved in accordance with Article XIV.  It is understood and agreed that, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

12.5Termination Following Enrollment Failure.  Takeda may, at its election, terminate this Agreement in its entirety immediately upon written notice to Protagonist in the event that Enrollment for the VERIFY Clinical Trial for the Initial Indication has not been completed within twelve (12) months from the Effective Date.

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12.6Termination for Patent Challenge.  Protagonist may terminate this Agreement in its entirety upon written notice to Takeda in the event that (a) Takeda, or any of its Affiliates or Sublicensees directly asserts in its own respective name, or directs a Third Party to assert, an action challenging the validity, enforceability or patentability of any Licensed Patent, and (b) within [***] after written notice thereof by Protagonist, such action is not withdrawn, unless such challenge was made by Takeda or its Affiliate or Sublicensee in defense of any claim, suit or proceeding pursuant to which Protagonist or any of its Affiliates is alleging infringement of a Licensed Patent against Takeda (or such of its Affiliates or Sublicensees) in connection with its activities under this Agreement, in which case this Section 12.6 will not apply with respect to such defensive challenge, and, further provided that, Protagonist may not terminate this Agreement if Takeda promptly terminates the sublicense granted to any Sublicensee upon such Sublicensee’s failure to cause any challenge of any Licensed Patent initiated by such Sublicensee that is not a defensive challenge to be dismissed within such [***] period.

12.7Termination for Insolvency.  To the extent permitted by Applicable Law, each Party shall have the right to terminate this Agreement in its entirety upon delivery of written notice to the other Party in the event that (a) such other Party files in any court or agency pursuant to any statute or regulation of any jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such other Party or its assets, (b) such other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within [***] of its filing, or (c) such other Party makes an assignment of substantially all of its assets for the benefit of its creditors.

12.8Termination for Safety Concern.  Solely during such portion of the Term before Takeda’s termination right under Section 12.3 becomes effective, Takeda may, at its election, terminate this Agreement in its entirety immediately upon written notice to Protagonist if Takeda in good faith believes that it is not advisable for Takeda to continue to Develop or Commercialize a Licensed Product as a result of a Safety Concern regarding the use of such Licensed Product.

12.9Termination for [***].  Protagonist may terminate this Agreement with respect to the [***] for all Licensed Products upon written notice to Takeda in the event that Takeda [***] not to proceed with the Development, Regulatory Approval and Commercialization of Rusfertide in the [***] pursuant to Section [***].

12.10Rights in Bankruptcy; Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to this Agreement by a Party to the other Party, including those set forth in Section 2.1 and Section 12.11(d), are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction.  The Parties agree that the Parties and their respective Affiliates, as licensees or sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto.  The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party reasonably deems appropriate), all such intellectual property and all embodiments of such intellectual property.  The Bankrupt Party

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hereby agrees to grant and hereby grants to the Non-Bankrupt Party and its Affiliates a right to access and to obtain possession of and to benefit from and, in the case of any chemical or biological material or other tangible item of which there is a fixed or limited quantity, to obtain a pro rata portion of, each of the following to the extent related to any Licensed Compound or Licensed Product, or otherwise covered under any right or license granted under or pursuant to this Agreement:  (i) copies of pre-clinical and clinical research data and results; (ii) all of the following (to the extent that any of the following are so related):  cell lines, antibodies, assays, reagents and other biological materials; (iii) samples of Licensed Compound and Licensed Product; (iv) laboratory notes and notebooks; (v) Licensed Compounds and Licensed Products data or filings, and (vi) rights of reference in respect of filings for and Regulatory Approvals, all of which (inclusive of clauses (i) through (vi)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code, and (viii) all other embodiments of such intellectual property, whether any of the foregoing are in the Bankrupt Party’s possession or control or in the possession and control of any Third Party but which the Bankrupt Party has the right to access or benefit from and to make available to the Non- Bankrupt Party.  Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party.  The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement.  The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the U.S. Bankruptcy Code, any analogous provisions in any other country or jurisdiction, or other Applicable Laws.  The Parties acknowledge and agree that the payments provided for under ARTICLE VIII and all other payments by Takeda to Protagonist hereunder, other than royalty payments pursuant to Section 8.6, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder. No Party by way of this Agreement is presently making an election under Section 365(n) of the U.S. Bankruptcy Code or any other analogous provisions in any other country or jurisdiction.

12.11Effects of Termination.  Upon any termination of this Agreement (i) in its entirety or (ii) with respect to a Terminated Region, as applicable, the following will apply:

(a)Termination of Licenses.  If this Agreement is terminated in its entirety, then all licenses granted under Article II will terminate, and all diligence and other obligations of Takeda under this Agreement will cease.  If this Agreement is terminated in part with respect to a Terminated Region, then all licenses granted under Article II will terminate only with respect to all Licensed Compounds and all Licensed Products for such Terminated Region, and all diligence, as applicable pursuant to Sections 4.5 and 7.2, and other obligations of Takeda, in each case, with respect to such Terminated Region will cease.

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(b)Termination of Exclusivity.  If this Agreement is terminated in its entirety, the Parties’ rights and obligations under Section 2.7 will terminate in their entirety, and, if this Agreement is terminated in part with respect to a Terminated Region, the Parties’ rights and obligations under Section 2.7 will terminate for such Terminated Region.

(c)Development Activities Transfer and Wind Down.  Takeda will, at its cost and expense, wind down the conduct of any ongoing Clinical Trials for Licensed Products for which this Agreement has been terminated (subject to ethical obligations or requirements under Applicable Law), unless, for any such ongoing Clinical Trial for a Licensed Product Protagonist elects for Takeda instead to transfer such Clinical Trial to Protagonist, in which case, Section 12.11(f)(i) and the provisions of the Transition Plan will apply.

(d)Reversion License.

(i)Takeda, for itself and on behalf of its Affiliates, shall and hereby does grant to Protagonist a sublicensable, through multiple tiers, license (the “Reversion License”) in and to (A) the [***] to Develop, Manufacture, Commercialize and otherwise Exploit the Licensed Products in the Field in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region), and (B) the [***], Develop, Manufacture, Commercialize and otherwise Exploit the Licensed Products in the Field in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region), including, in each case ((A) and (B)) for clarity, with respect to any Patent Rights in, as applicable, the [***], any other Patent Right that claims priority, directly or indirectly, to any such Patent Right existing prior to the effective date of termination regardless of when any such other Patent Right is filed or issued), where the Reversion License will be, at Protagonist’s election specified in a written notice to Takeda no later than [***] after such effective date of termination, either [***] and [***] for the [***], or [***] and [***] for the [***], in each case, solely to Develop, Manufacture, Commercialize and otherwise Exploit the Licensed Products in the Field in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region).

(ii)After receiving Protagonist’s written notice in accordance with subsection (i) above, the Parties will discuss in good faith via their respective Executive Officers or their direct reports to agree on an equitable royalty payable by Protagonist to Takeda to reflect the value of the [***] and, if applicable, [***], upon the effective date of such termination and related payment terms.  If the Executive Officers are unable to reach unanimous agreement on the amount of such royalty within [***] of this matter being referred to them, then the Executive Officers or their designees will submit their respective positions on such matter to be resolved in accordance with Section 14.2(c).  If any of the [***] included in the Reversion License pursuant to subsection (i) above is in-licensed by Takeda or any of its Affiliates, then (A) Protagonist will also be responsible for all amounts owed by Takeda or its Affiliate for such [***] due to the Development, Manufacture, Commercialization and other Exploitation by Protagonist, its Affiliates or (sub)licensees of the Licensed Products in, as applicable, the Territory or the Terminated Region of which Protagonist has been made aware and (B) Protagonist’s rights under the Reversion License will be subject to the applicable terms of the applicable Third Party agreement for such [***] of which Protagonist has been made aware.  For clarity, while the

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Reversion License is effectively granted to Protagonist by Takeda as of the Effective Date, Protagonist shall [***].

(iii)If Protagonist’s written notice in accordance with subsection (i) above is [***], then at such time as the [***], the Parties will negotiate in good faith to agree upon terms with respect to the Patent Rights within the [***] that specifically Cover a Licensed Product in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region) pursuant to which (A) in the event that Takeda or such Affiliate elects not to prepare, file, prosecute and maintain (or continue to prepare, file, prosecute and maintain, including filing a Patent Right claiming priority to a Patent Right prior to its issuance) any such Patent Right, Protagonist would have the right to assume sole responsibility, at Protagonist’s sole cost and expense, to prepare, file, prosecute and maintain such Patent Right, and (B) Protagonist would have the right to enforce or defend such Patent Right to abate infringement by a Third Party.

(iv)The Reversion License may be terminated at any time during the term thereof by either Party in accordance with the provisions of Section 12.4 or 12.7 which shall apply mutatis mutandis.

(v)Takeda may terminate the Reversion License granted pursuant to this 13.11(d), upon written notice to Protagonist in the event that (a) Protagonist, or any of its Affiliates or Sublicensees directly asserts in its own respective name, or directs a Third Party to assert, an action challenging the validity, enforceability or patentability of any Patent included in the Reversion License, and (b) within [***] after written notice thereof by Takeda, such action is not withdrawn, unless such challenge was made by Protagonist or its Affiliate or Sublicensee in defense of any claim, suit or proceeding pursuant to which Takeda or any of its Affiliates is alleging infringement of a Patent included in the Reversion License against Protagonist (or such of its Affiliates or Sublicensees), in which case this subsection (iv) will not apply with respect to such defensive challenge, and, further provided that, Takeda may not terminate the Reversion License if Protagonist promptly terminates the sublicense granted to any Sublicensee upon such Sublicensee’s failure to cause any Patent challenge initiated by such Sublicensee that is not a defensive challenge to be dismissed within such [***] period.

(e)Data; Regulatory Documentation; Commercial Materials. Takeda, on behalf of itself and its Related Parties, at its cost, will (i) assign to Protagonist or Protagonist’s designee possession and ownership of all Regulatory Approvals, Regulatory Documentation, Pricing and Reimbursement Approvals and material correspondence and conversation logs relating solely and specifically to the Licensed Products in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region), in each case, in such Person’s Control, and (ii) provide and transfer to Protagonist copies of all data, reports, records, materials and information, including customer lists and other sales and marketing information, generated by and in such Person’s Control with respect to the Licensed Products to the extent that such data, reports, records, materials or other information is solely and specifically related to the Licensed Products in the Territory (in case of termination of this Agreement in its entirety) or in the Terminated Region (in case of termination of this Agreement in part with respect to a Terminated Region) and can be transferred to Protagonist in accordance with Applicable Law, including all nonclinical and clinical data and all adverse event data related to the Licensed Products.  In the event of failure to obtain such assignment, effective

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upon the effective date of termination, Takeda, on behalf of itself and its Related Parties hereby consents and grants to Protagonist the right to access and reference (without any further action required on the part of Takeda, such Affiliate or such Sublicensee, whose authorization to file this consent with, as applicable, any Regulatory Authority of the Territory or the Regulatory Authority of the Terminated Region is hereby granted effective as of the date of termination) any such item with respect to the Licensed Products, as applicable, in the Territory or the Terminated Region.

(f)Transition Plan.  In the event of termination of this Agreement, whether in its entirety or with respect to a Terminated Region, Protagonist and Takeda shall negotiate in good faith the establishment of a transition plan to effectuate the transition back to Protagonist of the Licensed Products, which plan will include at a minimum the following elements (the “Transition Plan”).

(i)Development Activities Transfer.  If, at the time of either Party’s delivery of a written notice of termination, Takeda (or any of its Affiliates or Sublicensees) is conducting any Clinical Trials for any Licensed Product in support of obtaining Regulatory Approval for Commercialization in, as applicable, the Territory or a Terminated Region, Protagonist will notify Takeda whether Protagonist would like to continue such Clinical Trials, on a study-by-study and site-by-site basis.  If Protagonist elects to continue one or more such Clinical Trials at one or more sites, Takeda will continue to pay for its allocated costs and expenses (including Shared Development Costs, if applicable) for such Clinical Trials for a period of [***] after the effective date of termination of this Agreement and upon the expiration of such period transfer the conduct of such Clinical Trials at such sites to Protagonist or its designee.

(ii)Remaining Inventory.  If the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, is before the First Commercial Sale in, respectively, the Territory or such Terminated Region of a Licensed Product, then, within [***] of such date, Takeda will notify Protagonist of any quantity of usable clinical inventory of the Licensed Products in Takeda’s or its Affiliates’ inventory, and Protagonist may purchase, in its discretion, any such quantities of the Licensed Products from Takeda and its Affiliates at a transfer price equal to the Manufacturing Cost without mark-up or profit margin (solely for any portion of such Manufacturing Costs which were not previously shared with Protagonist).  If the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, is after the First Commercial Sale in, respectively, the Territory or such Terminated Region of a Licensed Product, then, within [***] after the end of the Commercialization Wind-Down Period, Takeda will notify Protagonist of any quantity of the Licensed Products for the Territory or such Terminated Region remaining in Takeda’s or its Affiliates’ inventory, and Protagonist may purchase, in its discretion, any such quantities of the Licensed Products from Takeda at a transfer price equal to (A) the Manufacturing Cost of such quantities (solely if any portion of such Manufacturing Costs were not previously shared with Protagonist), for any such quantity in inventory for the U.S. of such Licensed Products if Protagonist had not exercised an Opt-Out Right for such Licensed Products prior to the effective date of termination, and (B) the Manufacturing Cost plus [***] percent ([***]%) of such quantities, for any such quantity in inventory for the Ex-U.S. Territory of such Licensed Products and, if applicable, for the U.S. of such Licensed Products if Protagonist had exercised an Opt-Out Right for such Licensed Products prior to the effective date of termination.

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(iii)Sell Off.  If the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, is after the First Commercial Sale in the Territory or such Terminated Region of a Licensed Product, then, to the extent permitted by Applicable Law, Takeda, its Affiliates and its Sublicensees will have the right to sell any inventory of the Licensed Products intended for Commercialization, respectively, in the Territory or in such Terminated Region existing as of such effective date of termination in accordance with the terms and conditions of this Agreement by or under the authority of Takeda as of the notice date of the applicable termination, for up to [***] after the effective date of the applicable termination or such longer time as may be agreed by the Parties, (the “Commercialization Wind-Down Period”).  Any Licensed Products sold or disposed of by Takeda, its Affiliates or its Sublicensees in, as applicable, the Territory or the Termination Region during the Commercialization Wind-Down Period will be subject to applicable payment obligations under Article VIII.

(iv)Continuation of Supply.  Without limiting Protagonist’s rights under Section 12.11(f)(ii), upon Protagonist’s request, if (A) the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, is after the First Commercial Sale in the Territory or such Terminated Region of a Licensed Product, (B) as of the effective date of such termination, Takeda or its Related Parties are Manufacturing finished product with respect to the Licensed Products for Commercialization thereof in, as applicable, the Territory or such Terminated Region, and (C) as of the effective date of such termination, neither Protagonist nor any of its Affiliate or its (sub)licensees has obtained all necessary Regulatory Approvals to Manufacture the Licensed Products and procured or developed its own source of finished product supply with respect to the Licensed Products for Commercialization thereof in the Territory, then, at Protagonist’s option and at Protagonist’s sole cost and expense, Takeda or its Related Parties will supply to Protagonist such finished product of the Licensed Products for Commercialization in, as applicable, the Territory or such Terminated Region at a price equal to the Manufacturing Cost plus [***] percent ([***]%) until the earlier of (1) such time as (x) all Regulatory Approvals held by Takeda or any of its Related Parties in the Territory or such Terminated Region, as applicable, for the Licensed Products have been assigned to Protagonist or its designee, (y) all Regulatory Approvals necessary to Manufacture the Licensed Products for Commercialization in the Territory or such Terminated Region, as applicable, have been obtained by Protagonist or any of its Affiliates or (sub)licensees, and (z) Protagonist or any of its Affiliates or (sub)licensees has procured or developed its own source of such finished product supply of the Licensed Products for Commercialization in the Territory or such Terminated Region, as applicable, or (2) [***] following the effective date of such termination.

(v)Third Party Agreements.  If Protagonist so requests in writing, and to the extent permitted under Takeda’s and its Affiliates’ obligations to Third Parties on the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, effective as of the effective date of such termination, Takeda will assign, or will cause its applicable Affiliate to assign, to Protagonist, and Protagonist will assume, any Third Party agreements that solely and specifically relate to the Development, Manufacture, performance of Scientific Exchange Activities with respect to, or Commercialization of the Licensed Products in, as applicable, the Territory or such Terminated Country to which Takeda or any of its Affiliates is a party; provided that, (A) if the assignment of any such Third Party agreement requires the consent of any Third Party, such assignment of such Third Party agreement will not occur unless and until such consent is obtained (it being understood that if so requested by Protagonist in writing, Takeda will, at Protagonist’s cost, use reasonable efforts to obtain any such consent as promptly as

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reasonably practicable under the circumstances) and (B) Protagonist will assume any liability arising under such Third Party agreement from and after the date of assignment.

(vi)Takeda Product Trademarks.  If as of the effective date of termination of this Agreement in its entirety or for a Terminated Region, as the case may be, (A) Takeda or any of its Affiliates owns any Product Trademarks that are used exclusively for the Licensed Products in the Territory or such Terminated Region and (B) such Product Trademarks have been approved by the Regulatory Authority, as applicable, in any country of the Territory or in such Terminated Region for use with the Licensed Products (such trademarks, the “Reversion Trademarks”), then, at Protagonist’s written request, promptly following the effective date of such termination, Takeda, on behalf of itself and its Affiliates, will transfer and assign to Protagonist all of Takeda’s and its Affiliates’ rights, title and interest in and to such Reversion Trademarks for, as applicable, each applicable country of the Territory or for the Terminated Region, pursuant to an agreement that the Parties will negotiate and enter into after such effective date of termination, which agreement will contain, to the extent applicable, indemnification obligations customary of such agreements applying to Protagonist’s use of such transferred Reversion Trademark(s) following such assignment.

(vii)IP Files Transfer.  With respect to any Licensed Patents and Arising Protagonist Patents prepared, filed, prosecuted, maintained and defended (including interferences, reissue proceedings, reexaminations, patent term extensions, applications for supplementary protection certificates, oppositions, invalidation proceedings, and defense of validity or enforceability challenges) by Takeda under Section 9.6(a)(i) or in respect of which Takeda has engaged in the enforcement thereof under Section 9.8(b), at Protagonist’s cost and expense, Takeda will transfer to Protagonist or its designee copies of filings, applications, correspondence and other related records received or generated by Takeda in the course of exercising such activities.

(g)Dissolution of Joint Committees.  If this Agreement is terminated in its entirety, all Joint Committees will be dissolved as of the effective date of such termination, provided that, for any surviving provisions requiring action or decision by any of the Joint Committees or an Executive Officer, each Party will appoint representatives to act as its Joint Committee members or Executive Officer, as applicable.  If this Agreement is terminated in part as to a Terminated Region, then the subject-matter responsibility of the respective Joint Committees will no longer extend to the Licensed Products in such Terminated Region.

(h)Sublicense Survival.  Protagonist will, at the written election of any Third Party that is a Sublicensee of Takeda or its Affiliates (to the extent not then in breach of the applicable sublicense agreement), negotiate in good faith the potential grant of a direct license to such Sublicensee, which license will be equivalent in license scope, territory or duration to the sublicense agreement granted by Takeda or its Affiliates to such Sublicensee and not more burdensome on Protagonist in any material manner than the financial terms of Article VIII taking into account the territory and scope of such license (each, a “New License Agreement”).  Notwithstanding any provision to the contrary set forth in this Agreement, Protagonist will not be obligated to negotiate a New License Agreement with a terminated Sublicensee (A) unless such Sublicensee notifies Protagonist in writing within [***] after the termination of this Agreement that it wishes to negotiate and enter into a New License Agreement or (B) if such notice is provided by

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a terminated Sublicensee within such [***] period, at any time following the expiration of a [***] period after the date of such notice.

(i)Further Assurances.  Each Party will execute all reasonable documents and take all such further actions as may be reasonably requested by the other Party, at such other Party’s cost, in order to give effect to the foregoing clauses of this Section 12.11.

(j)Termination of Rights and Obligations.  Except as set forth in this Section 12.11 and Section 12.12, all rights and obligations of the Parties under this Agreement will terminate as of the applicable effective date of any termination of this Agreement.

12.12Accrued Rights; Surviving Obligations.

(a)Termination or expiration of this Agreement (either in its entirety or with respect to one (1) or more country(ies) or other jurisdiction(s) of the Territory) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to the effective date of such termination or expiration.  Such termination or expiration shall not relieve a Party from any liability or obligations which accrued hereunder prior to the effective date of such termination or expiration.

(b)In addition to the termination consequences set forth in Section 12.11 (Effects of Termination) and this Section 12.12 (Accrued Rights; Surviving Obligations)(and any Sections referenced therein), the following provisions will survive expiration or termination of this Agreement in its entirety for any reason: Article I (Definitions) (to the extent necessary to interpret other surviving sections), Section 2.4 (Combinations), Section 2.5 (No Other Rights), Section 4.6 (Development Records), Section 5.5 (Product Withdrawals and Recalls) (solely with respect to Takeda and a removal action by any Regulatory Authority or other recall or market withdrawal of a Licensed Product in the Territory prior to such expiration or termination of this Agreement), Section 6.4 (Manufacturing Records and Reports), Sections 8.9 (Financial Records) through and including 8.18 (Tax Matters) (solely with respect to any amounts owed as of the effective date of expiration or termination), Section 9.1 (Ownership), Section 9.3 (Payment to Inventors), Section 9.6 (Prosecution and Maintenance of Patent Rights) (solely with respect to Joint Patents), Section 10.2 (Nondisclosure Obligation), Section 10.4 (Return of Confidential Information), Section 11.3 (No Warranties), Section 12.2 (in case of expiration but not termination), Section 12.10 (Rights in Bankruptcy; Section 365(n) of the Bankruptcy Code), Section 12.13 (Remedies), Sections 13.1 (Indemnification by Protagonist) through and including 13.5 (General Limitation of Liability), and Article XIV (Miscellaneous).

12.13Remedies.  Each Party shall be free to seek, in accordance with Section 14.1 and Section 14.2, damages, expenses and remedies that may be available to it under Applicable Law or in equity, with respect to any breach of this Agreement.  Each Party shall be entitled, at such Party’s option and its sole discretion, to offset the amount of any damages and expenses obtained against the other Party in a final determination obtained in accordance with Section 14.1 and Section 14.2 against any amounts otherwise due to such other Party under this Agreement.

12.14Remedies in Lieu of Termination by Takeda for Cause.  Notwithstanding anything to the contrary in this Agreement, in the event of a material breach of this Agreement by Protagonist, in lieu of terminating this Agreement pursuant to Section 12.4(a), Takeda may elect

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by written notice to Protagonist to continue under this Agreement, in which case the terms of this Agreement shall remain in full force and effect until this Agreement is subsequently terminated by a Party in accordance with this Article XII, subject to, from and after the date of such notice, the reduction of all royalty payments thereafter due and payable by Takeda to Protagonist during the Term pursuant to Article VIII by [***] ([***]%) of the applicable amounts otherwise set forth in Article VIII, as applicable.

ARTICLE XIII
INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

13.1Indemnification by Protagonist.  Protagonist shall indemnify, defend and hold harmless Takeda and its Affiliates and its and their directors, officers, employees, and agents (each, a “Takeda Indemnitee”) from and against any and all Losses incurred by any Takeda Indemnitee as a result of any Third Party Claim after the Effective Date to the extent such Losses arise out of:  (a) subject to Section 13.3, the performance of Development, Manufacture, Scientific Exchange Activities, or Commercialization, as applicable, of the Licensed Compounds or the Licensed Products by or on behalf of Protagonist or any of its Affiliates or Sublicensees (excluding such conduct by or on behalf of Takeda, is Affiliates and its Sublicensees as licensees or sublicensees of Protagonist hereunder), including any of the foregoing activities with respect to the Licensed Products by Protagonist after the termination of this Agreement in part (with respect to the applicable Licensed Product) or in its entirety, (b) the negligence or willful misconduct by or on the part of any Protagonist Indemnitee in the performance of Protagonist’s obligations under this Agreement, or (c) any breach of a representation or warranty made by Protagonist in this Agreement or any breach or violation of any covenant or agreement of Protagonist in this Agreement; except, in each case, to the extent such Losses arise out, directly or indirectly, any matters for which Takeda is obligated to indemnify any Protagonist Indemnitee under Section 13.2.

13.2Indemnification by Takeda.  Takeda shall indemnify, defend and hold harmless Protagonist and its Affiliates and its and their directors, officers, employees, and agents (each, a “Protagonist Indemnitee”) from and against any and all Losses incurred by any Protagonist Indemnitee as a result of any Third Party Claim after the Effective Date to the extent such Losses arise out of:  (a) subject to Section 13.3, the performance of Development, Manufacture, Scientific Exchange Activities, or Commercialization, as applicable, of the Licensed Compounds and the Licensed Products by or on behalf of Takeda or any of its Affiliates or Sublicensees, (b) the negligence or willful misconduct by or on the part of any Takeda Indemnitee in the performance of Takeda’s obligations under this Agreement, or (c) ) any breach of a representation or warranty made by Takeda in this Agreement or any breach or violation of any covenant or agreement of Takeda in this Agreement; except, in each case, to the extent such Losses arise out of, directly or indirectly, any matters for which Protagonist is obligated to indemnify any Takeda Indemnitee under Section 13.1.

13.3Certain Third Party Claims Related to Licensed Products in the U.S.  If either Party receives notice, at any time, of a Third Party Claim that is based on any Shared Program Activities with respect to a Licensed Product in the U.S. conducted prior to Protagonist’s exercise of an Opt-Out Right in respect of such Licensed Product, then such Party will inform the other Party in writing as soon as reasonably practicable, and the Parties will discuss a strategy for how to defend against, and which Party will control the defense of, such Third Party Claim (provided that, absent agreement otherwise, Takeda shall have the right to control the defense).  Any Losses

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as they are incurred in connection with any such Third Party Claim, as well as any attorneys’ fees and costs of litigation incurred by either Party (or any of the Takeda Indemnitees or Protagonist Indemnitees, as applicable), in each case, that are Shared Program Damages (a) incurred by either Party (or any of the Takeda Indemnitees or Protagonist Indemnitees, as applicable) during the Term, will be deemed to constitute (and will be included in) Shared Development Costs or Shared Commercialization Costs, as applicable, for such Licensed Product, and (b) incurred by either Party (or any of the Takeda Indemnitees or Protagonist Indemnitees, as applicable) after the Term, in each case ((a) and (b)), will be shared such that [***] percent ([***]%) thereof are borne by Takeda and [***] percent ([***]%) thereof are borne by Protagonist, and the Party (or any of the Takeda Indemnitees or Protagonist Indemnitees, as applicable) that has incurred such Shared Program Damages will be reimbursed by the other Party such other Party’s [***] percent ([***]%) share no later than [***] after receipt of reasonable documentation evidencing such amounts.

13.4Procedure.  The Party claiming indemnity under Section 13.1 or Section 13.2 (the “Indemnified Party”) shall give written notice to the other Party (the “Indemnifying Party”) promptly after learning of the applicable Third Party Claim; provided that the failure to give such notice will not relieve the Indemnifying Party of its indemnity obligation hereunder except to the extent that such failure materially prejudices the Indemnifying Party.  The Indemnifying Party shall have the right to elect to defend, at its own cost and expense and by its own counsel (which shall be reasonably satisfactory to the Indemnified Party), any Third Party Claim that is indemnifiable hereunder.  Within [***] after receipt of the Indemnified Party’s written notice (or sooner, if the Third Party Claim at issue so requires), the Indemnifying Party shall notify the Indemnified Party in writing if it is making such election and in such event, the Indemnified Party may employ separate counsel to participate in (but not control) such Indemnifiable Claim at its sole cost and expense.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of such Third Party Claim.  The Indemnified Party may participate in and monitor such defense with counsel of its own choice at its own expense; provided, however, that the Indemnifying Party shall have the right to assume and conduct the defense of such Third Party Claim with counsel of its choice.  The Indemnifying Party shall not settle such Third Party Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned, or delayed, unless the settlement involves only the payment of money, no admission of wrong-doing or fault by the Indemnified Party, and no restriction on the future actions or activities of the Indemnified Party.  So long as the Indemnifying Party is actively defending the Third Party Claim in good faith, the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party.  If the Indemnifying Party does not assume and conduct the defense of such Third Party Claim, and notify the Indemnified Party in writing of the same, within such [***] period (or sooner, if the Third Party Claim at issue so requires), (a) the Indemnified Party may defend against and consent to the entry of any judgment, or enter into any settlement with respect to, such Third Party Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith so long as the settlement involves only the payment of money, no admission of wrong-doing or fault by the Indemnifying Party, and no restriction on the future actions or activities of the Indemnifying Party), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article XIII.

13.5General Limitation of Liability.  NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING

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LOSS OF PROFITS OR BUSINESS INTERRUPTION (TO THE EXTENT THE SAME ARE CONSEQUENTIAL DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE EXERCISE OF ITS RIGHTS OR THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF (A) A PARTY’S FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (B) A MATERIAL BREACH OF THE CONFIDENTIALITY AND NON-USE OBLIGATIONS IN Article IX, OR (C) AMOUNTS PAID TO THIRD PARTIES IN CONNECTION WITH CLAIMS SUBJECT TO INDEMNIFICATION UNDER SECTION 13.1 OR SECTION 13.2.

13.6Insurance.  Each Party shall have and maintain such type and amounts of insurance covering its obligations under this Agreement as is (a) normal and customary in the pharmaceutical industry generally for Persons similarly situated and (b) otherwise required by Applicable Law.  Notwithstanding the foregoing, Takeda will be permitted to satisfy any and all of its obligations under this Section 13.6 through a program of self-insurance, in whole or in part.

ARTICLE XIV
MISCELLANEOUS

14.1Governing Law.  This Agreement, and all questions regarding the existence, validity, interpretation, breach, or performance of this Agreement, shall be construed and the respective rights of the Parties determined according to the Applicable Laws of the State of New York, excluding any of its conflicts of laws principles other than New York General Obligations Law §5-1401.

14.2Dispute Resolution.

(a)Disputes.  Except for matters to be resolved as set forth in Section 2.10(b)(ii)(B), 3.6 or 9.5(d), disputes of any nature arising under, relating to, or in connection with this Agreement (“Disputes”) will be resolved pursuant to this Section 14.2.

(b)Dispute Escalation.  In the event of a Dispute between the Parties, the Parties will first attempt to resolve such Dispute by negotiation and consultation between themselves at the JSC.  In the event that such Dispute is not resolved on an informal basis within [***] of such Dispute being referred to the JSC, any Party may, by written notice to the other, have such Dispute referred to the Executive Officers (or their designee, which designee is required to have decision-making authority on behalf of such Party), who will attempt to resolve such Dispute by negotiation and consultation for a [***] period following receipt of such written notice.  Any final decision agreed by the Executive Officers will be conclusive and binding on the Parties under the then existing circumstances, provided that no such decision will modify or amend the terms or conditions of this Agreement.  In the event the Parties have not resolved such Dispute within [***] of having referred such Dispute to the Executive Officers, then (i) if such Dispute has been expressly stated in this Agreement to be resolved pursuant to Expedited Arbitration, it will be resolved in accordance with Section 14.2(c), (ii) a such Disputes involves the scope, construction, validity, and enforceability of any Patent Rights or trademark rights relating to a Licensed Product, it will be resolved in accordance with Section 14.2(e), or (iii) with respect to any other Dispute,

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either Party will have the right to pursue any and all remedies available at law or equity consistent with Section 14.2(d).

(c)Expedited Arbitration.  Any Dispute expressly stated in this Agreement to be resolved pursuant to this Section 14.2(c) will take place pursuant to the following procedures.

(i)The Dispute will be resolved by final and binding arbitration administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) pursuant to its rules then in effect for such proceedings (the “Rules”), except as otherwise provided herein and applying the substantive law specified in Section 14.1.  The arbitration will be conducted by a single independent, conflict-free arbitrator with the requisite pharmaceutical and biotechnology industry experience selected by JAMS in accordance with the Rules (such arbitrator, the “Expert”).  The Parties may select a different Expert for each Dispute depending on the nature of the issues presented and desired expertise.

(ii)No later than [***] after the Expert’s appointment, each Party will submit to both the Expert and the other Party a detailed written proposal setting forth such Party’s proposed resolution of the Dispute.  The Parties will also provide to the Expert a copy of this Agreement, as may be amended at such time.

(iii)No later than [***] after the delivery of the Parties’ detailed written proposals to the Expert, each Party will submit to both the Expert and the other Party a legal brief (and any exhibits) explaining and supporting the Party’s detailed written proposal, which legal brief will be no more than [***].

(iv)There will be no discovery and there will be no hearing, although such arbitration proceeding will be deemed to have its seat in New York, New York, and all arbitration proceedings will be conducted in the English language.

(v)With respect to a Dispute under Section 12.11(d)(ii), no later than [***] after the submission of the Parties’ legal briefs, the Expert will select one of the two detailed written proposals (without modification) provided by the Parties that the Expert believes is most consistent with the intention underlying and agreed principles set forth in this Agreement. The detailed written proposal selected by the Expert will automatically be final, unappealable and binding on the Parties. With respect to any other Dispute to be resolved pursuant to this Section 14.2(c), the Expert will be free to decide whether to select one of the two detailed written proposals provided by the Parties, with or without modifications, combine elements from both proposals, or propose a different solution. The decision of the Expert will be final, unappealable and binding on the Parties.

(vi)Each Party will bear its own attorneys’ fees, costs and disbursements arising out of the arbitration, and will pay an equal share of the fees and costs of the Expert.

(d)Jurisdiction; Venue.  The Parties hereby (i) irrevocably submit to the jurisdiction of the state and federal courts in the State of New York and agree that all claims shall be heard and determined in any such court, (ii) waive any defense of inconvenient forum to the maintenance of any such claims and further agree not to bring any such claims in any other court,

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and (iii) irrevocably consent to service of process by certified mailing, postage prepaid, or delivering such service to the Party at its respective notice address set forth in Section 14.5.  Notwithstanding anything to the contrary in this Section 14.2, either Party may seek injunctive relief in any court in any jurisdiction where appropriate.

(e)Patent and Trademark Disputes.  Notwithstanding any provision to the contrary set forth in this Agreement, any and all issues regarding the scope, construction, validity, and enforceability of any Patent Rights or trademark rights relating to a Licensed Product will be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent or trademark laws of the country in which such Patent Right or trademark was granted or arose.

14.3Assignment.  Except as provided in this Section 14.3, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the prior written consent of the other Party.  Notwithstanding the foregoing, either Party may, without the other Party’s prior written consent, assign or otherwise transfer this Agreement and its rights and obligations hereunder, in whole or in part, to (i) to an Affiliate, so long as such Party remains responsible for performance of this Agreement and any acts or omissions of such Affiliate in connection therewith, provided that if the entity to which this Agreement is assigned ceases to be an Affiliate of the assigning Party, then the Agreement shall be automatically assigned back to the assigning Party or its successor, or (ii) to a Third Party in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets, Change of Control, or otherwise.  Any permitted successor or assignee of any rights or obligations under this Agreement must expressly assume performance thereof.  Notwithstanding the foregoing, the assigning Party will remain responsible for the performance by its assignee of any obligation hereunder so assigned.  Any purported assignment in violation of this Section 14.3 will be void.

14.4Entire Agreement; Amendments.  This Agreement, including the Schedules, contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, including the Confidentiality Agreement.  This Agreement (including the Schedules hereto) may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

14.5Notices.  All notices which are required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) [***] after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) [***] after being sent for [***] delivery, fees prepaid, via a reputable international overnight courier service, or (c) immediately upon delivery by email or facsimile (with transmission confirmed and confirmed by hard copy delivered as soon as practicable thereafter by the method described in either clause (a) or (b)) or by hand, in each case to the intended recipient as set forth below (or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith):

Notices to Protagonist shall be addressed to:

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Protagonist Therapeutics, Inc.
7707 Gateway Blvd., Suite 140
Newark, CA 94560
Attention: General Counsel
Email: [***]

with a copy to (which shall not constitute notice):

Gibson Dunn & Crutcher LLP

555 Mission Street

San Francisco, CA 94105-0921

Attention: Karen A. Spindler

Email: [***]

Notices to Takeda shall be addressed to:

Takeda Pharmaceutical Company Limited

1-1, Doshomachi 4-chome,

Chuo-ku, Osaka 540-8645

Attention: General Counsel, Legal Department

Facsimile: [***]

with a copy to (which shall not constitute notice):

Takeda Pharmaceuticals U.S.A., Inc.

95 Hayden Ave

Lexington, MA 02421

Attention: Regional General Counsel

Facsimile: [***]

14.6Force Majeure.  Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement to the extent such failure or delay is caused by or results from acts of God, fire, flood, explosion, earthquake, epidemics or pandemics (excluding the COVID-19 pandemic as it exists as the Effective Date), or other natural forces, war, civil unrest, acts of terrorism, accident, destruction, or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, or any other event similar to those enumerated above.  Such excuse from liability shall be effective to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur and is using reasonable efforts to remove the condition.  Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party as soon as reasonably practicable after its occurrence.  The affected Party will provide a good faith estimate of the period for which its failure or delay in performance under the Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such force majeure circumstances and resume normal performance of its obligations hereunder as soon as reasonably practicable under the circumstances.  When the force majeure no longer exists, the affected Party must promptly resume performance.  All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure.  In no event will any Party be required to prevent or settle any labor disturbance

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or dispute.  Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder because of a force majeure affecting such Party.

14.7No Strict Construction.  This Agreement has been prepared jointly and shall not be strictly construed against any Party.

14.8Headings.  The captions or headings of the Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

14.9No Implied Waivers; Rights Cumulative.  No failure on the part of Protagonist or Takeda to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.  Any waiver by a Party of a particular term or condition shall be effective only if set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.

14.10Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions best reflect the original intent of the Parties and in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

14.11Interpretation.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Applicable Laws herein shall be construed as referring to such Applicable Laws as they from time to time may be enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references in this Agreement to the singular shall include the plural where applicable, (f) all references herein to Articles, Sections, or Schedules shall be construed to refer to Articles, Sections and Schedules of this Agreement, (g) the word “or” shall be construed to have the same meaning and effect as “and/or” unless the context

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dictates otherwise because the subjects of the conjunction are mutually exclusive, (h) a term not defined herein but reflecting a different part of speech than a term which is defined herein shall be interpreted in a correlative manner, (i) any reference in this Agreement to a “day” or a number of “days” (without explicit reference to “Business Days”) shall be interpreted as a reference to a calendar day or number of calendar days, and (j) if the last day for the exercise of any privilege or the discharge of any duty under this Agreement falls upon a day which is not a Business Day, then the Party having such privilege or duty will have until the end of the next succeeding regular Business Day to exercise such privilege or to discharge such duty.

14.12Relationship of the Parties.  It is expressly agreed that Protagonist and Takeda are independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture, or agency, including for Tax purposes. Neither Protagonist nor Takeda will have the authority to make any statements, representations, or commitments of any kind, or to take any action, which will be binding on the other Party, without the prior written consent of the other Party.  Nothing contained in this Agreement shall be deemed to make any member of a Joint Committee or any subcommittee or project team a partner, agent, or legal representative of the other Party, or to create any fiduciary relationship for any purpose whatsoever.  Except as may be explicitly provided in this Agreement, no member of a Joint Committee or any subcommittee or project team will have any authority to act for, or to assume any obligation or responsibility on behalf of, any other member of a Joint Committee, subcommittee or project team (as applicable) of the other Party.

14.13Performance by Affiliates.  Either Party may discharge any obligations and exercise any right hereunder through any of its Affiliates.

14.14Binding Effect; No Third Party Beneficiaries.  As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assigns shall be deemed an intended Third Party beneficiary hereunder or have any right to enforce any obligation of this Agreement.

14.15Expenses.  All fees, costs, and expenses incurred in connection with the evaluation, negotiation, and execution of this Agreement shall be paid by the Party incurring such fees, costs and expenses, including fees, costs, and expenses of legal, accounting, consulting, financial, and other Third Party advisors retained by such Party.

14.16Further Assurances.  Each Party agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure of and confirm unto such other Party its rights and remedies under, this Agreement.

14.17Counterparts; Electronic Signatures.  The Parties agree that each may execute this Agreement using electronic signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures and signatures transmitted via PDF or electronic signatures shall be treated as original signatures.

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IN WITNESS WHEREOF, Protagonist and Takeda have caused this Agreement to be duly executed by their authorized representatives, as of the Execution Date.

TAKEDA PHARMACEUTICALS USA, INC.		PROTAGONIST THERAPEUTICS, INC.

By:	/s/ Julie Kim	By:	/s/ Dinesh V. Patel
Name:	Julie Kim	Name:	Dinesh V. Patel, Ph.D
Title:	President U.S. Business Unit	Title:	President and CEO